UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21734

PIMCO Global StocksPLUS® & Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2014

Date of reporting period:	March 31, 2014

ITEM 1. Report to Shareholders

Table of Contents

2–3	Letter from Chairman of the Board & President
4–7	Fund Insights
8–10	Performance & Statistics
12–69	Schedules of Investments*
70–71	Statements of Assets and Liabilities*
72	Statements of Operations*
73–75	Statements of Changes in Net Assets*
76–77	Statements of Cash Flows*
78–105	Notes to Financial Statements*
106–108	Financial Highlights*
109	Report of Independent Registered Public Accounting Firm
110	Tax Information/Proxy Voting Policies & Procedures
111	Annual Shareholder Meeting Results
112	Changes in Investment Policy/Loan Investments and Origination
113–125	Matters Relating to the Trustees’ Consideration of the Investment Management Agreements
126–127	Privacy Policy
128–129	Dividend Reinvestment Plan
130–131	Board of Trustees
132	Fund Officers

* Consolidated for PIMCO Dynamic Income Fund only

March 31, 2014 | Annual Report  1

Letter from Chairman of the Board & President

Dear Shareholder:

Despite a number of headwinds, the global economy expanded during the fiscal twelve-month reporting period ended March 31, 2014. Against this backdrop, US equities rallied sharply, while the US bond market was volatile and ultimately posted a modest decline.

For the 12-month reporting period ended March 31, 2014

■  PIMCO Dynamic Income Fund returned 17.10% on net asset value (“NAV”) and 9.62% on market price.

■  PIMCO Global StocksPLUS® & Income Fund returned 19.71% on NAV and 19.44% on market price.

■  PIMCO High Income Fund returned 13.80% on NAV and 15.51% on market price.

The Standard & Poor’s 500 (“S&P 500”) Index, a proxy for the US stock market, advanced 21.86%; the MSCI Europe, Australasia and Far East Index (“EAFE”) returned 17.56% in US dollar terms; and the BofA Merrill Lynch US High Yield Master II Index increased 7.53% for the 12-months ended March 31, 2014. The broad bond market, as measured by the Barclays US Aggregate Index, declined 0.10% while the Barclays US Treasury Bond Index returned 0.09% during the reporting period.

The US economy continued to grow during the reporting period, albeit at a choppy pace. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual pace of 2.5% during the second quarter

Hans W. Kertess Chairman

Julian Sluyters President & CEO

of 2013 and 4.1% during the third quarter, the latter being the best reading since the fourth quarter of 2011. According to the US Commerce Department, fourth quarter 2013 GDP growth expanded at a 2.6% annual pace. Moderating growth was attributed to a number of factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

Economic growth in non-US developed countries generally improved during the reporting period. After six consecutive quarters of negative growth, the euro zone emerged from its recession in the second quarter of 2013. However, the expansion was far from robust, prompting the European Central Bank (“ECB”) to take a number of actions to stimulate growth. In May 2013, the ECB cut interest rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. The Bank of Japan and the Japanese government also aggressively moved to support economic growth and end its lengthy deflationary cycle. These efforts appear to be taking

2  Annual Report | March 31, 2014

hold, as the country’s economy expanded throughout the reporting period and inflation moved higher.

Outlook

The US economy has been resilient and we believe has overcome the headwinds associated with higher taxes, rising interest rates and severe winter weather. We continue to expect US economic growth will be above-trend in 2014 due, in part, to the fact that fiscal policy will be less of a drag than it was last year. While we are prepared for the Fed to start raising benchmark interest rates in 2015, we think

Receive this report electronically and eliminate paper mailings.

To enroll, visit: us.allianzgi.com/edelivery.

policymakers will remain behind the curve on monetary normalization. Several factors support this view, including: the modest pace of the labor recovery, the lack of inflation pressure, the need to support the deleveraging process, the risk of a bond market crash if rates were to normalize too quickly, and constrained fiscal policy and political pressure.

In the euro zone, growth is expected to increase from -0.42% in 2013 to 1.30% in 2014, based on our forecasts. However, given low inflation and concerns of deflation, ECB President Draghi recently said, “We remain firmly determined to maintain the high degree of monetary accommodation and to take further decisive action if required.” Elsewhere, we project growth in certain emerging market countries to decelerate in 2014. For example, growth in China is forecast to moderate from 7.70% in 2013 to 7.10% in 2014. India’s GDP is projected to be 4.50% in 2014 versus 4.70% in 2013.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman of the Board of Trustees	President & Chief Executive Officer

March 31, 2014 | Annual Report  3

Fund Insights

PIMCO Dynamic Income Fund

March 31, 2014 (unaudited)

For the fiscal 12-month period ended March 31, 2014, PIMCO Dynamic Income Fund (the “Fund”) returned 17.10% on net asset value (“NAV”) and 9.62% on market price.

While the overall fixed income market generated weak results, there were pockets of opportunity for investors who assumed greater risk. Negatively impacting the fixed income market in general were rising interest rates and the Federal Reserve’s tapering of its asset purchase program. All told, US Treasury yields moved higher during the twelve month period, with the yield on the benchmark 10-year Treasury bond rising from 1.87% to 2.73%. Against this backdrop, the overall taxable fixed income market, as measured by the Barclays US Aggregate Index, declined 0.10% during the twelve months ended March 31, 2014.

One of the strongest performing portions of the fixed income market was high yield bonds. The global high yield corporate bond market, as measured by the Barclays Global High Yield Index, returned 9.01%, compared to the global credit market advance of 4.59%, as measured by the Barclays Global Credit Index. In contrast, emerging market debt declined 1.05% during the reporting period, as measured by the JPMorgan EMBI Global Index.

Sector and duration positioning impact the Fund’s results

The Fund posted a strong absolute return during the reporting period. The Fund’s allocation to non-agency mortgage-backed securities was a significant contributor to results, as these bonds outperformed the broader market, supported by overall solid demand. The Fund’s allocation to high yield corporate bonds was beneficial as their spreads tightened. An emphasis on select lower rated banking securities was additive for results, as these holdings outperformed the broad market, supported by continued US economic growth. Security selection within the consumer products and entertainment sectors also aided the Fund’s performance. Finally, the Fund’s short duration contributed to performance as interest rates in the US rose during the 12-month period.

Tactical exposure to the emerging market local bonds detracted from results, as they underperformed the broad credit market during the reporting period.

4  Annual Report | March 31, 2014

Fund Insights

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (unaudited)

For the fiscal 12-month period ended March 31, 2014, PIMCO Global StocksPLUS® & Income Fund (the “Fund”) returned 19.71% on net asset value (“NAV”) and 19.44% on market price.

Despite several “flights to quality,” the global developed equity markets produced strong results during the twelve months ended March 31, 2014. Over this period, the US stock market returned 21.86%, as measured by the S&P 500 Index (the “S&P 500”). Supporting US equities were overall strong demand, corporate profits that often exceeded expectations and continued monetary policy accommodations. International developed equities, as measured by the MSCI EAFE Index, also generated a strong return, but lagged the S&P 500. All told, international developed equities returned 17.56% (as measured by the MSCI EAFE Index) for the twelve-months ended March 31, 2014.

While the overall fixed income market generated weak results, there were pockets of opportunity for investors who assumed greater risk. Rising interest rates and the Federal Reserve’s tapering of its asset purchase program negatively impacted the fixed income market. All told, US Treasury yields moved higher during the twelve-month period, with the yield on the benchmark 10-year Treasury bond rising from 1.87% to 2.73%. Against this backdrop, the overall taxable fixed income market, as measured by the Barclays US Aggregate Index, declined 0.10% during the twelve-months ended March 31, 2014. One of the strongest performers in the US bond market was high yield securities, as they returned 7.53% during the twelve month period, as measured by the BofA Merrill Lynch High Yield Master II Index.

Equity exposure was generally positive for performance

Performance benefited from an average 49.2% exposure to US equities during the reporting period through S&P 500 futures contracts along with a defensive option strategy that sought to generate income and limit losses. While exposure to US equities through futures contracts helped performance, the defensive option strategy detracted from performance due to the exercise of written call options during the equity market rally that took place during the reporting period. The Fund utilized total return swaps to gain access to the MSCI EAFE Index. The Fund’s average exposure to foreign stocks was 49.8% during the reporting period. This was beneficial to performance given the strong results from international developed equities.

Allocations to spread sectors produced mixed results

A minor portion of the Fund’s assets were invested in futures contracts and total return swaps. These instruments permit participation in the returns of the S&P 500 and MSCI EAFE indexes without having to hold the individual stocks which comprise these indexes. The Fund’s assets are primarily actively managed in a portfolio of fixed income securities with the objective of adding incremental return.

The Fund’s fixed income securities generated mixed results during the reporting period. Holdings of residential non-agency mortgage-backed securities and commercial mortgage-backed securities added significant value, as

March 31, 2014 | Annual Report  5

strong demand for high quality income and continued improvements in the US housing market drove prices higher. An exposure to investment grade and high yield corporate bonds was beneficial, as they outperformed equal-duration Treasuries. The Fund also benefited from earning a yield in excess of the money market interest rate cost associated with equity index futures and swaps ownership.

Duration positioning detracted from performance as US Treasury yields moved higher over the reporting period. An exposure to municipal bonds was a negative for returns as they underperformed US Treasuries. Elsewhere, an allocation to US dollar-denominated emerging market bonds detracted from performance as they produced a negative return over the 12-months ended March 31, 2014.

6  Annual Report | March 31, 2014

Fund Insights

PIMCO High Income Fund

March 31, 2014 (unaudited)

For the fiscal 12-month period ended March 31, 2014, PIMCO High Income Fund (the “Fund”) returned 13.80% on net asset value (“NAV”) and 15.51% on market price.

While the overall fixed income market generated weak results, there were pockets of opportunity for investors who assumed greater risk. Negatively impacting the fixed income market in general were rising interest rates and the Federal Reserve’s tapering of its asset purchase program. All told, US Treasury yields moved higher during the twelve-month period, with the yield on the benchmark 10-year Treasury bond rising from 1.87% to 2.73%. Against this backdrop, the overall taxable fixed income market, as measured by the Barclays US Aggregate Index, declined 0.10% during the twelve-months ended March 31, 2014.

One of the strongest performers in the US bond market was high yield securities, as they returned 7.53% during the twelve-month period, as measured by the BofA Merrill Lynch High Yield Master II Index (the “Index”). The high yield market benefited from overall solid investor demand and low defaults. In aggregate, during the twelve-month period, lower quality securities generally outperformed their higher quality counterparts.

Sector and duration positioning impact the Fund’s results

The Fund posted a strong absolute return during the reporting period. An overweight to total spread duration was positive, as credit spreads tightened during the reporting period.

The Fund’s allocation to non-agency mortgage-backed securities helped results, as these bonds outperformed the broader market, supported by overall solid demand. An emphasis on select lower rated banking securities was additive for results, as these holdings outperformed the broad market, supported by continued US economic growth. Security selection within the consumer products and entertainment sectors also aided the Fund’s performance.

The Fund’s long duration detracted from performance as interest rates in the US rose during the 12-month period. Tactical exposure to emerging market local bonds during the second and third quarters of 2013 detracted from performance, as rates rose sharply during those periods.

March 31, 2014 | Annual Report  7

Performance & Statistics

PIMCO Dynamic Income Fund

March 31, 2014 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	9.62%	17.10%
Commencement of Operations (5/30/12) to 3/31/14	23.91%	30.99%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (5/30/12) to 3/31/14	Market Price	$30.32
	NAV	$32.11
NAV	Discount to NAV	-5.57%
Market Price	Market Price Yield(2)	7.56%
	Leverage Ratio(3)	47.20%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income and short-term capital gains, if any) by the market price per share at March 31, 2014.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

8 Annual Report | March 31, 2014

Performance & Statistics

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	19.44%	19.71%
5 Year	37.44%	40.47%
Commencement of Operations (5/31/05) to 3/31/14)	15.23%	13.74%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (5/31/05) to 3/31/14)	Market Price	$23.67
	NAV	$14.72
NAV	Premium to NAV	60.80%
Market Price	Market Price Yield(2)	9.30%
	Leverage Ratio(3)	35.26%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the market price per share at March 31, 2014.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

March 31, 2014 | Annual Report  9

Performance & Statistics

PIMCO High Income Fund

March 31, 2014 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	15.51%	13.80%
5 Year	33.74%	43.05%
10 Year	13.00%	11.09%
Commencement of Operations (4/30/03) to 3/31/14	12.54%	11.70%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (4/30/03) to 3/31/14	Market Price	$12.56
	NAV	$8.23
NAV	Premium to NAV	52.61%
Market Price	Market Price Yield(2)	10.76%
	Leverage Ratio(3)	41.70%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at March 31, 2014.

(3) Represents Preferred Shares and Reverse Repurchase Agreements (collectively “Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

10  Annual Report | March 31, 2014

(This page intentionally left blank)

March 31, 2014 | Annual Report  11

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014

Principal Amount (000s)		Value
MORTGAGE-BACKED SECURITIES – 107.3%
£12,583	Alba PLC, 0.781%, 12/15/38, CMO (m)	$17,811,628
	American Home Mortgage Assets Trust, CMO,
$4,272	0.424%, 11/25/35 (j)(m)	3,557,213
12,107	0.444%, 8/25/37 (m)	4,751,111
13,207	6.25%, 6/25/37 (j)	8,667,035
	American Home Mortgage Investment Trust, CMO (m),
9,443	0.454%, 9/25/45 (j)	8,872,064
9,739	1.054%, 2/25/44	6,203,541
	Banc of America Alternative Loan Trust, CMO,
1,854	0.554%, 5/25/35 (m)	1,480,969
764	6.00%, 6/25/37	605,604
298	6.00%, 6/25/46	254,364
	Banc of America Funding Corp., CMO (m),
10,469	zero coupon, 6/26/35 (a)(d)	8,931,808
15,300	zero coupon, 7/26/36 (a)(d)	9,300,047
31,489	0.367%, 4/20/47 (j)	24,156,257
12,599	0.368%, 8/25/47 (a)(d)	8,751,914
4,612	0.607%, 2/20/35	2,563,954
4,182	2.632%, 3/20/36 (j)	3,622,186
466	2.709%, 1/20/47	384,037
708	2.817%, 1/25/35	381,180
	Banc of America Mortgage Trust, CMO (m),
464	2.622%, 10/20/46	297,017
1,950	2.726%, 1/25/36	1,788,939
	Banc of America Re-Remic Trust, CMO (a)(d),
13,000	5.383%, 12/15/16 (j)	13,720,102
38,264	5.668%, 2/17/51 (m)	39,035,114
€3,676	Bancaja 8 Fondo de Titulizacion de Activos, 0.41%, 10/25/37, CMO (m) BCAP LLC Trust, CMO (a)(d),	4,703,196
$9,500	2.428%, 11/26/35 (m)	7,576,924
7,018	2.478%, 7/26/45 (m)	5,877,150
26,449	2.723%, 4/26/37 (m)	14,853,652
13,986	2.786%, 5/26/36 (m)	10,149,657
8,051	4.993%, 3/26/35 (m)	7,074,712
6,224	5.054%, 6/26/47 (m)	5,199,010
6,052	5.173%, 10/26/35 (m)	5,303,736
4,770	5.477%, 7/26/35 (m)	4,061,623
12,205	5.50%, 12/26/35	9,888,519
8,029	6.00%, 8/26/37 (m)	6,739,007
	Bear Stearns ALT-A Trust, CMO (j)(m),
11,046	0.354%, 2/25/34	8,084,602
16,284	4.943%, 9/25/35	13,339,880
€28,483	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.473%, 11/13/47, CMO (m)	35,917,569

12  Annual Report | March 31, 2014

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
€10,354	Celtic Residential Irish Mortgage Securitisation No. 10 PLC, 0.521%, 4/10/48, CMO (m)	$12,990,843
8,158	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.564%, 12/14/48, CMO (m)	10,382,726
5,300	Celtic Residential Irish Mortgage Securitisation No. 12 Ltd., 0.503%, 3/18/49, CMO (m)	6,395,826
$6,468	Chase Mortgage Finance Trust, 2.662%, 3/25/37, CMO (j)(m)	5,390,025
	Citigroup Mortgage Loan Trust, Inc., CMO (m),
1,567	2.50%, 3/25/36	1,465,239
12,167	2.781%, 10/25/35 (j)	10,766,517
9,474	2.895%, 9/25/37 (j)	7,924,883
	Countrywide Alternative Loan Trust, CMO,
25,572	0.344%, 9/25/46 (j)(m)	19,478,866
24,578	0.766%, 12/25/35, IO	520,156
31,260	0.884%, 11/25/35 (j)(m)	25,999,770
13,740	0.979%, 11/25/46 (j)(m)	9,811,249
20,769	1.585%, 12/25/35, IO	1,478,572
243	3.912%, 6/25/47 (m)	195,616
492	5.50%, 2/25/20	500,357
4,740	5.50%, 7/25/35 (j)	4,451,901
1,437	5.50%, 11/25/35	1,272,842
16,998	5.50%, 12/25/35 (j)	14,571,087
312	5.50%, 1/25/36	292,573
4,654	5.50%, 4/25/37 (j)	3,837,240
453	5.75%, 1/25/36	388,686
15,810	5.75%, 1/25/37 (j)	13,215,738
5,288	5.75%, 4/25/37 (j)	4,776,352
787	6.00%, 6/25/36	702,466
840	6.00%, 11/25/36	765,408
340	6.00%, 12/25/36	263,114
4,178	6.00%, 1/25/37 (j)	3,683,438
1,428	6.00%, 2/25/37	1,089,582
11,262	6.00%, 4/25/37 (j)	8,341,052
10,688	6.00%, 5/25/37 (j)	8,559,885
4,330	6.00%, 7/25/37 (j)	4,107,601
19,527	6.996%, 7/25/36, IO (m)	5,003,943
2,106	38.075%, 5/25/37 (b)(m)	3,601,228
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
4,029	0.494%, 3/25/36 (m)	2,216,354
321	0.754%, 3/25/35 (m)	285,343
128	5.00%, 11/25/35	120,856
17,822	5.242%, 6/25/47 (j)(m)	16,651,693
322	5.50%, 12/25/34	285,407
155	5.50%, 11/25/35	148,878
624	6.00%, 7/25/37	558,599

March 31, 2014 | Annual Report  13

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
$8	6.00%, 8/25/37	$7,378
8,779	6.00%, 8/25/37 (j)	7,909,689
466	6.00%, 1/25/38	421,402
	Credit Suisse Mortgage Capital Certificates,
3,000	1.375%, 10/15/21, CMO (a)(d)(m)	2,973,947
27,326	2.359%, 4/26/35, CMO (a)(d)(m)	22,395,630
11,208	2.391%, 7/26/49, CMO (a)(d)(m)	7,864,642
81,780	4.676%, 2/27/47, CMO (a)(d)(j)(m)	56,778,101
13,833	4.73%, 7/26/37, CMO (a)(d)(j)(m)	8,041,282
12,950	5.466%, 2/15/39, CMO (j)(m)	13,792,786
10,000	5.692%, 4/16/49, CMO (a)(d)(j)(m)	10,724,070
12,795	5.896%, 4/25/36, CMO (j)	10,931,817
16,546	6.50%, 7/26/36, CMO (j)	8,934,218
22,201	7.00%, 8/26/36, CMO (a)(d)	10,609,467
5,123	7.00%, 8/27/36, CMO (a)(d)	3,611,170
7,330	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, 6.50%, 10/25/21, CMO (j)	6,123,522
	Debussy DTC 1, CMO (a)(d),
£18,250	5.93%, 7/12/25	31,566,446
5,000	8.25%, 7/12/25	8,350,823
$2,230	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 6.00%, 10/25/21, CMO	1,932,218
	Diversity Funding Ltd., CMO (m),
£7,279	1.474%, 2/10/46	11,793,902
1,310	1.824%, 2/10/46	1,397,327
1,193	2.324%, 2/10/46	851,452
1,170	2.824%, 2/10/46	322,402
702	4.074%, 2/10/46	93,835
234	4.618%, 2/10/46 (e)	15,743
247	4.718%, 2/10/46 (e)	12,246
€31,189	Emerald Mortgages No. 4 PLC, 0.35%, 7/15/48, CMO (m)	37,927,333
$3,751	Extended Stay America Trust, 7.625%, 12/5/19, CMO (a)(d)	3,861,890
	First Horizon Alternative Mortgage Securities Trust, CMO (m),
12,149	2.238%, 8/25/35	3,559,414
2,566	6.946%, 11/25/36, IO	612,404
1,143	First Horizon Mortgage Pass-Through Trust, 5.50%, 8/25/37, CMO	956,636
7,958	GMAC Commercial Mortgage Securities, Inc., 4.915%, 12/10/41, CMO (j)	8,127,251
5,269	Greenpoint Mortgage Funding Trust, 0.354%, 12/25/46, CMO (m)	2,718,272
398	GSR Mortgage Loan Trust, CMO (m), 2.789%, 11/25/35	366,658
1,707	6.50%, 8/25/36	1,430,191

14  Annual Report | March 31, 2014

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	Harborview Mortgage Loan Trust, CMO (m),
$25	0.346%, 1/19/38	$21,408
26,450	0.396%, 3/19/36 (j)	19,390,298
13,121	0.406%, 1/19/36 (j)	9,059,048
15,809	0.807%, 6/20/35 (j)	13,107,498
3,590	1.057%, 6/20/35 (j)	2,939,416
506	Impac CMB Trust, 0.874%, 10/25/34, CMO (m)	440,995
27	Impac Secured Assets Trust, 0.264%, 5/25/37, CMO (m)	18,646
8,398	IndyMac IMSC Mortgage Loan Trust, 2.729%, 6/25/37, CMO (j)(m)	6,347,635
125	IndyMac INDA Mortgage Loan Trust, 5.183%, 3/25/37, CMO (m)	113,779
7,144	IndyMac Index Mortgage Loan Trust, CMO (m), 0.354%, 11/25/46 (j)	4,249,822
4,700	0.404%, 2/25/37	2,679,964
1,044	0.454%, 7/25/36 (j)	848,914
716	2.528%, 2/25/35	607,104
	JPMorgan Alternative Loan Trust, CMO (j),
50,364	0.354%, 6/25/37 (m)	29,814,727
12,075	3.298%, 11/25/36 (m)	11,732,547
10,000	5.96%, 12/25/36	8,567,270
5,000	6.31%, 8/25/36	4,074,440
74,382	JPMorgan Chase Commercial Mortgage Securities Corp., 2.003%, 6/15/45, CMO, IO (j)(m)	7,135,498
	JPMorgan Mortgage Trust, CMO (m),
10,033	2.661%, 6/25/37 (j)	8,484,001
8,312	5.113%, 4/25/37 (j)	7,714,299
2,330	5.531%, 10/25/36	2,170,484
7,571	KGS Alpha SBA, 1.055%, 4/25/38, CMO (a)(b)(d)(f)(k)
	(acquisition cost-$426,695; purchased 10/18/12)	355,655
	Lavendar Trust, CMO (a)(d),
7,293	5.50%, 9/26/35	5,439,672
17,396	6.00%, 11/26/36	11,852,033
10,913	LB Commercial Mortgage Trust, 5.868%, 7/15/44, CMO (j)(m)	12,209,227
	LB-UBS Commercial Mortgage Trust, CMO (j)(m),
215,613	0.142%, 2/15/40, IO (a)(d)	3,337,587
7,751	5.452%, 9/15/39	8,332,728
	Lehman Mortgage Trust, CMO,
185	5.50%, 11/25/35	179,116
2,056	6.00%, 8/25/36	1,722,921
1,412	6.00%, 9/25/36 (j)	1,169,525
9,531	6.50%, 9/25/37 (j)	8,441,030
45,142	7.25%, 9/25/37 (j)	24,077,604

March 31, 2014 | Annual Report  15

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	Lehman XS Trust, CMO (m),
$33,081	0.434%, 7/25/37	$9,888,046
4,854	0.654%, 7/25/47	1,624,266
	MASTR Adjustable Rate Mortgages Trust, CMO (m),
30,694	0.354%, 5/25/47 (j)	23,939,660
5,936	0.494%, 5/25/47	1,800,985
	MASTR Alternative Loans Trust, CMO (m),
26,942	0.504%, 3/25/36 (j)	7,581,806
34,433	0.554%, 3/25/36	9,778,295
537	MASTR Asset Securitization Trust, 5.311%, 11/25/33, CMO (a)(d)(m)	89,107
	Morgan Stanley Re-Remic Trust, CMO (a)(d),
11,082	2.61%, 1/26/35 (m)	9,940,658
6,285	2.61%, 2/26/37 (m)	5,194,855
26,634	2.671%, 7/26/35 (m)	20,201,254
4,998	5.249%, 9/26/35 (m)	4,452,544
7,969	6.00%, 4/26/36	5,670,118
	Newgate Funding, CMO (m),
£2,200	0.72%, 12/15/50	2,899,561
€2,750	1.553%, 12/15/50	3,359,162
£4,150	1.77%, 12/15/50	6,226,806
€5,250	1.803%, 12/15/50	6,443,327
	Nomura Asset Acceptance Corp., CMO,
$947	5.82%, 3/25/47	969,344
15,461	6.138%, 3/25/47 (j)	15,823,813
29,480	6.347%, 3/25/47 (j)	30,163,369
1,019	NovaStar Mortgage-Backed Notes, 0.344%, 9/25/46, CMO (m)	853,589
	RBSSP Resecuritization Trust, CMO (a)(d),
9,929	0.783%, 2/26/36 (j)(m)	6,476,418
20,150	2.491%, 7/26/45 (m)	18,170,857
30,330	2.569%, 11/26/35 (j)(m)	18,818,802
13,401	2.692%, 5/26/37 (m)	9,991,870
17,874	5.368%, 11/21/35 (j)(m)	11,646,145
9,276	6.00%, 3/26/36	6,696,184
	Residential Accredit Loans, Inc., CMO,
14,071	0.334%, 7/25/36 (j)(m)	9,168,459
30,369	0.344%, 5/25/37 (j)(m)	25,680,399
12,069	1.131%, 1/25/46 (j)(m)	8,661,741
1,707	4.205%, 1/25/36 (m)	1,354,927
1,613	6.00%, 8/25/35	1,440,290
3,772	6.00%, 6/25/36	3,081,481
11,624	6.00%, 8/25/36 (j)	9,116,084
20,187	7.00%, 10/25/37 (j)	16,263,975
	Residential Asset Securitization Trust, CMO,
1,836	5.50%, 7/25/35	1,717,311

16  Annual Report | March 31, 2014

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
$5,314	6.25%, 8/25/37	$3,540,900
	Residential Funding Mortgage Securities I, CMO,
476	5.85%, 11/25/35	459,128
6,289	5.945%, 8/25/36 (j)(m)	5,765,498
3,693	6.00%, 4/25/37 (j)	3,215,696
	Sequoia Mortgage Trust, CMO (m),
2,297	0.527%, 7/20/36	1,477,035
1,414	1.357%, 10/20/27	1,168,090
£2,722	Southern Pacific Securities PLC, 4.021%, 12/10/42, CMO (m)	4,164,675
	Structured Adjustable Rate Mortgage Loan Trust, CMO (m),
$5,029	3.98%, 4/25/47 (j)	4,050,811
6,096	4.592%, 8/25/36 (j)	3,801,464
14,785	4.653%, 2/25/37 (j)	10,709,371
1,866	5.177%, 7/25/35	1,644,849
	Structured Asset Mortgage Investments II Trust, CMO (m),
3,770	0.324%, 3/25/37	1,000,721
29,579	0.344%, 7/25/46 (j)	23,917,060
	Suntrust Alternative Loan Trust, CMO (m),
26,578	0.504%, 4/25/36 (j)	9,535,893
7,183	6.996%, 4/25/36, IO	2,206,281
	TBW Mortgage-Backed Trust, CMO (j),
15,096	5.80%, 3/25/37	8,082,829
13,991	6.12%, 3/25/37	7,487,222
28,038	6.50%, 7/25/36	14,781,667
	WaMu Mortgage Pass-Through Certificates, CMO (m),
472	0.608%, 6/25/44	437,693
18,087	0.879%, 6/25/47 (j)	6,692,660
36,203	0.939%, 7/25/47 (j)	31,491,706
843	1.009%, 10/25/46	690,273
3,172	1.109%, 7/25/46	2,690,067
102	1.135%, 2/25/46	95,138
1,491	2.034%, 7/25/47	1,061,182
8,916	4.416%, 3/25/37 (j)	7,984,871
639	4.686%, 2/25/37	596,439
	Washington Mutual Mortgage Pass-Through Certificates, CMO (j),
20,307	0.394%, 1/25/47 (m)	13,478,524
13,515	0.754%, 7/25/36 (m)	9,032,161
7,935	6.00%, 4/25/37	6,843,552
	Wells Fargo Alternative Loan Trust, CMO,
9,748	2.673%, 7/25/37 (f)(j)(m)	8,345,423
1,115	5.75%, 7/25/37	1,014,899
28,600	Wells Fargo Mortgage Loan Trust, 5.568%, 4/27/36, CMO (a)(d)(m)	26,746,447
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,109	2.624%, 10/25/35 (m)	1,093,172

March 31, 2014 | Annual Report  17

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
$674	6.00%, 7/25/36	$671,059
1,380	6.00%, 9/25/36	1,343,054
431	6.00%, 4/25/37	413,822
1,025	6.00%, 6/25/37	999,882
2,188	6.00%, 8/25/37	2,146,851
Total Mortgage-Backed Securities (cost-$1,296,277,382)		1,566,111,260
CORPORATE BONDS & NOTES – 31.5%
	Auto Components – 0.7%
€200	Autodis S.A., 6.50%, 2/1/19 (a)(b)(d)(k)
	(acquisition cost-$273,950; purchased 1/23/14)	284,666
$7,983	Commercial Vehicle Group, Inc., 7.875%, 4/15/19 (j)	8,232,469
1,950	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)(d)(j)	2,130,375
		10,647,510
	Banking – 9.2%
9,100	Banco Continental SAECA, 8.875%, 10/15/17 (a)(d)(j)	9,702,875
12,500	Banco do Brasil S.A., 3.875%, 10/10/22 (j)	11,656,250
€15,800	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20 (j)	25,712,107
$3,500	Credit Agricole S.A., 7.875%, 1/23/24 (a)(d)(g)	3,701,250
10,700	Credit Suisse AG, 6.50%, 8/8/23 (a)(d)(j)	11,770,000
	Eksportfinans ASA (j),
700	2.00%, 9/15/15	696,500
1,700	5.50%, 5/25/16	1,797,750
1,900	5.50%, 6/26/17	2,023,500
6,000	Intesa Sanpaolo SpA, 6.50%, 2/24/21 (a)(d)(j)	6,776,874
€15,800	LBG Capital No. 2 PLC, 6.385%, 5/12/20	23,167,561
$14,000	Morgan Stanley, 7.30%, 5/13/19 (j)	17,002,580
€5,446	Royal Bank of Scotland NV, 1.037%, 6/8/15 (j)(m)	7,465,166
7,900	Royal Bank of Scotland PLC, 6.934%, 4/9/18 (j)	12,452,594
		133,925,007
	Building Materials – 0.1%
$5,000	Desarrolladora Homex S.A.B. de C.V., 9.75%, 3/25/20 (a)(d)(e)	581,250
5,000	Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2/3/22 (a)(b)(d)(e)(k)
	(acquisition cost-$5,001,250; purchased 5/30/12-5/31/12)	575,000
		1,156,250
	Chemicals – 2.0%
25,980	Ineos Finance PLC, 7.50%, 5/1/20 (a)(d)(j)	28,610,475
	Coal – 0.4%
	Mongolian Mining Corp.,
2,900	8.875%, 3/29/17	1,939,375
5,900	8.875%, 3/29/17 (a)(d)	3,945,625
313	Westmoreland Escrow Corp., 10.75%, 2/1/18 (a)(d)	342,735
		6,227,735

18  Annual Report | March 31, 2014

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	Diversified Financial Services – 7.3%
$12,900	AGFC Capital Trust I, 6.00%, 1/15/67
	(converts to FRN on 1/15/17) (a)(d)(j)	$10,965,000
9,600	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(j)	10,197,120
€900	Cedulas TDA 1 Fondo de Titulizacion de Activos, 0.34%, 4/8/16 (j)(m)	1,220,362
31,700	Cedulas TDA 6 Fondo de Titulizacion de Activos, 4.25%, 4/10/31 (j)	43,786,784
$10,000	General Electric Capital Corp., 7.125%, 6/15/22 (g)	11,418,050
4,181	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(d)(j)	4,264,620
5,000	SLM Corp., 6.00%, 1/25/17 (j)	5,468,750
	Springleaf Finance Corp. (j),
2,300	6.50%, 9/15/17	2,489,750
5,400	6.90%, 12/15/17	5,953,500
1,417	Stearns Holdings, Inc., 9.375%, 8/15/20 (a)(d)(j)	1,487,850
45,231	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(k)
	(acquisition cost-$8,023,775; purchased 11/20/12-7/26/13)	8,937,095
		106,188,881
	Electric Utilities – 0.7%
5,000	Edison Mission Energy, 7.00%, 5/15/17 (e)	4,575,000
	Energy Future Intermediate Holding Co. LLC (j),
3,100	6.875%, 8/15/17 (a)(d)	3,189,125
1,700	10.00%, 12/1/20	1,797,750
		9,561,875
	Engineering & Construction – 0.8%
11,966	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (j)	11,913,940
	Food & Beverage – 0.3%
3,187	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(d)(j)	3,457,895
	Household Products/Wares – 1.7%
8,236	Armored Autogroup, Inc., 9.25%, 11/1/18 (j)	8,678,685
	Reynolds Group Issuer, Inc. (j),
6,000	6.875%, 2/15/21	6,510,000
9,000	7.875%, 8/15/19	9,956,250
		25,144,935
	Lodging – 0.3%
12,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a)(b)(d)(e)(k)
	(acquisition cost-$4,320,000; purchased 6/28/12)	4,800,000
	Metal Fabricate/Hardware – 0.3%
4,000	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)(j)	4,310,000
	Oil & Gas – 0.9%
5,000	Alliance Oil Co., Ltd., 9.875%, 3/11/15 (j)	5,050,000
3,074	Ecopetrol S.A., 7.375%, 9/18/43 (j)	3,515,887
16,700	OGX Austria GmbH, 8.50%, 6/1/18 (a)(d)(e)	1,252,500
7,000	Petroleos de Venezuela S.A., 5.50%, 4/12/37 (j)	3,657,500
		13,475,887

March 31, 2014 | Annual Report  19

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	Paper & Forest Products – 0.4%
$6,000	Millar Western Forest Products Ltd., 8.50%, 4/1/21 (j)	$6,345,000
	Pipelines – 1.6%
15,900	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)(j)	14,906,250
9,740	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)(j)	8,887,750
		23,794,000
	Retail – 2.5%
£1,950	Aston Martin Capital Ltd., 9.25%, 7/15/18 (j)	3,535,530
1,100	Enterprise Inns PLC, 6.50%, 12/6/18	1,939,313
12,120	Spirit Issuer PLC, 5.472%, 12/28/34 (m)	19,448,140
6,441	Unique Pub Finance Co. PLC, 6.542%, 3/30/21	11,328,640
		36,251,623
	Software – 0.4%
$5,000	First Data Corp., 7.375%, 6/15/19 (a)(d)(j)	5,387,500
	Telecommunications – 1.4%
13,162	GCI, Inc., 6.75%, 6/1/21 (j)	13,392,335
7,000	VimpelCom Holdings BV, 7.504%, 3/1/22 (j)	7,165,200
		20,557,535
	Transportation – 0.5%
6,500	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	5,557,500
2,850	Western Express, Inc., 12.50%, 4/15/15 (a)(d)(j)	2,037,750
		7,595,250
Total Corporate Bonds & Notes (cost-$411,209,683)		459,351,298
ASSET-BACKED SECURITIES – 25.7%
2,335	Asset Backed Funding Certificates, 1.204%, 3/25/34 (m)	1,837,075
	Bear Stearns Asset-Backed Securities Trust (m),
8,346	0.704%, 6/25/36 (j)	6,881,252
522	2.526%, 10/25/36	342,307
2,806	Bombardier Capital Mortgage Securitization Corp. Trust, 7.44%, 12/15/29 (j)(m)	1,717,615
	Citigroup Mortgage Loan Trust, Inc.,
3,553	5.622%, 3/25/36	2,413,947
609	5.779%, 5/25/36	383,195
	Conseco Finance Securitizations Corp. (j),
10,169	7.96%, 5/1/31	8,257,904
17,422	7.97%, 5/1/32	12,304,702
30,142	8.20%, 5/1/31	25,532,299
9,740	9.163%, 3/1/33 (m)	9,032,964
7,000	Conseco Financial Corp., 7.06%, 2/1/31 (j)(m)	7,211,428
	Countrywide Asset-Backed Certificates,
16,270	0.324%, 6/25/47 (j)(m)	13,893,494
5,991	0.354%, 4/25/36 (j)(m)	5,316,974
8,000	0.394%, 3/25/47 (m)	4,094,376
35,359	0.414%, 1/25/46 (m)	471,956
2,500	0.574%, 6/25/36 (m)	631,398

20  Annual Report | March 31, 2014

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
$10,000	0.674%, 5/25/36 (m)	$1,457,040
33	0.954%, 3/25/33 (m)	30,644
2,405	1.534%, 12/25/32 (m)	2,078,600
975	4.915%, 2/25/36 (m)	973,543
2,526	5.348%, 7/25/36 (m)	2,483,163
3,250	5.505%, 4/25/36 (m)	3,211,802
3,443	5.588%, 8/25/36 (j)(m)	3,367,378
3,684	5.657%, 3/25/34 (m)	5,067,671
517	5.859%, 10/25/46	397,632
10,800	Credit-Based Asset Servicing and Securitization LLC, 5.704%, 10/25/36 (a)(d)(j)	9,358,060
11,573	CSAB Mortgage-Backed Trust, 5.50%, 5/25/37 (j)	10,393,601
	EMC Mortgage Loan Trust (a)(d)(m),
233	0.604%, 12/25/42	218,461
11,663	0.624%, 4/25/42 (j)	10,379,766
2,819	2.404%, 4/25/42	1,507,719
9,745	GMACM Home Equity Loan Trust, 6.249%, 12/25/37 (j)	9,124,317
3,924	GSAA Trust, 6.205%, 3/25/46 (j)	3,819,773
2,834	GSAMP Trust, 2.031%, 6/25/34 (m)	2,226,023
1,707	Home Equity Mortgage Loan Asset-Backed Trust, 6.89%, 12/25/31	801,361
32,326	Legg Mason PT, 6.55%, 3/10/20 (a)(d)(f)	32,095,745
10,850	Lehman XS Trust, 5.833%, 6/24/46 (j)	9,472,134
265	Long Beach Mortgage Loan Trust, 1.204%, 2/25/34 (m)	247,517
	MASTR Asset-Backed Securities Trust (m),
11,345	0.304%, 3/25/36 (j)	7,323,310
400	0.534%, 1/25/36	289,176
31,071	Morgan Stanley Home Equity Loan Trust, 0.384%, 4/25/37 (j)(m)	18,564,670
	Oakwood Mortgage Investors, Inc.,
9,374	5.92%, 9/15/17 (m)	4,950,784
5,721	6.61%, 2/15/21 (m)	3,336,869
25,391	7.40%, 7/15/30 (m)	17,853,474
7,432	7.405%, 12/15/30 (m)	4,807,483
5,676	7.84%, 11/15/29 (j)(m)	5,559,308
2,107	8.49%, 10/15/30	389,257
	Popular ABS Mortgage Pass-Through Trust,
3,663	1.404%, 8/25/35 (m)	3,043,543
12,633	4.748%, 7/25/35 (j)	10,957,121
36	Renaissance Home Equity Loan Trust, 0.654%, 12/25/33 (m)	35,102
11,872	Residential Asset Mortgage Products, Inc., 1.129%, 4/25/34 (j)(m)	9,747,022
	Residential Asset Securities Corp. (m),
8,144	0.314%, 6/25/36 (j)	7,673,622
11,000	0.394%, 8/25/36	5,740,944
7,847	Sorin Real Estate CDO IV Ltd., 0.765%, 10/28/46 (a)(d)(m)	3,374,156
	Soundview Home Equity Loan Trust,
10,105	0.434%, 6/25/37 (j)(m)	5,967,363
2,213	5.655%, 10/25/36	1,883,745

March 31, 2014 | Annual Report  21

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	South Coast Funding VII Ltd. (a)(d)(m),
$191,123	0.503%, 1/6/41, CDO (j)	$46,825,118
5,786	0.503%, 1/6/41, CDO (b)(k) (acquisition cost-$1,142,688; purchased 11/8/12)	1,417,511
8,452	Structured Asset Securities Corp., 6.154%, 5/25/32 (m)	4,161,233
1,592	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (j)(m)	1,740,418
Total Asset-Backed Securities (cost-$342,791,371)		374,676,065
SOVEREIGN DEBT OBLIGATIONS – 5.6%
	Brazil – 5.6%
BRL85,000	Brazil Notas do Tesouro Nacional, 6.00%, 8/15/50, Ser. B (h) (cost-$78,274,074)	81,668,954
U.S. TREASURY OBLIGATIONS – 2.7%
	U.S. Treasury Notes,
$16,832	0.25%, 5/31/14 (i)	16,838,245
5,100	0.25%, 10/31/14	5,105,579
14,900	0.25%, 1/15/15 (i)	14,917,463
1,100	0.25%, 1/31/15	1,101,310
800	0.375%, 11/15/14	801,469
Total U.S. Treasury Obligations (cost-$38,747,602)		38,764,066
U.S. GOVERNMENT AGENCY SECURITIES (m) – 2.6%
	Fannie Mae, CMO,
15,842	5.766%, 7/25/41, IO (j)	1,835,093
23,705	5.916%, 10/25/40, IO (j)	2,931,636
749	6.196%, 12/25/37, IO	89,437
50,860	6.286%, 3/25/37-4/25/37, IO (j)	7,574,879
535	6.346%, 2/25/37, IO	90,298
1,701	6.366%, 9/25/37, IO (j)	345,480
49,781	6.406%, 6/25/41, IO (j)	7,234,731
425	6.496%, 11/25/36, IO	61,766
1,359	6.566%, 6/25/37, IO (j)	272,690
4,985	6.596%, 10/25/35, IO (j)	867,494
4,058	6.616%, 5/25/37, IO (j)	647,411
4,672	6.826%, 3/25/38, IO (j)	804,783
3,369	6.846%, 2/25/38, IO (j)	493,767
3,379	6.946%, 6/25/23, IO (j)	606,224
5,985	12.028%, 1/25/41 (b)(j)	6,741,658
	Freddie Mac, CMO,
97,023	0.624%, 10/25/20, IO (j)	3,891,979
659	6.255%, 5/15/37, IO	78,652
5,775	6.315%, 7/15/36, IO (j)	900,597
2,266	6.425%, 9/15/36, IO (j)	335,405
5,283	6.545%, 4/15/36, IO (j)	766,884
3,718	7.625%, 9/15/36, IO (j)	650,190
602	14.086%, 9/15/41 (b)	730,397
504	16.487%, 9/15/34 (b)	585,209
Total U.S. Government Agency Securities (cost-$48,832,385)		38,536,660

22 Annual Report | March 31, 2014

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
SENIOR LOANS – 1.2%
	Hotels/Gaming – 0.6%
$7,600	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a)(b)(c)(k) (acquisition cost-$7,600,000; purchased 6/6/12-7/10/12)	$8,398,000
	Plumbing & HVAC Equipment – 0.6%
9,450	AMPAM Parks Mechanical, Inc., 8.375%, 10/31/18 (a)(b)(d)(f)(k) (acquisition cost-$9,261,000; purchased 10/30/13) (See Note 1(q))	9,276,724
Total Senior Loans (cost-$16,802,754)		17,674,724

Shares
CONVERTIBLE PREFERRED STOCK – 0.9%
	Aerospace & Defense – 0.3%
70,000	United Technologies Corp., 7.50%, 8/1/15	4,659,900
	Electric Utilities – 0.6%
151,700	PPL Corp., 8.75%, 5/1/14	8,297,990
Total Convertible Preferred Stock (cost-$11,480,278)		12,957,890
PREFERRED STOCK – 0.3%
	Banking – 0.3%
36,000	AgriBank FCB, 6.875%, 1/1/24 (a)(b)(d)(g)(k)(l) (acquisition cost-$3,600,000; purchased 10/29/13) (cost-$3,600,000)	3,713,627

Principal Amount (000s)
SHORT-TERM INVESTMENTS – 5.7%
	Repurchase Agreements – 3.5%
$48,500	Credit Agricole, dated 3/31/14, 0.08%, due 4/1/14, proceeds $48,500,108; collateralized by U.S. Treasury Notes, 0.875%, due 7/31/19, valued at $49,602,386 including accrued interest	48,500,000
2,608	State Street Bank and Trust Co., dated 3/31/14, 0.00%, due 4/1/14, proceeds $2,608,000; collateralized by Fannie Mae, 2.26%, due 10/17/22, valued at $2,660,689 including accrued interest	2,608,000
Total Repurchase Agreements (cost-$51,108,000)		51,108,000
	U.S. Treasury Obligations – 2.0%
18,155	U.S. Treasury Bills, 0.051%-0.117%, 4/17/14-8/21/14 (i)(n)	18,151,373
	U.S. Treasury Notes,
1,510	0.25%, 6/30/14	1,510,796
350	0.25%, 8/31/14	350,273

March 31, 2014 | Annual Report 23

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
$1,834	0.25%, 9/15/14 (i)	$1,835,647
500	0.25%, 9/30/14	500,449
200	0.25%, 11/30/14	200,234
6,020	0.50%, 10/15/14	6,033,876
Total U.S. Treasury Obligations (cost-$28,576,552)		28,582,648
	U.S. Government Agency Securities (n) – 0.2%
	Federal Home Loan Bank Discount Notes,
900	0.051%, 5/6/14	899,956
900	0.071%, 5/2/14	899,946
1,894	Freddie Mac Discount Notes, 0.101%, 7/1/14	1,893,856
Total U.S. Government Agency Securities (cost-$3,693,423)		3,693,758
Total Short-Term Investments (cost-$83,377,975)		83,384,406
Total Investments (cost-$2,331,393,504) – 183.5%		2,676,838,950
Liabilities in excess of other assets – (83.5)%		(1,217,878,146)
Net Assets – 100.0%		$1,458,960,804

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $772,944,616, representing 53.0% of net assets.
(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2014.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.
(f)	Fair-Valued–Securities with an aggregate value of $50,073,547, representing 3.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(g)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(h)	Inflationary Bonds–Principal amount of security is adjusted for inflation/deflation.
(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(j)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(k)	Restricted. The aggregate acquisition cost of such securities is $39,649,358. The aggregate value is $37,758,278, representing 2.6% of net assets.
(l)	Dividend rate is fixed until the first call date and variable thereafter.
(m)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2014.
(n)	Rates reflect the effective yields at purchase date.

24 Annual Report | March 31, 2014

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

(o)	Total return swap agreements on convertible securities outstanding at March 31, 2014:

								Swap Agreements, at Value
Counterparty	Pay/ Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Asset	Liability
Deutsche Bank	Receive	OGX Petroleo e Gas Participaceos S.A.	2102	Not Applicable, Fully Funded	2/11/15	$878,175	$19,968	$898,143	–

(p)	Credit default swap agreements outstanding at March 31, 2014:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Upfront Premiums Received	Unrealized Appreciation
Credit Suisse First Boston:
ABX.HE AA 06-2	$32,209	†	5/25/46	0.17%	$(18,126,166)	$(28,625,702)	$10,499,536
Goldman Sachs:
ABX.HE A 06-1	13,476	†	7/25/45	0.54%	(7,558,921)	(11,742,224)	4,183,303
					$(25,685,087)	$(40,367,926)	$14,682,839

†	Credit Spread not quoted for asset-backed securities.
(1)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(q)	Interest rate swap agreements outstanding at March 31, 2014:

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston (CME)	$134,000	6/20/22	4.00%	3-Month USD-LIBOR	$(15,850,364)	$10,366,102
Credit Suisse First Boston (CME)	133,000	12/18/23	3-Month USD-LIBOR	3.00%	3,300,579	3,167,579
Credit Suisse First Boston (CME)	102,200	3/20/43	2.75%	3-Month USD-LIBOR	15,382,607	13,334,428
Credit Suisse First Boston (CME)	23,200	6/18/44	3.75%	3-Month USD-LIBOR	(762,290)	(711,273)
					$2,070,532	$26,156,836

March 31, 2014 | Annual Report 25

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

(r)	Forward foreign currency contracts outstanding at March 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
602,000 British Pound settling 4/2/14	Barclays Bank	$999,234	$1,003,624	$4,390
71,708,554 British Pound settling 4/2/14	Credit Suisse First Boston	118,462,531	119,548,926	1,086,395
756,000 Euro settling 4/2/14	Barclays Bank	1,051,287	1,041,503	(9,784)
113,067,998 Euro settling 4/2/14	Royal Bank of Scotland	155,773,782	155,768,079	(5,703)

Sold:
9,903,231 Brazilian Real settling 6/3/14	Barclays Bank	4,065,883	4,294,326	(228,443)
60,668,700 Brazilian Real settling 6/3/14	JPMorgan Chase	25,209,878	26,307,695	(1,097,817)
32,582,565 Brazilian Real settling 7/2/14	JPMorgan Chase	13,583,887	14,019,433	(435,546)
76,056,228 Brazilian Real settling 6/3/14	Morgan Stanley	31,292,889	32,980,170	(1,687,281)
4,343,286 Brazilian Real settling 7/2/14	Morgan Stanley	1,800,773	1,868,803	(68,030)
71,876,466 British Pound settling 4/2/14	Barclays Bank	119,377,002	119,828,860	(451,858)
349,940 British Pound settling 5/2/14	Citigroup	577,000	583,270	(6,270)
261,912 British Pound settling 4/2/14	Credit Suisse First Boston	436,000	436,646	(646)
71,708,554 British Pound settling 5/2/14	Credit Suisse First Boston	118,436,501	119,521,677	(1,085,176)
86,627 British Pound settling 5/2/14	Goldman Sachs	144,000	144,387	(387)
172,177 British Pound settling 4/2/14	JPMorgan Chase	288,000	287,044	956
97,223,383 Euro settling 4/2/14	Bank of America	133,439,093	133,939,751	(500,658)
520,100 Euro settling 4/2/14	Bank of America	721,001	716,516	4,485
14,202,175 Euro settling 4/2/14	Barclays Bank	19,744,338	19,565,621	178,717
311,967 Euro settling 4/2/14	Barclays Bank	428,000	429,782	(1,782)
1,566,373 Euro settling 4/2/14	Citigroup	2,148,000	2,157,912	(9,912)
523,436 Euro settling 5/2/14	Goldman Sachs	721,000	721,064	(64)
104,439 Euro settling 5/2/14	Goldman Sachs	144,000	143,871	129
113,067,998 Euro settling 5/2/14	Royal Bank of Scotland	155,765,754	155,757,903	7,851
				$(4,306,434)

(s)

At March 31, 2014, the Fund held $1,590,000 in cash as collateral and pledged cash collateral of $7,888,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy. In addition to the cash collateral held, $223,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

(t)	Open reverse repurchase agreements at March 31, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Bank of America	1.233%	3/25/14	6/25/14	$10,298,468	$10,296,000
	1.304	3/6/14	4/10/14	6,215,848	6,210,000
	1.383	3/25/14	4/24/14	5,706,534	5,705,000
	1.383	3/25/14	6/25/14	10,404,796	10,402,000
Barclays Bank	0.40	2/5/14	5/5/14	7,178,384	7,174,000
	0.45	2/13/14	5/13/14	2,103,235	2,102,000
	0.50	2/28/14	4/1/14	2,412,072	2,411,000

26 Annual Report | March 31, 2014

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
	0.50%	2/28/14	5/28/14	$1,066,474	$1,066,000
	0.55	9/4/13	9/3/15	5,638,948	5,621,000
	0.55	2/28/14	4/1/14	19,862,706	19,853,000
	0.55	3/14/14	4/23/14	2,970,817	2,970,000
	0.60	1/16/14	4/16/14	6,317,527	6,309,678
	0.60	2/13/14	5/13/14	14,420,287	14,409,000
	0.65	1/21/14	4/21/14	10,258,950	10,246,000
	0.65	2/5/14	5/5/14	8,976,906	8,968,000
	0.65	2/28/14	4/2/14	9,670,584	9,665,000
	0.65	3/11/14	4/11/14	2,472,937	2,472,000
	0.65	3/14/14	6/16/14	13,655,437	13,651,000
	0.65	3/19/14	6/19/14	43,544,218	43,534,000
	0.65	3/27/14	4/28/14	2,913,263	2,913,000
	0.65	3/31/14	7/2/14	19,931,000	19,931,000
	1.155	3/14/14	4/23/14	1,397,807	1,397,000
	1.237	1/24/14	4/24/14	39,639,047	39,548,000
	1.305	3/14/14	4/23/14	2,063,345	2,062,000
	1.384	3/24/14	6/24/14	11,901,659	11,898,000
	1.385	1/30/14	4/30/14	3,387,932	3,380,000
	1.385	3/5/14	6/5/14	5,595,807	5,590,000
	1.385	3/20/14	6/20/14	18,096,351	18,088,000
	1.385	3/25/14	6/24/14	9,198,477	9,196,000
	1.387	1/22/14	4/23/14	25,583,813	25,516,000
	1.387	1/17/14	4/17/14	16,746,610	16,699,000
	1.387	1/24/14	4/24/14	7,874,274	7,854,000
	1.432	3/5/14	9/5/14	5,401,795	5,396,000
	1.433	3/28/14	9/29/14	2,685,428	2,685,000
	1.435	1/22/14	7/22/14	37,036,558	36,935,000
	1.49	1/15/14	4/16/14	22,075,221	22,006,000
BNP Paribas	1.237	3/11/14	6/11/14	8,838,370	8,832,000
Citigroup	0.905	2/28/14	4/3/14	9,162,365	9,155,000
	0.985	3/18/14	6/18/14	6,540,504	6,538,000
	0.986	1/22/14	4/22/14	6,020,356	6,009,000
Credit Suisse First Boston	0.39	2/18/14	4/1/14	21,074,585	21,065,000
	0.85	2/4/14	5/2/14	3,234,330	3,230,137
	1.493	3/27/14	5/29/14	4,512,936	4,512,000
	1.496	2/25/14	4/29/14	4,337,299	4,331,000
	1.498	2/18/14	4/21/14	96,425,225	96,257,000
	1.499	2/7/14	4/8/14	44,301,520	44,204,000
	1.50	3/18/14	5/16/14	9,150,335	9,145,000
Deutsche Bank	0.26	3/31/14	5/2/14	5,944,000	5,944,000
	0.57	3/19/14	4/22/14	2,983,614	2,983,000
	0.59	3/4/14	6/4/14	11,757,393	11,752,000
	0.59	3/14/14	6/16/14	13,656,027	13,652,000
	0.59	3/20/14	4/1/14	3,384,666	3,384,000
	0.59	3/20/14	6/20/14	15,322,013	15,319,000
	0.59	3/28/14	4/1/14	2,149,141	2,149,000
JPMorgan Chase	1.355	3/12/14	4/14/14	7,517,655	7,512,000

March 31, 2014 | Annual Report  27

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Morgan Stanley	1.10%	1/15/14	4/15/14	$11,805,351	$11,778,000
	1.15	1/15/14	4/15/14	7,099,194	7,082,000
Royal Bank of Canada	0.45	3/14/14	4/1/14	21,524,842	21,520,000
	0.45	3/14/14	6/16/14	9,852,216	9,850,000
	0.45	3/31/14	6/16/14	27,946,000	27,946,000
	0.50	3/27/14	4/28/14	13,891,966	13,891,001
	0.50	3/31/14	5/5/14	5,112,000	5,112,000
	1.23	2/25/14	5/27/14	13,414,022	13,398,000
	1.234	3/11/14	6/11/14	4,719,395	4,716,000
	1.236	2/28/14	5/29/14	8,811,670	8,802,000
	1.24	1/7/14	4/7/14	39,149,947	39,037,000
	1.24	1/28/14	4/28/14	13,858,007	13,828,000
	1.24	2/4/14	5/6/14	15,689,204	15,659,000
	1.24	2/11/14	5/12/14	48,182,184	48,101,000
	1.24	2/18/14	4/22/14	1,666,407	1,664,000
	1.24	3/10/14	6/11/14	10,399,875	10,392,000
	1.33	2/25/14	8/25/14	2,820,643	2,817,000
	2.236	11/14/13	5/14/14	63,802,033	63,620,000
Royal Bank of Scotland	1.235	1/31/14	5/1/14	12,504,686	12,479,000
	1.483	2/12/14	5/12/14	15,870,319	15,839,000
	1.484	2/20/14	5/20/14	34,442,699	34,386,000
	1.484	2/21/14	5/21/14	8,699,964	8,686,000
	1.486	2/4/14	5/6/14	16,393,808	16,356,000
	1.486	2/7/14	5/7/14	7,048,386	7,033,000
	1.736	1/28/14	4/28/14	31,630,801	31,534,998
Societe Generale	1.255	2/28/14	4/3/14	13,894,477	13,879,000
	1.255	3/3/14	4/4/14	18,095,275	18,077,000
	1.257	3/12/14	4/14/14	19,706,747	19,693,000
UBS	0.40	3/26/14	4/30/14	4,308,287	4,308,000
	0.45	3/25/14	4/25/14	11,296,988	11,296,000
	0.47	3/26/14	4/30/14	3,978,312	3,978,000
	0.50	3/21/14	4/25/14	13,675,089	13,673,000
	0.50	3/25/14	4/25/14	5,192,703	5,192,000
	0.53	3/26/14	4/30/14	1,926,170	1,926,000
	0.55	1/21/14	4/23/14	10,462,258	10,451,127
	0.60	1/23/14	4/23/14	23,600,129	23,573,513
	0.65	1/23/14	4/23/14	11,433,953	11,419,985
	0.65	1/27/14	4/23/14	27,904,502	27,871,924
	1.640	1/3/14	10/6/14	3,372,928	3,355,000
					$1,304,352,363

(u)

The weighted average daily balance of reverse repurchase agreements during the year ended March 31, 2014 was $1,151,742,617, at a weighted average interest rate of 1.19%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2014 was $1,642,861,208.

At March 31, 2014, the Fund held Mortgage-Backed Securities, Corporate Bonds & Notes, U.S. Treasury Obligations and U.S. Government Agency Securities valued at $2,481,811, $2,506,600, $2,358,091 and $1,126,809, respectively, as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

28  Annual Report | March 31, 2014

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

(v)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/14
Investments in Securities – Assets
Mortgage-Backed Securities	$–	$1,557,410,182	$8,701,078	$1,566,111,260
Corporate Bonds & Notes:
Oil & Gas	–	12,223,387	1,252,500	13,475,887
All Other	–	445,875,411	–	445,875,411
Asset-Backed Securities	–	294,337,691	80,338,374	374,676,065
Sovereign Debt Obligations	–	81,668,954	–	81,668,954
U.S. Treasury Obligations	–	38,764,066	–	38,764,066
U.S. Government Agency Securities	–	38,536,660	–	38,536,660
Senior Loans	–	–	17,674,724	17,674,724
Convertible Preferred Stock	12,957,890	–	–	12,957,890
Preferred Stock	–	3,713,627	–	3,713,627
Short-Term Investments	–	83,384,406	–	83,384,406
	12,957,890	2,555,914,384	107,966,676	2,676,838,950
Other Financial Instruments* – Assets
Credit Contracts	–	14,682,839	19,968	14,702,807
Foreign Exchange Contracts	–	1,282,923	–	1,282,923
Interest Rate Contracts	–	26,868,109	–	26,868,109
	–	42,833,871	19,968	42,853,839
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(5,589,357)	–	(5,589,357)
Interest Rate Contracts	–	(711,273)	–	(711,273)
	–	(6,300,630)	–	(6,300,630)
Totals	$12,957,890	$2,592,447,625	$107,986,644	$2,713,392,159

At March 31, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended March 31, 2014, was as follows:

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 3/31/14
Investments in Securities – Assets
Mortgage-Backed Securities	$59,476,261	$8,545,590	$(44,675)	$134,103	$(1,229,814	)†	$(1,853,568)	$–	$(56,326,819)	$8,701,078
Corporate Bonds & Notes:
Oil & Gas	–	–	–	–	–		–	1,252,500	–	1,252,500
Asset-Backed Securities	54,059,850	33,942,697	(8,243,428)	1,671,894	5,037,439		(2,755,922)	–	(3,374,156)	80,338,374
Senior Loans:
Auto Components	12,078,543	–	(11,900,043)	9,724	67,470		(255,694)	–	–	–

March 31, 2014 | Annual Report  29

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 3/31/14
Hotels/Gaming	$16,530,000	$–	$(7,600,000)	$40,728	$84,431	$(657,159)	$–	$–	$8,398,000
Plumbing & HVAC Equipment	–	9,261,000	–	15,638	–	86	–	–	9,276,724
Real Estate	42,108,179	–	(42,296,370)	–	349,230	(161,039)	–	–	–
	184,252,833	51,749,287	(70,084,516)	1,872,087	4,308,756	(5,683,296)	1,252,500	(59,700,975)	107,966,676
Other Financial Instruments* – Assets
Credit Contracts	–	–	–	–	–	19,968	–	–	19,968
Totals	$184,252,833	$51,749,287	$(70,084,516)	$1,872,087	$4,308,756	$(5,663,328)	$1,252,500	$(59,700,975)	$107,986,644

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2014.

	Ending Balance at 3/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$355,655	Interest Only Weighted Average Life Model	Security Price Reset	$4.70
	8,345,423	Benchmarked Pricing	Security Price Reset	$85.61
Corporate Bonds & Notes	1,252,500	Third-Party Broker Quote	Single Broker Quote	$7.50
Asset-Backed Securities	32,095,745	Benchmarked Pricing	Security Price Reset	$99.29
	48,242,629	Third-Party Pricing Vendor	Single Broker Quote	$24.50
Senior Loans	8,398,000	Third-Party Pricing Vendor	Single Broker Quote	$110.50
	9,276,724	Discounted Yield Analysis	Yield to Maturity	0.17%
Other Financial Instruments * – Assets
Credit Contracts	19,968	Third-Party Pricing Vendor	Single Broker Quote	$102.27

†	Paydown shortfall.
*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 2 into Level 3 because third-party pricing vendor stopped pricing.
***	Transferred out of Level 3 into Level 2 because evaluated prices with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at March 31, 2014, was $(12,291,573). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(w)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at March 31, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$–	$14,702,807	$–	$14,702,807
Receivable for variation margin on centrally cleared swaps*	527,742	–	–	527,742

30  Annual Report | March 31, 2014

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$–	$1,282,923	$1,282,923
Total asset derivatives	$527,742	$14,702,807	$1,282,923	$16,513,472
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$–	$–	$(5,589,357)	$(5,589,357)

*	Included in net unrealized appreciation of $26,156,836 on centrally cleared swaps as reported in note (q) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended March 31, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$(1,758,167)	$876,737	$–	$(881,430)
Foreign currency transactions (forward foreign currency contracts)	–	–	(18,695,413)	(18,695,413)
Total net realized gain (loss)	$(1,758,167)	$876,737	$(18,695,413)	$(19,576,843)
Net change in unrealized appreciation/depreciation of:
Swaps	$20,777,493	$13,406,907	$–	$34,184,400
Foreign currency transactions (forward foreign currency contracts)	–	–	(5,215,167)	(5,215,167)
Total net change in unrealized appreciation/depreciation	$20,777,493	$13,406,907	$(5,215,167)	$28,969,233

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended March 31, 2014:

Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)		Interest Rate Swap Agreements (2)	Total Return Swap Agreements (2)
Purchased	Sold	Buy	Sell
$283,048,374	$593,167,874	$1,720	$55,354	$433,360	$176
–	–	–	€ 3,980	–	–

(1)  U.S. $ Value on origination date

(2)  Notional Amount (in thousands)

March 31, 2014 | Annual Report  31

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

The following tables present by counterparty, the Fund’s derivative assets and liabilities net of related collateral held by the Fund at March 31, 2014 which has not been offset in the Statement of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at March 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$4,485	$(4,485)	$–		$–
Barclays Bank	183,107	(183,107)	–		–
Credit Suisse First Boston	1,086,395	(1,086,395)	–		–
Goldman Sachs	129	(129)	–		–
JPMorgan Chase	956	(956)	–		–
Royal Bank of Scotland	7,851	(5,703)	–		2,148
Swaps
Credit Suisse First Boston	10,499,536	573	(10,500,109	)##	–
Deutsche Bank	19,968	–	(1,825	)#	18,143
Goldman Sachs	4,183,303	(322)	(4,182,981	)##	–
Totals	$15,985,730	$(1,280,524)	$(14,684,915)		$20,291

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreement
Credit Agricole	$48,500,000	$(48,500,000	)†	–
State Street Bank & Trust Co.	2,608,000	(2,608,000	)†	–
Totals	$51,108,000	$(51,108,000)		–

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at March 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Pledged	Net Amount
Foreign Currency Exchange Contracts
Bank of America	$500,658	$(225,453)	–	$275,205
Barclays Bank	691,867	(183,107)	–	508,760
Citigroup	16,182	–	–	16,182
Credit Suisse First Boston	1,085,822	(1,085,822)††	–	–
Goldman Sachs	451	(451)	–	–
JPMorgan Chase	1,533,363	(1,533,363)††	–	–

32  Annual Report | March 31, 2014

Consolidated Schedule of Investments

PIMCO Dynamic Income Fund

March 31, 2014 (continued)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Pledged	Net Amount
Morgan Stanley	$1,755,311	$(1,755,311)††	–	$–
Royal Bank of Scotland	5,703	(5,703)	–	–
Totals	$5,589,357	$(4,789,210)	–	$800,147

Counterparty	Gross Financial Liability Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements
Bank of America	$32,625,646†††	$(32,625,646	)††	–	–
Barclays Bank	382,077,869†††	(382,077,869	)††	–	–
BNP Paribas	8,838,370†††	(8,838,370	)††	–	–
Citigroup	21,723,225†††	(21,723,225	)††	–	–
Credit Suisse First Boston	183,036,230†††	(183,036,230	)††	–	–
Deutsche Bank	55,196,854†††	(55,196,854	)††	–	–
JPMorgan Chase	7,517,655†††	(7,517,655	)††	–	–
Morgan Stanley	18,904,545†††	(18,904,545	)††	–	–
Royal Bank of Canada	300,840,411†††	(300,840,411	)††	–	–
Royal Bank of Scotland	126,590,663†††	(126,590,663	)††	–	–
Societe Generale	51,696,499†††	(51,696,499	)††	–	–
UBS	117,151,319†††	(117,151,319	)††	–	–
Totals	$1,306,199,286	$(1,306,199,286)		–	–

†	The actual collateral received is greater than the amount shown here due to over collateralization.
††	The actual collateral pledged is greater than the amount shown here due to over collateralization.
†††	The amount includes interest payable for Reverse Repurchase Agreements.
#	The amount includes upfront premiums paid.
##	The amount includes upfront premiums received.

Glossary:

ABX.HE	-	Asset-Backed Securities Index Home Equity
BRL	-	Brazilian Real
	£-	British Pound
CDO	-	Collateralized Debt Obligation
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by MBIA Insurance Corp.
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind

See accompanying Notes to Financial Statements | March 31, 2014 | Annual Report  33

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014

Principal Amount (000s)		Value
Mortgage-Backed Securities – 67.1%
$3,765	Banc of America Alternative Loan Trust, 16.601%, 9/25/35, CMO (b)(j)(m)	$4,687,620
	Banc of America Funding Corp., CMO (m),
200	0.377%, 7/20/36	188,085
1,249	2.621%, 3/20/36	1,144,971
754	2.70%, 12/20/34	625,188
460	5.846%, 1/25/37	375,171
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.39%, 3/11/41, CMO (a)(d)(m)	1,991,448
6	Banc of America Mortgage Trust, 6.00%, 7/25/46, CMO	5,943
756	BCAP LLC Trust, 6.25%, 11/26/36, CMO (a)(d)	764,736
3,000	BCRR Trust, 5.858%, 7/17/40, CMO (a)(d)(j)(m)	3,329,511
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (m),
352	2.659%, 3/25/35	342,592
600	2.709%, 7/25/36	495,626
914	2.761%, 2/25/34	899,521
	Bear Stearns ALT-A Trust, CMO (m),
501	2.466%, 4/25/35	433,305
193	2.535%, 11/25/35	151,704
308	2.676%, 9/25/35	273,235
	Bear Stearns Commercial Mortgage Securities Trust, CMO (m),
1,000	5.694%, 6/11/50 (j)	1,119,829
1,000	5.78%, 2/11/41 (a)(d)	1,008,796
	Bear Stearns Structured Products, Inc. Trust, CMO (m),
1,512	1.885%, 1/26/36	1,221,070
501	2.874%, 12/26/46	378,208
1,026	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(d)	683,010
€2,465	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.473%, 11/13/47, CMO (m)	3,108,655
£2,217	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.781%, 12/14/48, CMO (m)	3,338,658
$654	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (a)(b)(d)(g)(l) (acquisition cost-$693,074; purchased 1/9/06)	680,484
	Chevy Chase Funding LLC Mortgage-Backed Certificates, CMO (a)(d)(m),
264	0.454%, 8/25/35	242,988
17	0.494%, 10/25/34	15,194
1,079	Citigroup Mortgage Loan Trust, Inc., 2.73%, 3/25/37, CMO (m)	803,480
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.216%, 7/15/44, CMO (m)	1,047,080
	Commercial Mortgage Trust (m),
77,000	0.133%, 10/10/46, IO (a)(d)	966,812
9,083	1.934%, 8/15/45, IO (j)	979,677
760	5.909%, 7/10/46, CMO (a)(d)	827,595
	Countrywide Alternative Loan Trust, CMO,
1,428	0.367%, 5/20/46 (m)	1,013,062

34 Annual Report | March 31, 2014

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
$212	0.394%, 12/25/46 (m)	$104,869
1,642	0.484%, 10/25/35 (j)(m)	1,344,329
3,057	0.504%, 5/25/36 (m)	1,894,111
421	2.668%, 2/25/37 (m)	371,986
405	5.263%, 10/25/35 (m)	333,713
978	5.50%, 8/25/34	970,535
51	5.50%, 2/25/36	44,731
919	5.50%, 3/25/36	748,838
1,106	6.00%, 5/25/37	886,200
144	6.25%, 9/25/34	146,410
2,107	6.996%, 7/25/36, IO (m)	539,939
2,136	19.376%, 7/25/35 (b)(m)	2,877,371
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
319	0.394%, 3/25/36 (m)	267,924
2,005	0.474%, 3/25/35 (j)(m)	1,782,278
217	0.544%, 2/25/35 (m)	162,673
2,750	2.40%, 2/20/36 (m)	956,885
247	2.425%, 10/20/35 (m)	193,899
430	2.51%, 10/20/35 (m)	383,338
518	2.854%, 8/25/34 (m)	480,715
558	2.955%, 3/25/37 (m)	407,905
1,011	5.05%, 10/20/35 (m)	853,229
77	5.50%, 8/25/35	73,266
2,600	Credit Suisse First Boston Mortgage Securities Corp., 5.745%, 12/15/36, CMO (a)(d)(m)	2,596,513
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 9/16/39 (a)(d)(m)	972,887
2,000	5.978%, 2/15/41 (j)(m)	2,250,549
388	6.00%, 11/25/36	406,220
760	First Horizon Alternative Mortgage Securities Trust, 2.185%, 11/25/36, CMO (m)	575,608
1,711	First Horizon Mortgage Pass-Through Trust, 2.548%, 1/25/37, CMO (m)	1,493,820
	GE Capital Commercial Mortgage Corp., CMO (m),
1,000	5.165%, 7/10/45 (a)(d)	992,804
1,000	5.20%, 5/10/43	1,027,845
326	GMACM Mortgage Loan Trust, 3.345%, 6/25/34, CMO (m)	312,377
730	GS Mortgage Securities Trust, 6.048%, 8/10/43, CMO (a)(d)(m)	791,289
	GSR Mortgage Loan Trust, CMO,
245	2.651%, 9/25/35 (m)	248,114
526	2.666%, 4/25/35 (m)	510,293
300	2.695%, 5/25/35 (m)	272,716
192	5.50%, 6/25/36	179,699
	Harborview Mortgage Loan Trust, CMO (m),
39	0.456%, 4/19/34	37,037
171	2.168%, 11/19/34	138,074
76	2.687%, 2/25/36	60,360
44	4.897%, 8/19/36	40,571

March 31, 2014 | Annual Report 35

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
$726	5.075%, 6/19/36	$521,381
732	HSI Asset Loan Obligation Trust, 2.65%, 1/25/37, CMO (m)	568,890
2	Impac CMB Trust, 0.794%, 10/25/33, CMO (m)	1,989
	IndyMac Index Mortgage Loan Trust, CMO (m),
2,359	0.424%, 6/25/37	1,173,368
69	0.434%, 3/25/35	64,337
951	2.492%, 6/25/37	619,294
76,047	JPMBB Commercial Mortgage Securities Trust, 0.155%, 11/15/45, IO (j)(m)	1,650,524
1,500	JPMorgan Chase Commercial Mortgage Securities Corp., 5.603%, 5/15/41, CMO (a)(d)(m)	1,528,849
	JPMorgan Mortgage Trust, CMO,
1,595	2.657%, 4/25/37 (m)	1,273,324
484	2.729%, 5/25/36 (m)	430,827
136	5.50%, 1/25/36	131,446
111	5.50%, 6/25/37	108,967
	Luminent Mortgage Trust, CMO (m),
1,165	0.324%, 12/25/36	907,161
1,106	0.354%, 10/25/46	977,290
	MASTR Adjustable Rate Mortgages Trust, CMO (m),
1,288	2.524%, 11/25/35 (a)(d)	953,507
346	3.087%, 10/25/34	312,143
352	Merrill Lynch Alternative Note Asset Trust, 0.224%, 1/25/37, CMO (m)	165,320
209	Merrill Lynch Mortgage Investors Trust, 1.596%, 10/25/35, CMO (m)	205,481
989	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 8/12/48, CMO (j)	1,071,962
	Morgan Stanley Capital I, Inc., CMO,
100	5.379%, 8/13/42 (a)(d)(m)	93,271
1,415	5.569%, 12/15/44 (j)	1,534,843
619	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56, CMO, PO (a)(d)	613,448
420	Opteum Mortgage Acceptance Corp., 0.424%, 7/25/36, CMO (m)	289,940
11,674	Prime Mortgage Trust, 6.396%, 11/25/36, CMO, IO (m)	1,591,504
198	Provident Funding Mortgage Loan Trust, 2.656%, 10/25/35, CMO (m)	197,045
3,000	RBSCF Trust, 6.068%, 2/17/51, CMO (a)(d)(j)(m)	3,014,472
2,546	RBSSP Resecuritization Trust, 5.00%, 9/26/36, CMO (a)(d)	1,418,594
	Residential Accredit Loans, Inc., CMO,
526	3.101%, 12/26/34 (m)	425,565
1,369	3.728%, 1/25/36 (m)	1,046,843
749	6.00%, 9/25/35	608,245
571	6.00%, 8/25/36	447,632
174	Residential Asset Mortgage Products, Inc., 7.50%, 12/25/31, CMO	180,749
500	Salomon Brothers Mortgage Securities VII, Inc., 8.20%, 7/18/33 (m)	521,518
	Structured Adjustable Rate Mortgage Loan Trust, CMO (m),
3,418	1.526%, 5/25/35	2,498,819
151	2.62%, 9/25/35	126,664
486	2.693%, 9/25/36	310,180
810	4.705%, 4/25/36	652,514

36 Annual Report | March 31, 2014

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
$569	4.838%, 11/25/36	$500,038
677	5.05%, 1/25/36	525,046
	Structured Asset Mortgage Investments II Trust, CMO (m),
608	0.384%, 2/25/36	482,628
507	0.434%, 2/25/36	399,223
271	Suntrust Adjustable Rate Mortgage Loan Trust, 2.768%, 1/25/37, CMO (m)	258,385
	Wachovia Bank Commercial Mortgage Trust, CMO,
266	4.982%, 2/15/35 (a)(d)	265,393
1,500	5.497%, 1/15/41 (a)(d)(m)	1,489,879
2,500	5.953%, 2/15/51 (j)(m)	2,808,936
1,000	WaMu Commercial Mortgage Securities Trust, 5.66%, 3/23/45, CMO (a)(d)(j)(m)	1,045,828
	WaMu Mortgage Pass-Through Certificates, CMO (m),
193	0.444%, 7/25/45	180,272
182	0.859%, 1/25/47	175,723
845	2.324%, 12/25/36	753,832
690	2.451%, 2/25/37	608,925
377	4.67%, 4/25/37	24,636
251	4.73%, 7/25/37	232,775
2,479	Washington Mutual Mortgage Pass-Through Certificates, 0.899%, 4/25/47, CMO (m)	519,474
751	Wells Fargo Mortgage-Backed Securities Trust, 6.00%, 3/25/37, CMO	719,736
	WF-RBS Commercial Mortgage Trust, CMO, IO (m),
30,000	0.339%, 12/15/46	884,787
9,616	2.019%, 11/15/44 (a)(d)(j)	947,344
Total Mortgage-Backed Securities (cost-$78,895,752)		102,935,940
Corporate Bonds & Notes – 44.6%
	Airlines – 2.7%
1,609	Intrepid Aviation Group Holdings LLC, 6.875%, 2/15/19 (a)(d)	1,669,337
	United Air Lines Pass-Through Trust (j),
1,731	6.636%, 1/2/24	1,912,278
463	10.40%, 5/1/18	526,144
		4,107,759
	Auto Components – 0.2%
€100	Autodis S.A., 6.50%, 2/1/19 (a)(b)(d)(l) (acquisition cost-$136,975; purchased 1/23/14)	142,333
$200	Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (a)(d)(j)	218,500
		360,833
	Banking – 9.0%
£100	Barclays Bank PLC, 14.00%, 6/15/19 (h)(j)	226,232
€150	BPCE S.A., 9.25%, 4/22/15 (h)	219,966
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (j),
1,000	6.875%, 3/19/20	1,627,348
$1,135	11.00%, 6/30/19 (a)(d)(h)	1,509,550
	Credit Agricole S.A. (h)(j),
400	7.875%, 1/23/24 (a)(d)	423,000

March 31, 2014 | Annual Report 37

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	Banking (continued)
£200	8.125%, 10/26/19	$374,609
$1,100	Credit Suisse AG, 6.50%, 8/8/23 (a)(d)(j)	1,210,000
2,800	Discover Bank, 7.00%, 4/15/20 (j)	3,308,788
£500	LBG Capital No. 1 PLC, 7.588%, 5/12/20	864,834
800	LBG Capital No. 2 PLC, 15.00%, 12/21/19	1,944,564
$2,000	Regions Financial Corp., 7.75%, 11/10/14 (j)	2,084,470
		13,793,361
	Building Materials – 0.0%
470	Corporacion GEO S.A.B. de C.V., 9.25%, 6/30/20 (a)(d)(f)	64,625
	Capital Markets – 1.9%
3,000	Blackstone CQP Holdco LP, 2.324%, 3/18/19 (a)(b)(d)(g)(l) (acquisition cost-$3,000,000; purchased 3/18/14)	2,983,246
	Chemicals – 0.4%
600	Ineos Finance PLC, 7.50%, 5/1/20 (a)(d)(j)	660,750
	Coal – 0.9%
800	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)(j)	805,000
	Mongolian Mining Corp.,
200	8.875%, 3/29/17 (a)(d)	133,750
700	8.875%, 3/29/17	468,125
35	Westmoreland Escrow Corp., 10.75%, 2/1/18 (a)(d)	38,325
		1,445,200
	Commercial Services – 1.1%
4	ADT Corp., 4.875%, 7/15/42	3,305
1,500	PHH Corp., 9.25%, 3/1/16 (j)	1,691,250
		1,694,555
	Diversified Financial Services – 9.8%
1,000	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(j)	850,000
2,700	C10 Capital SPV Ltd., 6.722%, 12/29/49 (j)	2,571,750
500	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)	531,100
	Ford Motor Credit Co. LLC (j),
400	8.00%, 6/1/14	404,895
3,850	8.00%, 12/15/16	4,512,292
1,000	HSBC Finance Corp., 6.676%, 1/15/21 (j)	1,168,685
800	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(d)(j)	816,000
	SLM Corp. (j),
1,000	8.00%, 3/25/20	1,155,000
1,250	8.45%, 6/15/18	1,476,563
	Springleaf Finance Corp. (j),
900	6.50%, 9/15/17	974,250
200	6.90%, 12/15/17	220,500
151	Stearns Holdings, Inc., 9.375%, 8/15/20 (a)(d)	158,550
1,284	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(l) (acquisition cost-$210,306; purchased 11/20/12)	253,763
		15,093,348

38 Annual Report | March 31, 2014

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	Electric Utilities – 1.6%
$800	Ameren Energy Generating Co., 7.95%, 6/1/32 (j)	$680,000
	Energy Future Intermediate Holding Co. LLC (a)(d)(j),
771	6.875%, 8/15/17	793,166
500	10.25%, 12/1/20	529,375
480	Illinois Power Generating Co., 6.30%, 4/1/20 (j)	406,800
		2,409,341
	Engineering & Construction – 1.4%
2,183	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (j)	2,173,667
	Food & Beverage – 0.3%
341	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(d)(j)	369,985
90	Diamond Foods, Inc., 7.00%, 3/15/19 (a)(d)	93,375
		463,360
	Healthcare-Services – 0.1%
200	MPH Acquisition Holdings LLC, 6.625%, 4/1/22 (a)(d)	205,750
	Household Products/Wares – 0.1%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	105,375
	Insurance – 3.3%
4,565	American International Group, Inc., 5.60%, 10/18/16 (j)	5,059,207
	Lodging – 0.4%
600	Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	534,000
	Machinery-Construction & Mining – 0.1%
100	Vander Intermediate Holding II Corp., 9.75%, 2/1/19 (a)(d)	105,750
	Media – 0.4%
70	Clear Channel Communications, Inc., 9.00%, 3/1/21	73,413
500	Spanish Broadcasting System, Inc., 12.50%, 4/15/17 (a)(d)(j)	552,500
		625,913
	Metal Fabricate/Hardware – 0.3%
400	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)	431,000
	Oil & Gas – 3.2%
2,900	BP Capital Markets PLC, 4.75%, 3/10/19 (j)	3,228,280
100	Forbes Energy Services Ltd., 9.00%, 6/15/19	100,750
357	Global Geophysical Services, Inc., 10.50%, 5/1/17	226,695
900	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(j)	938,250
	OGX Austria GmbH (a)(d)(f),
2,050	8.375%, 4/1/22 (b)(l) (acquisition cost-$1,701,500; purchased 7/23/12-11/20/12)	153,750
1,400	8.50%, 6/1/18	105,000
100	Sierra Hamilton LLC, 12.25%, 12/15/18 (a)(d)	102,750
		4,855,475
	Paper & Forest Products – 0.0%
30	Millar Western Forest Products Ltd., 8.50%, 4/1/21	31,725

March 31, 2014 | Annual Report 39

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	Pipelines – 1.3%
	NGPL PipeCo LLC (a)(d),
$100	7.768%, 12/15/37	$93,750
1,500	9.625%, 6/1/19 (j)	1,608,750
400	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	365,000
		2,067,500
	Real Estate Investment Trust – 1.6%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (j)	2,381,918
	Retail – 1.8%
£100	Aston Martin Capital Ltd., 9.25%, 7/15/18 (j)	181,309
$2,302	CVS Pass-Through Trust, 5.88%, 1/10/28 (j)	2,564,693
£10	Enterprise Inns PLC, 6.875%, 5/9/25	17,088
		2,763,090
	Telecommunications – 2.3%
$1,410	GCI, Inc., 6.75%, 6/1/21 (j)	1,434,675
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a)(d)(j)	2,110,000
		3,544,675
	Transportation – 0.4%
600	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)(j)	513,000
30	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	21,450
		534,450
Total Corporate Bonds & Notes (cost-$64,576,947)		68,495,873
U.S. Government Agency Securities – 16.6%
	Fannie Mae,
907	4.50%, 9/1/25-7/1/41, MBS (j)	971,131
1,076	5.896%, 3/25/37, CMO, IO (m)	142,105
948	5.996%, 11/25/39, CMO, IO (m)	126,615
12,000	6.00%, MBS, TBA, 30 Year (e)	13,370,784
2,733	6.00%, 8/1/34-11/1/36, MBS (j)	3,064,495
1,471	6.146%, 1/25/38, CMO, IO (m)	215,697
1,094	6.226%, 3/25/37, CMO, IO (m)	134,400
1,646	6.246%, 12/25/37, CMO, IO (m)	203,502
475	6.256%, 6/25/37, CMO, IO (m)	58,098
972	6.286%, 4/25/37, CMO, IO (m)	144,504
2,076	6.296%, 4/25/37, CMO, IO (m)	281,775
406	6.446%, 11/25/35, CMO, IO (m)	64,729
4,493	6.646%, 11/25/36, CMO, IO (j)(m)	616,197
179	7.00%, 12/25/23, CMO	211,204
1,001	7.046%, 2/25/37, CMO, IO (m)	163,246
48	7.50%, 6/1/32, MBS	51,455
9	7.80%, 6/25/26, ABS (m)	8,832
126	9.697%, 12/25/42, CMO (m)	145,978
306	13.984%, 8/25/22, CMO (b)(m)	392,484
	Freddie Mac,
10,916	0.624%, 10/25/20, CMO, IO (j)(m)	437,894

40 Annual Report | March 31, 2014

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
$11,740	1.444%, 12/25/21, IO (j)(m)	$1,004,861
14,860	1.51%, 1/25/19, IO (j)(m)	937,405
14,801	1.542%, 3/25/19, IO (j)(m)	967,925
12,891	1.782%, 5/25/19, IO (j)(m)	994,318
1,589	6.285%, 3/15/37, CMO, IO (m)	232,324
1,032	6.415%, 9/15/36, CMO, IO (m)	159,133
2,199	6.425%, 9/15/36, CMO, IO (m)	325,424
13	7.00%, 8/15/23, CMO	13,977
Total U.S. Government Agency Securities (cost-$25,711,131)		25,440,492
Asset-Backed Securities – 11.1%
39	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 5.779%, 2/25/33 (m)	837
316	Bayview Financial Asset Trust, 1.104%, 12/25/39 (a)(d)(m)	256,158
	Bear Stearns Asset-Backed Securities Trust,
849	6.50%, 8/25/36	592,614
2,633	22.986%, 3/25/36 (b)(m)	2,916,666
1,486	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (m)	912,541
100	Carrington Mortgage Loan Trust, 0.304%, 8/25/36 (m)	62,778
236	Centex Home Equity, 0.604%, 6/25/35 (m)	199,087
	Citigroup Mortgage Loan Trust, Inc.,
281	0.314%, 1/25/37 (m)	145,737
872	5.972%, 1/25/37	542,206
493	Conseco Finance Securitizations Corp., 7.96%, 5/1/31	400,028
	Countrywide Asset-Backed Certificates (m),
222	0.304%, 1/25/37	197,820
178	0.704%, 9/25/34 (a)(d)	169,890
63	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(d)(l) (acquisition cost-$50,777; purchased 9/24/09)	64,484
901	EMC Mortgage Loan Trust, 1.094%, 5/25/39 (a)(d)(m)	856,221
2,325	Legg Mason MTG Capital Corp., 7.11%, 3/10/21 (a)(b)(g)(l) (acquisition cost-$2,226,103; purchased 1/29/13)	2,322,523
	Lehman XS Trust,
514	5.42%, 11/25/35	517,502
553	5.72%, 5/25/37 (m)	574,832
309	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	311,964
175	Morgan Stanley ABS Capital I, Inc. Trust, 0.214%, 5/25/37 (m)	108,062
35	Quest Trust, 0.274%, 8/25/36 (a)(d)(m)	34,230
	Residential Asset Mortgage Products, Inc. (m),
81	0.834%, 3/25/33	71,831
121	5.572%, 6/25/32	121,198
234	Soundview Home Equity Loan Trust, 0.214%, 11/25/36 (a)(d)(m)	89,935
	South Coast Funding VII Ltd. (a)(d)(m),
16,972	0.503%, 1/6/41, CDO	4,158,033
603	0.503%, 1/6/41, CDO (b)(l) (acquisition cost-$119,313; purchased 8/16/12-11/8/12)	147,516

March 31, 2014 | Annual Report 41

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	Structured Asset Securities Corp. (m),
$602	0.304%, 5/25/36	$554,918
730	0.454%, 6/25/35	632,428
134	Washington Mutual Asset-Backed Certificates, 0.214%, 10/25/36 (m)	60,404
Total Asset-Backed Securities (cost-$15,605,070)		17,022,443
Senior Loans (a)(c) – 1.4%
	Aerospace & Defense – 0.1%
199	Sequa Corp., 5.25%, 6/19/17, Term B (e)	195,630
	Biotechnology – 0.1%
100	Ikaria, Inc., 8.75%, 1/17/22	101,594
	Hotels/Gaming – 0.4%
600	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b)(l) (acquisition cost-$575,678; purchased 5/1/12-7/10/12)	663,000
	Media – 0.8%
	Clear Channel Communications, Inc.,
1,000	3.803%, 1/29/16, Term B	989,148
200	6.903%, 1/30/19, Term D (e)	196,162
		1,185,310
Total Senior Loans (cost-$2,061,880)		2,145,534

Shares
Preferred Stock – 1.4%
	Banking – 0.3%
4,000	AgriBank FCB, 6.875%, 1/1/24 (a)(b)(d)(h)(l)(p) (acquisition cost-$400,000; purchased 10/29/13)	412,625
	Electric Utilities – 1.1%
20,550	Entergy Arkansas, Inc., 4.75%, 6/1/63	422,714
4,725	Entergy Louisiana LLC, 4.70%, 6/1/63	96,154
51,375	SCE Trust I, 5.625%, 6/15/17 (h)	1,168,267
		1,687,135
Total Preferred Stock (cost-$2,011,553)		2,099,760

Principal Amount (000s)
Municipal Bonds – 0.9%
	West Virginia – 0.9%
$1,775	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,671,866)	1,412,314
U.S. Treasury Obligations – 0.6%
1,000	U.S. Treasury Notes, 1.50%, 8/31/18 (k) (cost-$1,002,559)	998,398

42 Annual Report | March 31, 2014

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Units		Value
Warrants – 0.0%
	Engineering & Construction – 0.0%
1,975	Alion Science and Technology Corp., strike price $0.01, expires 3/15/17 (a)(d)(o) (cost-$20)	$20

Principal Amount (000s)
Short-Term Investments – 7.7%
	Repurchase Agreements – 3.7%
$3,800	Morgan Stanley & Co., Inc., dated 3/31/14, 0.08%, due 4/1/14, proceeds $3,800,008; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $3,884,136 including accrued interest	3,800,000
1,806	State Street Bank and Trust Co., dated 3/31/14, 0.00%, due 4/1/14, proceeds $1,806,000; collateralized by Fannie Mae, 2.26%, due 10/17/22, valued at $1,846,775 including accrued interest	1,806,000
Total Repurchase Agreements (cost-$5,606,000)		5,606,000
	U.S. Government Agency Securities (n) – 2.7%
800	Fannie Mae Discount Notes, 0.122%, 9/24/14	799,843
	Federal Home Loan Bank Discount Notes,
100	0.091%, 7/18/14	99,991
1,400	0.098%, 9/19/14	1,399,734
1,900	Freddie Mac Discount Notes, 0.101%, 10/24/14	1,899,457
Total U.S. Government Agency Securities (cost-$4,197,771)		4,199,025
	U.S. Treasury Obligations (i)(k)(n) – 1.3%
1,968	U.S. Treasury Bills, 0.081%-0.117%, 8/21/14-3/5/15 (cost-$1,967,196)	1,967,378
Total Short-Term Investments (cost-$11,770,967)		11,772,403

March 31, 2014 | Annual Report 43

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Contracts		Value
Options Purchased (o) – 0.1%
	Put Options – 0.1%
149	S&P 500 Index Futures, (CME), strike price $1,770.00, expires 4/17/14 (cost-$261,133)	$94,987
Total Investments, before options written (cost-$203,568,878) – 151.5%		232,418,164
Options Written (o) – (0.4)%
	Call Options – (0.4)%
149	S&P 500 Index Futures, (CME), strike price $1,865.00, expires 4/17/14 (premiums received-$874,992)	(685,400)
Total Investments, net of options written (cost-$202,693,886) – 151.1%		231,732,764
Other liabilities in excess of other assets – (51.1)%		(78,340,077)
Net Assets – 100.0%		$153,392,687

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $59,452,251, representing 38.8% of net assets.

(b)         Illiquid.

(c)          These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2014.

(d)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)          When-issued or delayed-delivery. To be settled/delivered after March 31, 2014.

(f)           In default.

(g)          Fair-Valued–Securities with an aggregate value of $5,986,253, representing 3.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)         Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)             All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(j)            All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(k)         All or partial amount segregated for the benefit of the counterparty as collateral for options purchased and options written.

(l)             Restricted. The aggregate acquisition cost of such securities is $9,113,726. The aggregate value is $7,823,724, representing 5.1% of net assets.

(m)     Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2014.

(n)         Rates reflect the effective yields at purchase date.

(o)         Non-income producing.

(p)         Dividend rate is fixed until the first call date and variable thereafter.

44  Annual Report | March 31, 2014

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

(q)         Futures contracts outstanding at March 31, 2014:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	E-mini S&P 500 Index	176	$16,408	6/20/14	$118,175
	S&P 500 Index	126	58,735	6/19/14	437,526
					$555,701

At March 31, 2014, the Fund pledged cash collateral of $3,454,000 for futures contracts.

(r)            Transactions in options written for the year ended March 31, 2014:

	Contracts	Premiums
Options outstanding, March 31, 2013	183	$900,805
Options written	1,912	10,765,936
Options terminated in closing transactions	(1,767)	(9,762,959)
Options expired	(179)	(1,028,790)
Options outstanding, March 31, 2014	149	$874,992

At March 31, 2014, the Fund pledged cash collateral of $3,050,000 for options purchased and options written.

(s)           Total return swap agreements on convertible securities outstanding at March 31, 2014:

								Swap Agreements, at Value
Counterparty	Pay/ Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation	Asset	Liability
Deutsche Bank	Receive	OGX Petroleo e Gas Participaceos S.A.	434	Not Applicable, Fully Funded	2/11/15	$181,317	$4,123	$185,440	–

(t)            Credit default swap agreements outstanding at March 31, 2014:

OTC buy protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Made	Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs:
CIFC	$478	†	10/20/20	(4.50)%	$5,372	–	$5,372
TELOS	1,500	†	10/11/21	(5.00)%	30,844	–	30,844
					$36,216	–	$36,216

March 31, 2014 | Annual Report  45

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Long Beach Mortgage Loan Trust	$484	†	7/25/33	6.25%	$(258,594)	$–	$(258,594)
Morgan Stanley:
Morgan Stanley Dean Witter	156	†	8/25/32	3.23%	(20,625)	(2,931)	(17,694)
Royal Bank of Scotland:
ABX.HE AA 06-1	3,001	†	7/25/45	0.32%	(674,313)	(1,766,754)	1,092,441
ABX.HE AAA 07-1	2,601	†	8/25/37	0.09%	(623,913)	(1,287,290)	663,377
					$(1,577,445)	$(3,056,975)	$1,479,530

†                 Credit Spread not quoted for asset-backed securities.

(1)         This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)         The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(u)         Interest rate swap agreements outstanding at March 31, 2014:

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank (CME)	$125,000	6/19/23	3-Month USD-LIBOR	2.75%	$977,324	$(558,393)
Deutsche Bank (CME)	11,600	6/19/23	3-Month USD-LIBOR	2.75%	90,696	177,116
Goldman Sachs (CME)	200,000	6/19/23	3-Month USD-LIBOR	2.75%	1,563,717	287,555
Goldman Sachs (CME)	385,000	6/18/24	3.00%	3-Month USD-LIBOR	(2,318,089)	(7,515,189)
					$313,648	$(7,608,911)

(v)         OTC total return swap agreements outstanding at March 31, 2014:

Pay/Receive Total Return on Reference Index	Reference Index	# of Units	Floating Rate*	Notional Amount (000s)	Maturity Date	Counterparty	Unrealized Appreciation (Depreciation)
Receive	MSCI Daily Total Return EAFE	15,000	1-Month USD-LIBOR plus 0.03%	$77,307	4/28/15	Credit Suisse First Boston	$–

*                 Floating Rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

46  Annual Report | March 31, 2014

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

(w)       Forward foreign currency contracts outstanding at March 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
127,000 British Pound settling 4/2/14	Barclays Bank	$211,850	$211,728	$(122)
2,860,690 British Pound settling 4/2/14	Royal Bank of Scotland	4,713,845	4,769,200	55,355
149,000 Euro settling 4/2/14	Deutsche Bank	207,095	205,270	(1,825)
2,848,813 Euro settling 4/2/14	Royal Bank of Scotland	3,924,810	3,924,666	(144)

Sold:
247,000 Australian Dollar settling 4/2/14	Bank of America	219,869	229,068	(9,199)
247,000 Australian Dollar settling 5/2/14	Barclays Bank	227,545	228,596	(1,051)
46,690 British Pound settling 4/2/14	Bank of America	78,000	77,839	161
1,009,000 British Pound settling 5/2/14	Bank of America	1,678,138	1,681,771	(3,633)
2,941,000 British Pound settling 4/2/14	Barclays Bank	4,884,540	4,903,089	(18,549)
128,574 British Pound settling 5/2/14	Citigroup	212,000	214,304	(2,304)
9,012 British Pound settling 5/2/14	Credit Suisse First Boston	15,000	15,022	(22)
2,860,690 British Pound settling 5/2/14	Royal Bank of Scotland	4,712,804	4,768,113	(55,309)
2,816,769 Euro settling 4/2/14	Bank of America	3,866,016	3,880,521	(14,505)
10,904 Euro settling 5/2/14	Bank of America	15,000	15,021	(21)
181,044 Euro settling 4/2/14	Barclays Bank	250,000	249,415	585
10,872 Euro settling 5/2/14	Deutsche Bank	15,000	14,977	23
230,137 Euro settling 5/2/14	Goldman Sachs	317,000	317,028	(28)
2,848,813 Euro settling 5/2/14	Royal Bank of Scotland	3,924,607	3,924,409	198
1,535,707 Japanese Yen settling 5/13/14	Bank of America	15,000	14,882	118
33,075,357 Japanese Yen settling 5/13/14	Citigroup	323,675	320,522	3,153
189,168 Swedish Krona settling 5/13/14	Barclays Bank	29,143	29,208	(65)
164,000 Swiss Franc settling 5/13/14	Royal Bank of Scotland	182,902	185,570	(2,668)
				$(49,852)

(x)         At March 31, 2014, the Fund held $11,140,000 in cash as collateral and pledged cash collateral of $10,066,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy. In addition to the cash collateral held, $70,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

(y)         Open reverse repurchase agreements at March 31, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	(0.75)%	3/31/14	5/13/14	$422,000	$422,000
	0.35	3/17/14	4/17/14	1,363,521	1,363,322
	0.50	1/23/14	4/23/14	3,463,268	3,460,000
	0.55	2/28/14	4/1/14	1,335,653	1,335,000
	0.55	3/31/14	5/1/14	2,025,030	2,025,000
	0.55	3/31/14	5/2/14	1,314,000	1,314,000
	0.60	2/13/14	5/13/14	2,234,749	2,233,000

March 31, 2014 | Annual Report 47

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
	0.65%	1/21/14	4/21/14	$7,128,999	$7,120,000
	0.65	3/17/14	4/21/14	3,707,004	3,706,000
	0.65	3/19/14	6/19/14	3,198,751	3,198,000
	1.302	3/31/14	5/1/14	2,250,081	2,250,000
	1.386	2/5/14	4/29/14	1,044,206	1,042,000
	1.39	1/28/14	4/24/14	5,146,488	5,134,000
Credit Suisse First Boston	0.75	2/4/14	5/2/14	201,786	201,725
	0.85	2/4/14	5/2/14	165,863	165,648
Deutsche Bank	0.50	2/28/14	5/28/14	8,062,582	8,059,000
	0.52	2/5/14	5/5/14	1,434,138	1,433,000
	0.52	3/21/14	4/22/14	489,078	489,000
	0.59	1/29/14	4/29/14	1,498,521	1,497,000
	0.59	2/5/14	5/5/14	4,939,448	4,935,000
	0.59	2/14/14	5/15/14	605,456	605,000
	0.59	2/28/14	5/28/14	745,391	745,000
	0.59	3/14/14	6/17/14	2,153,635	2,153,000
Goldman Sachs	0.18	3/13/14	4/10/14	3,093,294	3,093,000
	0.19	3/20/14	4/8/14	830,053	830,000
Morgan Stanley	0.65	3/4/14	4/3/14	371,960	371,775
	1.15	2/4/14	5/6/14	4,801,574	4,793,000
	1.15	3/18/14	6/18/14	4,186,872	4,185,000
	1.15	3/20/14	6/23/14	893,342	893,000
Royal Bank of Canada	0.45	3/3/14	6/3/14	3,176,151	3,175,000
	0.48	1/29/14	4/29/14	2,142,770	2,141,000
	0.48	3/3/14	6/3/14	3,131,210	3,130,000
	0.55	2/3/14	5/5/14	1,356,180	1,355,000
	0.96	3/17/14	4/23/14	1,887,838	1,887,000
	1.06	3/17/14	4/23/14	2,405,062	2,404,000
UBS	0.38	3/21/14	4/25/14	386,045	386,000
					$83,529,470

(z)          The weighted average daily balance of reverse repurchase agreements during the year ended March 31, 2014 was $66,981,468, at a weighted average interest rate of 0.59%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2014 was $94,039,651.

(aa)  The weighted average borrowing for sale-buybacks during the year ended March 31, 2014 was $896,671 at a weighted average interest rate of 0.09%. There were no open sale-buybacks at March 31, 2014.

(ab)  At March 31, 2014, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Principal
Ortho-Clinical Diagnostics	$198,671

48  Annual Report | March 31, 2014

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

(ac)   Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/14
Investments in Securities – Assets
Mortgage-Backed Securities	$–	$101,642,008	$1,293,932	$102,935,940
Corporate Bonds & Notes:
Airlines	–	1,669,337	2,438,422	4,107,759
Capital Markets	–	–	2,983,246	2,983,246
Oil & Gas	–	4,596,725	258,750	4,855,475
All Other	–	56,549,393	–	56,549,393
U.S. Government Agency Securities	–	25,440,492	–	25,440,492
Asset-Backed Securities	–	10,394,371	6,628,072	17,022,443
Senior Loans:
Hotels/Gaming	–	–	663,000	663,000
All Other	–	1,482,534	–	1,482,534
Preferred Stock:
Banking	–	412,625	–	412,625
Electric Utilities	1,687,135	–	–	1,687,135
Municipal Bonds	–	1,412,314	–	1,412,314
U.S. Treasury Obligations	–	998,398	–	998,398
Warrants	–	20	–	20
Short-Term Investments	–	11,772,403	–	11,772,403
Options Purchased:
Market Price	–	94,987	–	94,987
	1,687,135	216,465,607	14,265,422	232,418,164
Investment in Securities – Liabilities
Options Written, at value:
Market Price	–	(685,400)	–	(685,400)
Other Financial Instruments* – Assets
Credit Contracts	–	1,792,034	4,123	1,796,157
Foreign Exchange Contracts	–	59,593	–	59,593
Interest Rate Contracts	–	464,671	–	464,671
Market Price	555,701	–	–	555,701
	555,701	2,316,298	4,123	2,876,122
Other Financial Instruments* – Liabilities
Credit Contracts	–	(276,288)	–	(276,288)
Foreign Exchange Contracts	–	(109,445)	–	(109,445)
Interest Rate Contracts	–	(8,073,582)	–	(8,073,582)
	–	(8,459,315)	–	(8,459,315)
Totals	$2,242,836	$209,637,190	$14,269,545	$226,149,571

March 31, 2014 | Annual Report 49

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

At March 31, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended March 31, 2014, was as follows:

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 3/31/14
Investments in Securities – Assets
Mortgage-Backed Securities	$1,993,826	$71,316	$(810,553)	$(4,290)	$10,068	$33,565	$–	–	$1,293,932
Corporate Bonds & Notes:
Airlines	2,734,042	–	(286,530)	–	–	(9,090)	–	–	2,438,422
Capital Markets	–	3,000,000	–	–	–	(16,754)	–	–	2,983,246
Oil & Gas	–	–	–	–	–	–	258,750	–	258,750
Asset-Backed Securities	7,120,443	–	(901,559)	150,024	454,543	(195,379)	–	–	6,628,072
Senior Loans:
Hotels/Gaming	1,305,000	–	(600,000)	8,464	20,601	(71,065)	–	–	663,000
	13,153,311	3,071,316	(2,598,642)	154,198	485,212	(258,723)	258,750	–	14,265,422
Other Financial Instruments * – Assets
Credit Contracts	–	–	–	–	–	4,123	–	–	4,123
Totals	$13,153,311	$3,071,316	$(2,598,642)	$154,198	$485,212	$(254,600)	$258,750	–	$14,269,545

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2014.

	Ending Balance at 3/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$680,484	Benchmarked Pricing	Security Price Reset	$104.12
	613,448	Third-Party Pricing Vendor	Single Broker Quote	$99.13
Corporate Bonds & Notes	2,438,422	Third-Party Pricing Vendor	Single Broker Quote	$110.50 – $113.75
	2,983,246	Benchmarked Pricing	Security Price Reset	$99.44
	258,750	Third-Party Broker Quote	Single Broker Quote	$7.50
Asset-Backed Securities	2,322,523	Benchmarked Pricing	Security Price Reset	$99.90
	4,305,549	Third-Party Pricing Vendor	Single Broker Quote	$24.50
Senior Loans	663,000	Third-Party Pricing Vendor	Single Broker Quote	$110.50
Other Financial Instruments * – Assets
Credit Contracts	4,123	Third-Party Pricing Vendor	Single Broker Quote	$102.27

*

Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because third-party pricing vendor stopped pricing.
***	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at March 31, 2014, was $(2,272,057). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

50 Annual Report | March 31, 2014

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

(ad) The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at March 31, 2014:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$94,987	$–	$–	$–	$94,987
Unrealized appreciation of OTC swaps	–	–	1,796,157	–	1,796,157
Receivable for variation margin on centrally cleared swaps**	–	309,652	–	–	309,652
Receivable for variation margin on futures contracts*	572,260	–	–	–	572,260
Unrealized appreciation of forward foreign currency contracts	–	–	–	59,593	59,593
Total asset derivatives	$667,247	$309,652	$1,796,157	$59,593	$2,832,649
Liability derivatives:
Unrealized depreciation of OTC swaps	$–	$–	$(276,288)	$–	$(276,288)
Payable for variation margin on centrally cleared swaps**	–	(144,931)	–	–	(144,931)
Options written, at value	(685,400)	–	–	–	(685,400)
Unrealized depreciation of forward foreign currency contracts	–	–	–	(109,445)	(109,445)
Total liability derivatives	$(685,400)	$(144,931)	$(276,288)	$(109,445)	$(1,216,064)

*	Included in net unrealized appreciation of $555,701 on futures contracts as reported in note (q) of the Notes to Schedule of Investments.
**	Included in net unrealized depreciation of $7,608,911 on centrally cleared swaps as reported in note (u) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended March 31, 2014:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(2,998,351)	$–	$–	$–	$(2,998,351)
Futures contracts	14,391,904	–	–	–	14,391,904
Options written	(6,856,828)	–	–	–	(6,856,828)
Swaps	12,498,034	9,353,102	155,394	–	22,006,530
Foreign currency transactions (forward foreign currency contracts)	–	–	–	(757,450)	(757,450)
Total net realized gain (loss)	$17,034,759	$9,353,102	$155,394	$(757,450)	$25,785,805

March 31, 2014 | Annual Report 51

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(44,438)	$–	$–	$–	$(44,438)
Futures contracts	(372,497)	–	–	–	(372,497)
Options written	263,262	–	–	–	263,262
Swaps	(579,180)	(8,578,791)	(43,735)	–	(9,201,706)
Foreign currency transactions (forward foreign currency contracts)	–	–	–	(14,294)	(14,294)
Total net change in unrealized appreciation/depreciation	$(732,853)	$(8,578,791)	$(43,735)	$(14,294)	$(9,369,673)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended March 31, 2014:

Options Purchased (1)	Options Written (1)	Futures Contracts (1)	Forward Foreign Currency Contracts (2)
		Long	Purchased	Sold
163	163	360	$7,535,186	$18,477,707

Credit Default Swap Agreements (3)		Interest Rate Swap Agreements (3)	Total Return Swap Agreements (3)
Buy	Sell
$3,098	$9,560	$554,580	$70,661

(1)  Number of contracts

(2)  U.S. $ Value on origination date

(3)  Notional Amount (in thousands)

The following tables present by counterparty, the Fund’s derivative assets and liabilities net of related collateral held by the Fund at March 31, 2014 which has not been offset in the Statement of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at March 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Paid (Received)	Net Amount
Foreign Currency Exchange Contracts
Bank of America	$279	$(279)	$–	$–
Barclays Bank	585	(585)	–	–
Citigroup	3,153	(2,304)	–	849
Deutsche Bank	23	(23)	–	–
Royal Bank of Scotland	55,553	(55,553)	–	–

52 Annual Report | March 31, 2014

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Paid (Received)		Net Amount
Swaps
Deutsche Bank	$4,123	$(1,802)	$181,317	##	$183,638
Goldman Sachs	36,216	(28)	(36,188	)†	–
Royal Bank of Scotland	1,755,818	(2,568)	(1,753,250	)†,#	–
Totals	$1,855,750	$(63,142)	$(1,608,121)		$184,487

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreement
Morgan Stanley & Co., Inc.	$3,800,000	$(3,800,000	)†	–
State Street Bank & Trust Co.	1,806,000	(1,806,000	)†	–
Totals	$5,606,000	$(5,606,000)		–

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at March 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Pledged		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$27,358	$(27,358)††	$–		$–
Barclays Bank	19,787	(585)	–		19,202
Citigroup	2,304	(2,304)	–		–
Credit Suisse First Boston	22	–	–		22
Deutsche Bank	1,825	(1,825)	–		–
Goldman Sachs	28	(28)	–		–
Royal Bank of Scotland	58,121	(58,121)	–		–
Swaps
Bank of America	258,594	(258,594)††	–		–
Morgan Stanley	17,694	–	(2,931	)#	14,763
Totals	$385,733	$(348,815)	$(2,931)		$33,987

March 31, 2014 | Annual Report 53

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

March 31, 2014 (continued)

Counterparty	Gross Financial Liability Presented in Statement of Assets and Liabilities		Financial Instrument/ Derivative Offset		Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements
Barclays Bank	$34,633,750	†††	$(34,633,750	)††	–	–
Credit Suisse First Boston	367,649	†††	(367,649	)††	–	–
Deutsche Bank	19,928,249	†††	(19,928,249	)††	–	–
Goldman Sachs	3,923,347	†††	(3,923,347	)††	–	–
Morgan Stanley	10,253,748	†††	(10,253,748	)††	–	–
Royal Bank of Canada	14,099,211	†††	(14,099,211	)††	–	–
UBS	386,045	†††	(386,045	)††	–	–
Totals	$83,591,999		$(83,591,999)		–	–

†	The actual collateral received is greater than the amount shown here due to over collateralization.
††	The actual collateral pledged is greater than the amount shown here due to over collateralization.
†††	The amount includes interest payable for Reverse Repurchase Agreements.
#	The amount includes upfront premiums received.
##	The amount includes upfront premiums paid.

Glossary:

ABS	- Asset-Backed Securities
ABX.HE	- Asset-Backed Securities Index Home Equity
£	- British Pound
CDO	- Collateralized Debt Obligation
CME	- Chicago Mercantile Exchange
CMO	- Collateralized Mortgage Obligation
EAFE	- Europe and Australia, Far East Equity Index
€	- Euro
FRN	- Floating Rate Note
IO	- Interest Only
LIBOR	- London Inter-Bank Offered Rate
MBIA	- insured by MBIA Insurance Corp.
MBS	- Mortgage-Backed Securities
MSCI	- Morgan Stanley Capital International
OTC	- Over-the-Counter
PIK	- Payment-in-Kind
PO	- Principal Only
TBA	- To Be Announced

54 Annual Report | March 31, 2014 | See accompanying Notes to Financial Statements

Schedule of Investments

PIMCO High Income Fund

March 31, 2014

Principal Amount (000s)		Value
U.S. Government Agency Securities – 35.8%
	Fannie Mae,
$56,032	2.50%, 9/25/27, CMO, IO	$5,879,960
8,537	3.00%, 5/25/32, CMO, IO	1,316,988
79,570	3.50%, 9/25/27-2/25/43, CMO, IO	14,721,985
8,225	4.00%, 5/25/20-11/25/42, CMO, IO	1,210,243
38,516	4.50%, 1/25/43-2/25/43, CMO, IO	9,183,906
10,101	5.896%, 11/25/36, CMO, IO (j)	1,412,580
2,978	5.996%, 9/25/42, CMO, IO (j)	711,311
70,720	6.046%, 6/25/42-10/25/42, CMO, IO (j)	13,317,250
11,762	6.096%, 8/25/41, CMO, IO (j)	2,337,962
20,567	6.396%, 5/25/42, CMO, IO (j)	4,313,165
88,403	6.446%, 10/25/43, CMO, IO (j)	20,286,528
456,093	6.516%, 10/25/17-1/25/18, IO (j)	53,628,862
15,670	6.526%, 1/25/37, CMO, IO (j)	2,892,323
5,288	6.546%, 1/25/35, CMO, IO (j)	810,818
27,412	11.589%, 8/25/43, CMO (b)(h)(j)	27,881,369
5,459	15.383%, 5/25/43, CMO (b)(h)(j)	5,914,872
	Freddie Mac, CMO,
58,818	2.50%, 1/15/28-7/15/42, IO	6,136,700
97,366	3.00%, 12/15/42, IO	19,945,618
36,158	3.50%, 12/15/26-1/15/43, IO	7,314,438
7,612	4.00%, 8/15/20-8/15/42, IO	1,376,958
2,030	4.50%, 10/15/37, IO	285,970
3,691	5.00%, 6/15/33, IO (j)	692,774
2,271	5.845%, 8/15/42, IO (j)	491,218
2,428	5.945%, 7/15/35, IO (j)	366,442
51,114	5.995%, 10/15/42, IO (j)	11,227,673
11,022	6.045%, 9/15/41-2/15/42, IO (j)	2,139,602
46,067	6.385%, 2/15/42, IO (j)	9,678,285
15,188	6.465%, 11/15/36, IO (j)	2,389,513
45,657	6.495%, 2/15/41-5/15/41, IO (j)	8,795,152
6,691	6.545%, 7/15/42, IO (j)	1,531,620
1,472	6.985%, 8/15/36, IO (j)	299,245
22,751	11.455%, 12/15/40-8/15/43 (b)(h)(j)	22,865,528
11,077	11.581%, 3/15/44 (b)(e)(j)	11,235,566
117,675	11.588%, 12/15/43 (b)(h)(j)	117,479,470
22,698	11.853%, 7/15/36 (b)(h)(j)	24,160,678
112	12.69%, 5/15/33 (b)(j)	124,264
	Ginnie Mae, CMO,
42,809	3.50%, 1/20/42-3/20/43, IO	7,036,650
52,657	4.00%, 3/20/42-3/20/43, IO	8,906,483
13,848	4.50%, 1/20/36-7/20/42, IO	1,979,380
84,771	4.50%, 3/20/40, IO (h)	18,664,711
849	5.00%, 9/20/42, IO	184,776
7,041	5.973%, 10/20/41, IO (j)	1,243,871

March 31, 2014 | Annual Report 55

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
$130,982	5.993%, 10/20/41, IO (h)(j)	$20,281,519
9,043	6.045%, 10/16/42, IO (j)	1,649,994
31,206	6.093%, 2/20/42, IO (j)	5,616,239
7,473	6.493%, 1/20/41, IO (j)	1,512,831
13,261	6.545%, 5/16/42, IO (j)	2,766,983
3,999	7.223%, 11/20/36, IO (j)	730,302
60,834	8.591%, 8/20/39 (b)(j)	67,465,743
15,000	9.19%, 2/16/41 (b)(j)	14,817,257
10,023	14.53%, 12/20/40 (b)(j)	13,127,269
9,560	20.003%, 12/16/43 (b)(h)(j)	10,669,263
Total U.S. Government Agency Securities (cost-$588,461,224)		591,010,107
Municipal Bonds – 22.8%
	California – 6.6%
2,000	Anaheim Redev. Agcy., Tax Allocation, GO, 6.506%, 2/1/31, Ser. D (AGM)	2,180,460
1,100	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 6.487%, 11/1/41, Ser. D	1,210,957
35,500	Contra Costa Community College Dist., GO, 6.504%, 8/1/34	38,125,225
	Golden State Tobacco Securitization Corp. Rev.,
200	5.00%, 6/1/35, Ser. A (FGIC)	202,508
4,200	5.75%, 6/1/47, Ser. A-1	3,399,228
3,425	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	3,611,115
6,665	Los Angeles Department of Water & Power Rev., 7.003%, 7/1/41	7,503,190
15,100	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	17,739,027
1,500	Sacramento Cnty. Rev., 7.25%, 8/1/25	1,643,625
	San Diego Redev. Agcy., Tax Allocation, Ser. A,
7,500	7.625%, 9/1/30	7,926,000
6,500	7.75%, 9/1/40	6,850,415
320	San Diego Tobacco Settlement Funding Corp. Rev., 7.125%, 6/1/32	309,386
6,000	State, GO, 7.70%, 11/1/30	7,178,640
7,070	State Public Works Board Rev., 8.00%, 3/1/35, Ser. A-2	8,117,774
4,130	Univ. of California Rev., 4.858%, 5/15/12, Ser. AD	3,905,493
		109,903,043
	Colorado – 0.1%
1,000	Upper Eagle Regional Water Auth. Rev., 6.518%, 12/1/39, Ser. B	1,064,640
	District of Columbia – 0.5%
7,500	District of Columbia Howard Univ. Rev., 7.625%, 10/1/35, Ser. B	8,302,425
	Georgia – 3.9%
	Municipal Electric Auth. of Georgia Rev.,
5,800	6.637%, 4/1/57	6,574,590
49,900	6.655%, 4/1/57	55,506,265
1,665	7.055%, 4/1/57	1,797,950
		63,878,805
	Illinois – 3.0%
	Chicago, GO,
11,000	6.257%, 1/1/40, Ser. D	11,049,280

56 Annual Report | March 31, 2014

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	Illinois (continued)
$34,805	7.517%, 1/1/40, Ser. B	$39,336,263
		50,385,543
	Nebraska – 1.2%
18,500	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	20,321,695
	Nevada – 1.5%
20,000	Las Vegas Valley Water Dist., GO, 7.263%, 6/1/34	21,688,800
3,900	North Las Vegas, GO, 6.572%, 6/1/40	3,013,647
		24,702,447
	New Jersey – 0.0%
700	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	528,745
	New York – 0.2%
4,300	Erie Tobacco Asset Securitization Corp. Rev., 6.00%, 6/1/28, Ser. E	3,920,697
	Ohio – 1.5%
3,500	American Municipal Power, Inc. Rev., 5.939%, 2/15/47	3,888,255
20,000	Princeton City School Dist., GO, 6.39%, 12/1/47, Ser. C	20,121,000
		24,009,255
	Pennsylvania – 2.9%
8,800	Economic Dev. Financing Auth. Rev., 6.532%, 6/15/39, Ser. B	9,724,088
5,115	Northampton Cnty. General Purpose Auth. Rev., 5.902%, 11/1/53, Ser. B	5,195,203
	School Dist. of Philadelphia, GO,
7,000	6.615%, 6/1/30	7,089,390
25,000	6.765%, 6/1/40	25,329,500
		47,338,181
	Texas – 0.5%
7,535	El Paso Downtown Dev. Corp. Rev., 7.25%, 8/15/43 (b)	7,854,936
	Washington – 0.5%
8,000	Spokane Cnty. Wastewater System Rev., 6.474%, 12/1/29	8,865,040
	Wisconsin – 0.4%
5,690	Green Bay Redev. Auth. Rev., 6.15%, 6/1/43 (b)	5,903,148
Total Municipal Bonds (cost-$360,947,900)		376,978,600
Corporate Bonds & Notes – 21.8%
	Airlines – 0.3%
3,930	American Airlines Pass-Through Trust, 10.18%, 1/2/13 (d)(e)	4,955,491
	Auto Manufacturers – 0.6%
9,100	Ford Motor Co., 7.70%, 5/15/97 (h)	10,527,908
	Banking – 7.6%
€16,000	Banco Popular Espanol S.A., 11.50%, 10/10/18 (f)	25,128,328
$8,700	Barclays Bank PLC, 7.625%, 11/21/22	9,613,500
	Barclays PLC (f),
€3,000	8.00%, 12/15/20	4,360,261
$2,000	8.25%, 12/15/18	2,103,720
5,000	BPCE S.A., 12.50%, 9/30/19 (a)(b)(c)(f)(i) (acquisition cost-$6,412,500; purchased 3/12/14)	6,500,000

March 31, 2014 | Annual Report 57

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	Banking (continued)
$6,000	Citigroup, Inc., 6.125%, 8/25/36 (h)	$6,584,826
4,000	Credit Agricole S.A., 7.875%, 1/23/24 (f)	4,230,000
	LBG Capital No. 1 PLC,
€1,885	7.375%, 3/12/20 (h)	2,797,737
$2,000	8.50%, 12/17/21 (a)(c)(f)	2,150,310
	LBG Capital No. 2 PLC,
£284	9.00%, 12/15/19	497,855
5,500	9.125%, 7/15/20	9,673,455
$38,500	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(b)(c)(f)(h)(i) (acquisition cost-$40,152,500; purchased 12/15/09-2/28/12)	52,780,112
		126,420,104
	Chemicals – 0.2%
€2,000	Perstorp Holding AB, 9.00%, 5/15/17	3,017,053
	Commercial Services – 3.1%
$58,970	Hamilton College, 4.75%, 7/1/13 (h)	50,555,040
	Diversified Financial Services – 3.0%
27,410	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)(h)	23,298,500
8,503	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(h)(i) (acquisition cost-$8,401,784; purchased 9/23/13)	8,747,005
18,000	International Lease Finance Corp., 6.98%, 10/15/18 (e)(h)(j)	17,986,732
		50,032,237
	Electric Utilities – 0.3%
4,093	Bruce Mansfield Unit, 6.85%, 6/1/34	4,443,769
337	GenOn REMA LLC, 9.237%, 7/2/17	338,626
		4,782,395
	Home Builders – 1.1%
20,894	Hampton Roads PPV LLC, 6.621%, 6/15/53 (a)(b)(c)(e)(i) (acquisition cost-$17,632,519; purchased 2/11/14)	17,846,177
	Insurance – 1.8%
5,018	American International Group, Inc., 6.25%, 3/15/87 (converts to FRN on 3/15/37)	5,293,990
25,000	Doctors Co., 6.50%, 10/15/23 (a)(b)(c)(h)(i) (acquisition cost-$25,000,000; purchased 10/8/13)	24,896,875
		30,190,865
	Oil & Gas – 0.4%
5,700	Anadarko Petroleum Corp., 7.00%, 11/15/27 (h)	6,237,236
1,000	Cie Generale de Geophysique – Veritas, 7.75%, 5/15/17	1,017,500
		7,254,736
	Real Estate – 0.5%
4,996	Midwest Family Housing LLC, 6.631%, 1/1/51 (CIFG) (a)(b)(c)(e)(i) (acquisition cost-$4,016,470; purchased 9/25/12)	3,707,127
4,735	Tri-Command Military Housing LLC, 5.383%, 2/15/48 (NPFGC) (a)(b)(c)(i) (acquisition cost-$3,993,906; purchased 9/19/12)	4,039,882
		7,747,009

58 Annual Report | March 31, 2014

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	Telecommunications – 1.1%
$1,122	CenturyLink, Inc., 7.20%, 12/1/25	$1,155,660
15,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30 (h)	16,228,817
		17,384,477
	Transportation – 1.8%
£17,500	Russian Railways via RZD Capital PLC, 7.487%, 3/25/31 (h)	30,321,710
Total Corporate Bonds & Notes (cost-$319,445,261)		361,035,202
Mortgage-Backed Securities – 13.6%
$1,497	American Home Mortgage Assets Trust, 6.25%, 6/25/37, CMO	982,291
	Banc of America Alternative Loan Trust, CMO,
16,329	5.445%, 6/25/46, IO (j)	2,421,222
7,344	6.00%, 3/25/36	5,517,756
129	6.00%, 6/25/46 (j)	109,811
1,146	Banc of America Funding Corp., 6.00%, 7/25/37, CMO	883,928
48	Banc of America Mortgage Trust, 2.704%, 2/25/36, CMO (j)	41,091
	BCAP LLC Trust, CMO (a)(c),
4,700	5.19%, 3/26/37 (j)	1,122,900
9,145	13.50%, 10/26/36	7,421,562
9,052	14.369%, 9/26/36	7,713,530
3,487	15.283%, 6/26/36 (j)	880,683
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),
673	2.976%, 5/25/47	566,494
379	5.257%, 11/25/34	372,602
	Chase Mortgage Finance Trust, CMO,
45	2.527%, 12/25/35 (j)	41,916
16	5.50%, 5/25/36	16,119
256	5.639%, 9/25/36 (j)	234,251
8,050	CHL Mortgage Pass-Through Trust, 5.196%, 12/25/36, CMO, IO (j)	1,095,153
	Citigroup Mortgage Loan Trust, Inc., CMO,
173	2.658%, 7/25/46 (j)	139,943
302	2.765%, 7/25/37 (j)	255,550
1,566	5.794%, 8/25/37 (j)	1,259,460
5,054	6.50%, 9/25/36 (a)(c)	3,701,604
	CitiMortgage Alternative Loan Trust, CMO,
979	6.00%, 12/25/36	856,670
281	6.00%, 6/25/37	239,625
	Countrywide Alternative Loan Trust, CMO,
857	0.404%, 12/25/35 (j)	1,009,059
575	2.668%, 2/25/37 (j)	507,254
1,881	3.495%, 7/25/46 (j)	1,752,099
11,216	4.846%, 4/25/35, IO (j)	1,127,998
1,097	5.19%, 7/25/21 (j)	1,052,224
543	5.50%, 3/25/36	442,287
4,675	6.00%, 3/25/36	3,938,288
8,840	6.00%, 5/25/36	7,379,773
417	6.00%, 11/25/36	354,117

March 31, 2014 | Annual Report 59

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
$10,250	6.00%, 2/25/37	$7,910,487
8,093	6.00%, 3/25/37	6,651,311
10,623	6.00%, 5/25/37	8,587,205
3,426	6.00%, 2/25/47	2,754,189
5,558	6.25%, 12/25/36 (j)	4,598,387
492	6.25%, 8/25/37	407,973
1,634	6.50%, 6/25/36	1,306,395
9,267	6.50%, 9/25/37	7,603,763
12,499	6.50%, 11/25/37	10,620,475
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
952	2.55%, 9/20/36 (j)	695,744
110	2.672%, 9/25/47 (j)	93,015
2,504	5.75%, 6/25/37	2,311,528
604	6.00%, 4/25/37	557,207
9,279	6.00%, 5/25/37	8,088,243
2,512	6.25%, 9/25/36	2,232,409
3,868	Credit Suisse First Boston Mortgage Securities Corp., 6.00%, 1/25/36, CMO	3,074,133
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
5,917	5.863%, 2/25/37 (j)	3,210,685
2,103	6.50%, 10/25/21	1,756,394
2,528	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	2,064,914
3,680	First Horizon Alternative Mortgage Securities Trust, 6.00%, 5/25/36, CMO	3,192,890
	Harborview Mortgage Loan Trust, CMO (j),
877	2.547%, 8/19/36	648,482
66	4.897%, 8/19/36	60,857
3,867	IndyMac Index Mortgage Loan Trust, 3.655%, 5/25/37, CMO (j)	2,692,360
13,688	JPMorgan Alternative Loan Trust, 2.583%, 3/25/37, CMO (j)	10,599,719
	JPMorgan Mortgage Trust, CMO,
587	2.566%, 1/25/37 (j)	509,522
623	5.75%, 1/25/36	583,795
37,797	6.466%, 1/25/37, IO (j)	7,922,522
220	Merrill Lynch Mortgage-Backed Securities Trust, 2.765%, 4/25/37, CMO (j)	185,789
9,800	RBSSP Resecuritization Trust, 9.689%, 6/26/37, CMO (a)(c)(j)	6,261,913
	Residential Accredit Loans, Inc., CMO,
7,291	6.00%, 4/25/36	5,853,961
3,125	6.00%, 6/25/36	2,552,448
7,599	6.00%, 12/25/36	5,976,393
2,758	6.50%, 7/25/37	2,152,115
	Residential Asset Securitization Trust, CMO,
1,592	6.00%, 9/25/36	1,080,199
1,031	6.25%, 10/25/36	930,460
7,138	6.25%, 9/25/37	5,682,143
1,154	6.50%, 8/25/36	795,937
3,889	Residential Funding Mortgage Securities I, 6.25%, 8/25/36, CMO	3,524,710
117	Sequoia Mortgage Trust, 2.408%, 1/20/47, CMO (j)	101,704

60  Annual Report | March 31, 2014

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
$1,311	3.98%, 4/25/47	$1,056,077
339	5.05%, 1/25/36	262,523
	WaMu Mortgage Pass-Through Certificates, CMO (j),
212	1.862%, 1/25/37	186,509
138	2.051%, 12/25/36	119,425
1,685	2.057%, 11/25/36	1,476,672
183	2.081%, 4/25/37	157,348
384	2.223%, 2/25/37	316,769
410	2.324%, 2/25/37	346,547
329	4.427%, 5/25/37	274,085
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
365	0.893%, 4/25/47 (j)	30,454
9,070	6.00%, 7/25/36	6,892,211
14,159	6.00%, 6/25/37	11,868,966
11,598	6.50%, 3/25/36	8,007,034
19,644	6.526%, 4/25/37, IO (j)	5,012,826
176	Wells Fargo Mortgage-Backed Securities Trust, 2.738%, 9/25/36, CMO (j)	166,002
Total Mortgage-Backed Securities (cost-$211,164,214)		225,443,084
Asset-Backed Securities – 3.2%
2,882	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, 0.384%, 1/25/36 (j)	1,937,218
13,700	Countrywide Asset-Backed Certificates, 5.378%, 7/25/36	9,561,846
3,187	GSAA Home Equity Trust, 5.772%, 11/25/36 (j)	2,031,767
	GSAA Trust,
4,956	5.80%, 3/25/37	2,902,686
3,536	5.917%, 3/25/37 (j)	1,897,028
9,696	5.983%, 3/25/37	6,111,473
13,291	IndyMac Residential Asset-Backed Trust, 0.314%, 7/25/37 (j)	8,379,218
3,900	JPMorgan Mortgage Acquisition Trust, 4.852%, 1/25/37	3,124,084
	Morgan Stanley Mortgage Loan Trust,
1,037	5.75%, 11/25/36 (j)	574,060
11,895	5.965%, 9/25/46	8,355,050
2,115	6.25%, 7/25/47 (j)	1,619,028
9,013	Renaissance Home Equity Loan Trust, 6.998%, 9/25/37	5,837,777
375	Washington Mutual Asset-Backed Certificates, 0.304%, 5/25/36 (j)	239,506
Total Asset-Backed Securities (cost-$49,233,131)		52,570,741

Shares
Preferred Stock – 2.3%
	Diversified Financial Services – 2.3%
30,700	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (f) (cost-$35,249,250)	37,233,344

March 31, 2014 | Annual Report  61

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

Principal Amount (000s)		Value
Short-Term Investments – 0.5%
	Repurchase Agreements – 0.4%
$6,400	Morgan Stanley & Co., Inc., dated 3/31/14, 0.08%, due 4/1/14, proceeds $6,400,014; collateralized by U.S. Treasury Notes, 2.00%, due 11/30/20, valued at $6,541,746 including accrued interest	$6,400,000
870	State Street Bank and Trust Co., dated 3/31/14, 0.00%, due 4/1/14, proceeds $870,000; collateralized by Fannie Mae, 2.26%, due 10/17/22, valued at $890,070 including accrued interest	870,000
Total Repurchase Agreements (cost-$7,270,000)		7,270,000
	U.S. Treasury Obligations (g)(k) – 0.1%
1,150	U.S. Treasury Bills, 0.059%-0.071%, 8/14/14-9/4/14 (cost-$1,149,728)	1,149,752
Total Short-Term Investments (cost-$8,419,728)		8,419,752
Total Investments (cost-$1,572,920,708) – 100.0%		$1,652,690,830

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $171,068,180, representing 10.4% of total investments.
(b)	Illiquid.
(c)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.
(e)	Fair-Valued–Securities with an aggregate value of $55,731,093, representing 3.4% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(i)	Restricted. The aggregate acquisition cost of such securities is $105,609,679. The aggregate value is $118,517,178, representing 7.2% of total investments.
(j)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2014.
(k)	Rates reflect the effective yields at purchase date.

62  Annual Report | March 31, 2014

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

(l)	Interest rate swap agreements outstanding at March 31, 2014:

OTC swap agreements:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	$50,600	4/30/19	3-Month USD-LIBOR	1.90%	$280,994	$68,665	$212,329
Deutsche Bank	50,600	4/30/19	3-Month USD-LIBOR	1.90%	280,994	63,605	217,389
JPMorgan Chase	108,000	4/30/19	3-Month USD-LIBOR	1.90%	599,751	145,992	453,759
Morgan Stanley	600,000	4/30/19	3-Month USD-LIBOR	1.90%	3,331,948	(3,796,288)	7,128,236
Morgan Stanley	1,000,000	5/21/19	3-Month USD-LIBOR	1.80%	(4,166,497)	(1,800,000)	(2,366,497)
					$327,190	$(5,318,026)	$5,645,216

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Barclays Bank (CME)	$100,000	6/19/20	3-Month USD-LIBOR	2.00%	$(474,539)	$(389,186)
Deutsche Bank (CME)	138,000	6/18/24	2.90%	3-Month USD-LIBOR	410,249	410,249
Goldman Sachs (CME)	100,000	6/19/20	3-Month USD-LIBOR	2.00%	(474,540)	(61,022)
Goldman Sachs (CME)	700,000	6/18/43	3.75%	3-Month USD-LIBOR	(23,120,195)	(14,010,195)
Goldman Sachs (CME)	700,000	6/19/44	3-Month USD-LIBOR	3.50%	770,437	11,432,229
					$(22,888,588)	$(2,617,925)

(m)	Forward foreign currency contracts outstanding at March 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
1,801,672 Brazilian Real settling 4/2/14	UBS	$759,558	$794,038	$34,480
997,000 British Pound settling 4/2/14	Barclays Bank	1,663,109	1,662,149	(960)
3,438,000 British Pound settling 4/2/14	Citigroup	5,709,205	5,731,662	22,457
180,000 British Pound settling 4/2/14	Citigroup	300,190	300,087	(103)
655,000 British Pound settling 5/2/14	Citigroup	1,079,850	1,091,734	11,884
17,209,000 British Pound settling 4/2/14	Goldman Sachs	28,839,772	28,689,987	(149,785)
1,301,000 British Pound settling 4/2/14	JPMorgan Chase	2,166,051	2,168,962	2,911
8,086,000 British Pound settling 4/2/14	Royal Bank of Scotland	13,324,111	13,480,576	156,465
2,378,000 Euro settling 4/2/14	Royal Bank of Scotland	3,276,171	3,276,051	(120)

March 31, 2014 | Annual Report  63

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2014	Unrealized Appreciation (Depreciation)
Sold:
1,801,672 Brazilian Real settling 4/2/14	UBS	$739,694	$794,038	$(54,344)
1,801,672 Brazilian Real settling 5/5/14	UBS	753,743	787,250	(33,507)
13,751,000 British Pound settling 4/2/14	Barclays Bank	22,838,253	22,924,982	(86,729)
47,000 British Pound settling 4/2/14	Deutsche Bank	78,475	78,356	119
17,413,000 British Pound settling 4/2/14	HSBC Bank	29,092,665	29,030,085	62,580
8,086,000 British Pound settling 5/2/14	Royal Bank of Scotland	13,321,167	13,477,503	(156,336)
593,000 Euro settling 4/2/14	Bank of America	813,892	816,946	(3,054)
21,718,000 Euro settling 5/2/14	Bank of America	29,826,394	29,917,839	(91,445)
1,785,000 Euro settling 4/2/14	Barclays Bank	2,474,729	2,459,104	15,625
2,378,000 Euro settling 5/2/14	Royal Bank of Scotland	3,276,002	3,275,837	165
				$(269,697)

(n)

At March 31, 2014, the Fund held $10,865,000 in cash as collateral and pledged cash collateral of $7,485,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(o)	Open reverse repurchase agreements at March 31, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.40%	2/28/14	4/1/14	$23,710,427	$23,702,000
	0.40	3/6/14	4/3/14	16,475,758	16,471,000
	0.40	3/31/14	5/2/14	24,047,000	24,047,000
	0.40	3/31/14	5/8/14	16,597,000	16,597,000
	0.55	2/28/14	4/1/14	1,261,616	1,261,000
	0.55	3/6/14	4/3/14	31,859,650	31,847,000
	0.55	3/31/14	5/2/14	1,267,000	1,267,000
	0.55	3/31/14	5/8/14	21,616,000	21,616,000
	0.60	3/10/14	4/10/14	28,699,392	28,689,070
	0.65	3/3/14	4/2/14	5,589,925	5,587,000
	0.65	3/7/14	4/2/14	15,920,183	15,913,000
	0.65	3/11/14	4/11/14	14,482,489	14,477,000
	0.65	3/11/14	4/14/14	5,362,032	5,360,000
Credit Suisse First Boston	0.49	2/4/14	5/2/14	2,349,359	2,347,570
Deutsche Bank	0.26	3/13/14	4/10/14	41,960,757	41,955,000
	0.26	3/20/14	4/21/14	26,338,282	26,336,000
	0.26	3/31/14	4/30/14	50,669,000	50,669,000
	0.55	3/4/14	4/7/14	35,909,355	35,894,000
	0.55	3/19/14	4/22/14	11,193,223	11,191,000
	0.56	3/27/14	4/28/14	13,911,082	13,910,000
	0.57	3/19/14	4/22/14	10,401,140	10,399,000
Morgan Stanley	0.45	3/18/14	4/14/14	10,416,823	10,415,000
	0.45	3/27/14	4/30/14	20,682,293	20,681,000
	0.48	3/27/14	4/30/14	7,891,526	7,891,000
					$438,522,640

64  Annual Report | March 31, 2014

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

(p)

The weighted average daily balance of reverse repurchase agreements during the year ended March 31, 2014 was $404,275,902, at a weighted average interest rate of 0.54%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2014 was $488,430,635.

At March 31, 2014, the Fund held $59,507 in principal value of U.S. Treasury Obligations and $340,000 in cash as collateral, and pledged cash collateral of $1,524,000 for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(q)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/14
Investments in Securities – Assets
U.S. Government Agency Securities	–	$579,774,541	$11,235,566	$591,010,107
Municipal Bonds	–	376,978,600	–	376,978,600
Corporate Bonds & Notes:
Airlines	–	–	4,955,491	4,955,491
Diversified Financial Services	–	23,298,500	26,733,737	50,032,237
Electric Utilities	–	4,443,769	338,626	4,782,395
Home Builders	–	–	17,846,177	17,846,177
Real Estate	–	4,039,882	3,707,127	7,747,009
All Other	–	275,671,893	–	275,671,893
Mortgage-Backed Securities	–	225,443,084	–	225,443,084
Asset-Backed Securities	–	52,570,741	–	52,570,741
Preferred Stock	–	37,233,344	–	37,233,344
Short-Term Investments	–	8,419,752	–	8,419,752
	–	1,587,874,106	64,816,724	1,652,690,830
Other Financial Instruments* – Assets
Foreign Exchange Contracts	–	306,686	–	306,686
Interest Rate Contracts	–	19,854,191	–	19,854,191
	–	20,160,877	–	20,160,877
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(576,383)	–	(576,383)
Interest Rate Contracts	–	(16,826,900)	–	(16,826,900)
	–	(17,403,283)	–	(17,403,283)
Totals	–	$1,590,631,700	$64,816,724	$1,655,448,424

At March 31, 2014, there were no transfers between Levels 1 and 2.

March 31, 2014 | Annual Report  65

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended March 31, 2014, was as follows:

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 3/31/14
Investments in Securities – Assets
U.S. Government Agency Securities	$–	$11,214,992	$–	$–	$–		$20,574	–	$–	$11,235,566
Corporate Bonds & Notes:
Airlines	20,766,204	2,125,849	(17,969,550)	(45,208)	948,814		(870,618)	–	–	4,955,491
Diversified Financial Services	18,558,995	8,479,202	(78,350)	208,677	924		(435,711)	–	–	26,733,737
Electric Utilities	1,062,894	75,251	(9,822,118)†	(2,119)	(2,289)		9,027,007	–	–	338,626
Home Builders	–	17,632,518	–	1,615	–		212,044	–	–	17,846,177
Real Estate	3,960,124	–	(30,000)	4,002	5,860		(232,859)	–	–	3,707,127
Mortgage- Backed Securities	334,813	598,660	–	109,740	(228,671	)††	66,141	–	(880,683)	–
Totals	$44,683,030	$40,126,472	$(27,900,018)	$276,707	$724,638		$7,786,578	–	$(880,683)	$64,816,724

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2014.

	Ending Balance at 3/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
U.S. Government Agency Securities	$11,235,566	Benchmark Pricing	Security Price Reset	$101.44
Corporate Bonds & Notes	44,495,527	Benchmark Pricing	Security Price Reset	$74.20 – $126.11
Corporate Bonds & Notes	9,085,631	Third-Party Pricing Vendor	Single Broker Quote	$100.50 – $102.87

†                 Reduction of cost due to corporate action.

††          Paydown shortfall.

*                 Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**          Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at March 31, 2014, was $(2,189,996). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

66  Annual Report | March 31, 2014

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

(r)            The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at March 31, 2014:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$8,011,713	$–	$8,011,713
Receivable for variation margin on centrally cleared swaps*	186,728	–	186,728
Unrealized appreciation of forward foreign currency contracts	–	306,686	306,686
Total asset derivatives	$8,198,441	$306,686	$8,505,127
Liability derivatives:
Unrealized depreciation of OTC swaps	$(2,366,497)	$–	$(2,366,497)
Payable for variation margin on centrally cleared swaps*	(35,330)	–	(35,330)
Unrealized depreciation of forward foreign currency contracts	–	(576,383)	(576,383)
Total liability derivatives	$(2,401,827)	$(576,383)	$(2,978,210)

*                 Included in net unrealized depreciation of $2,617,925 on centrally cleared swaps as reported in note (l) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the year ended March 31, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$1,831,764	$362,859	$–	$2,194,623
Foreign currency transactions (forward foreign currency contracts)	–	–	(7,891,050)	(7,891,050)
Total net realized gain (loss)	$1,831,764	$362,859	$(7,891,050)	$(5,696,427)
Net change in unrealized appreciation/depreciation of:
Swaps	$(16,793,672)	$3,780,891	$–	$(13,012,781)
Foreign currency transactions (forward foreign currency contracts)	–	–	(2,803,089)	(2,803,089)
Total net change in unrealized appreciation/depreciation	$(16,793,672)	$3,780,891	$(2,803,089)	$(15,815,870)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended March 31, 2014:

Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)	Interest Rate Swap Agreements (2)
Purchased	Sold	Sell
$214,995,632	$318,177,916	$3,000	$3,899,680

(1)  U.S. $ Value on origination date

(2)  Notional Amount (in thousands)

March 31, 2014 | Annual Report  67

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

The following tables present by counterparty, the Fund’s derivative assets and liabilities net of related collateral held by the Fund at March 31, 2014 which has not been offset in the Statement of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at March 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received		Net Amount
Foreign Currency Exchange Contracts
Barclays Bank	$15,625	$(15,625)	$–		$–
Citigroup	34,341	(103)	–		34,238
Deutsche Bank	119	(119)	–		–
HSBC Bank	62,580	–	(62,580	)†	–
JPMorgan Chase	2,911	(2,911)	–		–
Royal Bank of Scotland	156,630	(156,456)	–		174
UBS	34,480	(34,480)	–		–
Swaps
Bank of America	212,329	(94,499)	(117,830	)†,#	–
Deutsche Bank	217,389	119	(196,395	)#	21,113
JPMorgan Chase	453,759	2,911	(456,670	)†,#	–
Morgan Stanley	7,128,236	(2,366,497)	(4,761,739	)†,##	–
Totals	$8,318,399	$(2,667,660)	$(5,595,214)		$55,525

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreement
Morgan Stanley & Co., Inc.	$6,400,000	$(6,400,000	)†	–
State Street Bank & Trust Co.	870,000	(870,000	)†	–
Totals	$7,270,000	$(7,270,000)		–

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at March 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Pledged	Net Amount
Foreign Currency Exchange Contracts
Bank of America	$94,499	$(94,499)	–	$–
Barclays Bank	87,689	(15,625)	–	72,064
Citigroup	103	(103)	–	–
Goldman Sachs	149,785	(149,785)	–	–
Royal Bank of Scotland	156,456	(156,456)	–	–
UBS	87,851	(34,480)	–	53,371

68  Annual Report | March 31, 2014

Schedule of Investments

PIMCO High Income Fund

March 31, 2014 (continued)

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Pledged	Net Amount
Swaps
Morgan Stanley	$2,366,497	$(2,366,497)	–	$–
Totals	$2,942,880	$(2,817,445)	–	$125,435

Counterparty	Gross Financial Liability Presented in Statement of Assets and Liabilities		Financial Instrument/ Derivative Offset		Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements
Barclays Bank	$206,888,472	†††	$(206,888,472	)††	–	–
Credit Suisse First Boston	2,349,359	†††	(2,349,359	)††	–	–
Deutsche Bank	190,382,839	†††	(190,382,839	)††	–	–
Morgan Stanley	38,990,642	†††	(38,990,642	)††	–	–
Totals	$438,611,312		$(438,611,312)		–	–

†                      The actual collateral received is greater than the amount shown here due to over collateralization.

††               The actual collateral pledged is greater than the amount shown here due to over collateralization.

†††        The amount includes interest payable for Reverse Repurchase Agreements.

#                      The amount includes upfront premiums paid.

##               The amount includes upfront premiums received.

Glossary:

AGM	- insured by Assured Guaranty Municipal Corp.
£	- British Pound
CIFG	- insured by CDC IXIS Financial Guaranty Services, Inc.
CME	- Chicago Mercantile Exchange
CMO	- Collateralized Mortgage Obligation
CP	- Certificates of Participation
€	- Euro
FGIC	- insured by Financial Guaranty Insurance Co.
FRN	- Floating Rate Note
GO	- General Obligation Bond
IO	- Interest Only
LIBOR	- London Inter-Bank Offered Rate
NPFGC	- insured by National Public Finance Guarantee Corp.
OTC	- Over-the-Counter

See accompanying Notes to Financial Statements | March 31, 2014 | Annual Report  69

Statements of Assets and Liabilities

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

	Dynamic Income(1)	Global StocksPLUS®	High Income
Assets:
Investments, at value (cost-$2,331,393,504, $203,568,878 and $1,572,920,708, respectively)	$2,676,838,950	$232,418,164	$1,652,690,830
Cash	2,686,050	–	414,410
Foreign currency, at value (cost-$948,011, $1,739,110 and $0, respectively)	956,851	1,739,243	–
Unsettled reverse repurchase agreements	58,933,000	1,314,000	114,196,000
Receivable for investments sold	42,606,270	12,243,240	68,280,397
Interest and dividends receivable	19,048,922	1,878,964	23,482,410
Unrealized appreciation of OTC swaps	14,702,807	1,796,157	8,011,713
Deposits with brokers for derivatives collateral	7,888,000	16,570,000	7,485,000
Unrealized appreciation of forward foreign currency contracts	1,282,923	59,593	306,686
Swap premiums paid	878,175	181,317	278,262
Receivable for variation margin on centrally cleared swaps	527,742	309,652	186,728
Receivable for principal paydowns	303,821	–	–
Tax reclaims receivable	78,101	–	–
Receivable for terminated swaps	507	12,052,890	–
Receivable for variation margin on futures contracts	–	572,260	–
Receivable from broker	–	112,175	129,182
Deposits with brokers for reverse repurchase agreements	–	–	1,524,000
Unrealized appreciation of unfunded loan commitments	–	171	–
Prepaid expenses	44,847	22,383	116,615
Total Assets	2,826,776,966	281,270,209	1,877,102,233

Liabilities:
Payable for investments purchased	2,176,060	26,686,843	88,678,124
Payable for reverse repurchase agreements	1,304,352,363	83,529,470	438,522,640
Payable to custodian for cash overdraft	–	2,031	–
Payable to custodian for foreign currency overdraft (including a cost of $0, $0 and $778,690, respectively)	–	–	784,545
Payable to brokers for cash collateral received	1,590,000	11,140,000	11,205,000
Payable for variation margin on centrally cleared swaps	–	144,931	35,330
Payable to broker	–	2,006	–
Payable for terminated swaps	394,391	7,495	–
Swap premiums received	40,367,926	3,056,975	5,596,288
Dividends payable to common and preferred shareholders	8,678,737	1,910,934	15,123,606
Unrealized depreciation of forward foreign currency contracts	5,589,357	109,445	576,383

70  Annual Report | March 31, 2014 | See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014 (continued)

	Dynamic Income(1)	Global StocksPLUS®	High Income
Interest payable for reverse repurchase agreements	$1,846,923	$62,529	$88,672
Investment management fees payable	2,647,944	195,788	777,691
Interest payable for cash collateral received	14	96	100
Options written, at value (premiums received-$0, $874,992 and $0, respectively)	–	685,400	–
Unrealized depreciation of OTC swaps	–	276,288	2,366,497
Accrued expenses	172,447	67,291	226,959
Total Liabilities	1,367,816,162	127,877,522	563,981,835
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 11,680 shares issued and outstanding for High Income)	–	–	292,000,000
Net Assets Applicable to Common Shareholders	$1,458,960,804	$153,392,687	$1,021,120,398

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$454	$104	$1,241
Paid-in-capital in excess of par	1,085,329,243	230,101,142	1,658,214,189
Undistributed (dividends in excess of) net investment income	8,478,053	(4,236,659)	(31,891,173)
Accumulated net realized loss	(15,944,807)	(95,928,474)	(687,857,608)
Net unrealized appreciation	381,097,861	23,456,574	82,653,749
Net Assets Applicable to Common Shareholders	$1,458,960,804	$153,392,687	$1,021,120,398
Common Shares Issued and Outstanding	45,438,414	10,422,330	124,066,051
Net Asset Value Per Common Share	$32.11	$14.72	$8.23

(1) Consolidated for Dynamic Income.

See accompanying Notes to Financial Statements | March 31, 2014 | Annual Report  71

Statements of Operations

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Year ended March 31, 2014

	Dynamic Income(1)	Global StocksPLUS®	High Income
Investment Income:
Interest	$209,685,242	$17,216,853	$110,513,942
Dividends	1,026,564	46,916	3,567,431
Miscellaneous	1,358,699	71,569	831,190
Total Investment Income	212,070,505	17,335,338	114,912,563

Expenses:
Investment management	29,644,623	2,181,137	9,171,245
Interest	13,860,056	409,759	1,119,296
Custodian and accounting agent	325,256	94,968	416,449
Shareholder communications	154,943	51,117	200,826
Audit and tax services	91,006	98,836	144,990
Trustees	79,217	8,626	70,252
Tax	75,419	–	–
Legal	74,806	7,943	27,060
New York Stock Exchange listing	34,800	20,769	97,720
Insurance	28,761	7,384	29,026
Transfer agent	25,125	27,274	26,502
Auction agent and commissions	–	–	313,631
Miscellaneous	9,713	2,165	31,445
Total Expenses	44,403,725	2,909,978	11,648,442

Net Investment Income	167,666,780	14,425,360	103,264,121

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(23,729,797)	(2,962,175)	111,265,106
Futures contracts	–	14,391,904	–
Options written	–	(6,856,828)	–
Swaps	(881,430)	22,006,530	2,194,623
Foreign currency transactions	(17,645,372)	(719,816)	(9,118,382)
Net change in unrealized appreciation/depreciation of:
Investments	73,933,332	(4,492,464)	(66,412,025)
Securities sold short	–	1	–
Futures contracts	–	(372,497)	–
Options written	–	263,262	–
Swaps	34,184,400	(9,201,706)	(13,012,781)
Unfunded loan commitments	–	171	–
Foreign currency transactions	(9,313,092)	(66,431)	(2,188,312)
Net realized and change in unrealized gain	56,548,041	11,989,951	22,728,229
Net Increase in Net Assets Resulting from Investment Operations	224,214,821	26,415,311	125,992,350
Dividends on Preferred Shares from Net Investment Income	–	–	(286,743)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$224,214,821	$26,415,311	$125,705,607

(1) Consolidated for Dynamic Income.

72  Annual Report | March 31, 2014 | See accompanying Notes to Financial Statements

Consolidated Statement of Changes in Net Assets

PIMCO Dynamic Income Fund

	Year ended March 31, 2014	Period from May 30, 2012** through March 31, 2013
Investment Operations:
Net investment income	$167,666,780	$126,147,712
Net realized gain (loss)	(42,256,599)	11,474,493
Net change in unrealized appreciation/depreciation	98,804,640	282,293,221
Net increase in net assets resulting from investment operations	224,214,821	419,915,426

Dividends and Distributions to Shareholders from:
Net investment income	(149,126,965)	(98,636,731)
Net realized gains	(10,614,817)	(12,196,046)
Total dividends and distributions to shareholders	(159,741,782)	(110,832,777)

Share Transactions:
Net proceeds from the sale of shares	–	1,075,768,154
Offering costs charged to paid-in capital in excess of par	–	(1,551,500)
Reinvestment of dividends and distributions	1,389,087	9,699,363
Net increase in net assets from share transactions	1,389,087	1,083,916,017
Total increase in net assets	65,862,126	1,392,998,666

Net Assets:
Beginning of period	1,393,098,678	100,012
End of period*	$1,458,960,804	$1,393,098,678
*Including undistributed net investment income of:	$8,478,053	$20,123,612

Shares Issued and Reinvested:
Issued	–	45,058,352
Issued in reinvestment of dividends and distributions	44,597	331,276
Net Increase	44,597	45,389,628

** Commencement of operations.

See accompanying Notes to Financial Statements | March 31, 2014 | Annual Report  73

Statement of Changes in Net Assets

PIMCO Global StocksPLUS® & Income Fund

	Year ended March 31,
	2014	2013
Investment Operations:
Net investment income	$14,425,360	$14,154,103
Net realized gain	25,859,615	13,520,448
Net change in unrealized appreciation/depreciation	(13,869,664)	12,463,845
Net increase in net assets resulting from investment operations	26,415,311	40,138,396

Dividends to Shareholders from Net Investment Income	(22,853,245)	(22,671,591)

Share Transactions:
Reinvestment of dividends	1,660,660	1,751,388
Total increase in net assets	5,222,726	19,218,193

Net Assets:
Beginning of year	148,169,961	128,951,768
End of year*	$153,392,687	$148,169,961
*Including dividends in excess of net investment income of:	$(4,236,659)	$(3,265,114)

Shares Issued in Reinvestment of Dividends	78,008	89,271

74  Annual Report | March 31, 2014 | See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders

PIMCO High Income Fund

	Year ended March 31,
	2014	2013
Investment Operations:
Net investment income	$103,264,121	$100,048,819
Net realized gain	104,341,347	162,076,825
Net change in unrealized appreciation/depreciation	(81,613,118)	9,017,737
Net increase in net assets resulting from investment operations	125,992,350	271,143,381

Dividends on Preferred Shares from Net Investment Income	(286,743)	(454,170)
Net increase in net assets applicable to common shareholders resulting from investment operations	125,705,607	270,689,211

Dividends and Distributions to Common Shareholders from:
Net investment income	(167,012,959)	(173,699,804)
Return of capital	(13,719,647)	(5,470,788)
Total dividends and distributions to common shareholders	(180,732,606)	(179,170,592)

Common Share Transactions:
Reinvestment of dividends	12,284,829	11,847,520
Total increase (decrease) in net assets applicable to common shareholders	(42,742,170)	103,366,139

Net Assets Applicable to Common Shareholders:
Beginning of year	1,063,862,568	960,496,429
End of year*	$1,021,120,398	$1,063,862,568
*Including dividends in excess of net investment income of:	$(31,891,173)	$(44,113,863)

Common Shares Issued in Reinvestment of Dividends	1,076,316	982,774

See accompanying Notes to Financial Statements | March 31, 2014 | Annual Report  75

Statements of Cash Flows

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Year ended March 31, 2014

	Dynamic Income(1)	Global StocksPLUS®	High Income
Increase (Decrease) in Cash and Foreign Currency from:

Cash Flows provided by (used for) Operating Activities:
Net increase in net assets resulting from investment operations	$224,214,821	$26,415,311	$125,992,350

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by (used for) Operating Activities:
Purchases of long-term investments	(445,180,476)	(438,095,404)	(2,638,564,727)
Proceeds from sales of long-term investments	434,190,103	424,065,449	2,147,250,584
Sales of short-term portfolio investments, net	35,544,576	2,793,246	255,084,436
Net change in unrealized appreciation/ depreciation	(98,804,640)	13,869,664	81,613,118
Net realized (gain) loss	42,256,599	(25,859,615)	(104,341,347)
Net amortization/accretion on investments	(21,722,300)	(1,508,371)	(1,940,377)
Payments for securities sold short	–	(5,477,344)	–
Increase in receivable for investments sold	(41,727,935)	(3,797,432)	(67,808,288)
Decrease in interest and dividends receivable	1,537,437	459,078	1,096,659
Increase in tax reclaims receivable	(78,101)	–	–
Increase in receivable for principal paydown	(258,680)	–	–
Proceeds from futures contracts transactions	–	13,459,242	–
(Increase) decrease in deposits with brokers for derivatives collateral	4,249,000	(11,756,000)	7,013,000
Increase in deposits with brokers for reverse repurchase agreements	–	–	(1,524,000)
Decrease in receivable from broker	–	12,412	326,754
Increase in prepaid expenses	(6,532)	(1,575)	(6,845)
Increase (decrease) in payable for investments purchased	(764,745)	24,127,957	68,252,715
Increase (decrease) in payable to brokers for cash collateral received	(6,519,000)	9,510,000	(28,469,000)
Net cash provided by swap transactions	8,743,349	525,488	8,170,294
Net cash used for foreign currency transactions	(21,743,297)	(772,422)	(8,503,605)
Increase in interest payable for reverse repurchase agreements	192,990	6,457	88,672
Increase (decrease) in investment management fees payable	150,509	(11,191)	(23,215)
Decrease in interest payable on cash collateral received	(20,032)	(2,989)	(1,475)
Decrease in accrued expenses	(70,003)	(78,996)	(147,890)
Net cash provided by (used for) operating activities	114,183,643	27,882,965	(156,442,187)

76  Annual Report | March 31, 2014 | See accompanying Notes to Financial Statements

Statements of Cash Flows

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Year ended March 31, 2014 (continued)

	Dynamic Income(1)	Global StocksPLUS®	High Income
Cash Flows provided by (used for) Financing Activities:
Payments for reverse repurchase agreements	$(6,349,281,591)	$(402,523,660)	$(2,793,391,973)
Proceeds on reverse repurchase agreements	6,398,968,654	395,266,397	3,231,914,613
Increase in unsettled reverse repurchase agreements	(8,220,273)	(130,000)	(114,196,000)
Cash dividends paid (excluding reinvestment of dividends of $1,389,087, $1,660,660, and $12,284,829, respectively)	(157,708,664)	(21,178,282)	(168,609,163)
Increase (decrease) in payable to custodian for cash overdraft	–	(16,521)	784,545
Proceeds on sale-buyback financing transactions	–	5,413,419	–
Payments for sale-buyback financing transactions	–	(5,411,629)	–
Net cash provided by (used for) financing activities	(116,241,874)	(28,580,276)	156,502,022
Net increase (decrease) in cash and foreign currency	(2,058,231)	(697,311)	59,835
Cash and foreign currency, at beginning of year	5,701,132	2,436,554	354,575
Cash and foreign currency, at end of year	$3,642,901	$1,739,243	$414,410

*	Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $13,687,098, $406,291, and $1,032,099, respectively.

(1)	Consolidated for Dynamic Income.

See accompanying Notes to Financial Statements | March 31, 2014 | Annual Report  77

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies

PIMCO Dynamic Income Fund (“Dynamic Income”), PIMCO Global StocksPLUS® & Income Fund (“Global StocksPLUS®”) and PIMCO High Income Fund (“High Income’’), (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on January 19, 2011, February 16, 2005 and February 18, 2003, respectively. Prior to commencing operations on May 30, 2012, May 31, 2005 and April 30, 2003, respectively, the Funds had no operations other than matters relating to their organization as non-diversified (Dynamic Income and Global StocksPLUS®) and diversified (High Income), closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are both indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Dynamic Income issued 40,600,000 shares of common stock in its initial public offering. An additional 4,458,352 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $1,551,500 (representing approximately $0.03 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par. The Sub-Adviser paid all organizational costs of approximately $25,000.

Dynamic Income’s primary investment objective is to seek current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives to produce total return for shareholders by utilizing a dynamic asset allocation strategy among multiple fixed-income sectors, including below investment grade (commonly referred to as “high yield” securities or “junk bonds”), mortgage-related and any other asset-backed securities, government and sovereign debt, corporate debt (including fixed and floating-rate bonds, bank loans and convertible securities), taxable municipal bonds and other income producing securities of U.S. and foreign issuers, including emerging market issuers. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets in privately-issued (commonly known as “non-agency”) mortgage-related securities.

Global StocksPLUS®’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Global StocksPLUS® normally attempts to achieve its investment objective through holdings of stocks and/or through the use of index and other derivative instruments that have economic characteristics similar to U.S. and non-U.S. stocks. The Fund’s investments in index and other derivative instruments are backed by an actively-managed

78  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

debt portfolio that will have a low-to-intermediate average portfolio duration, ranging from one year to a duration that is two years above the duration of the Barclays Capital U.S. Aggregate Bond Index, although it may be longer or shorter at any time or from time to time based on the Sub-Adviser’s forecast for interest rates and other factors. The Fund may invest without limit in securities that are rated below investment grade and may invest without limit in securities of any rating. The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Morgan Stanley Capital International® Europe, Australasia and Far East Index (the “MSCI EAFE Index”). The Fund also employs a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums which may limit the Fund’s gains from increases in the S&P 500 Index.

High Income’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund normally attempts to achieve these objectives by using a dynamic asset allocation strategy among multiple fixed income sectors in credit markets to identify securities that provide high current income and/or capital appreciation and focuses on credit quality analysis; duration management; broad diversification among issuers, industries and sectors; and other risk management techniques designed to manage default risk.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use

March 31, 2014 | Annual Report  79

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

80  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

¡                 Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

¡                 Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

¡                 Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other

March 31, 2014 | Annual Report  81

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option

82  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs

March 31, 2014 | Annual Report  83

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps – OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility fees and other fees received after the settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment

84  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years.

As of March 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

Dynamic Income intends to declare dividends and distributions from net investment income and gains from the sale of portfolio securities to its shareholders monthly. Global StocksPLUS® and High Income declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. A fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

March 31, 2014 | Annual Report  85

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

(h) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the terms of the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the

86  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns the Funds obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(k) Sale-Buybacks

A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the

March 31, 2014 | Annual Report  87

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

(l) Securities Traded on To-Be-Announced Basis

The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(m) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of

88  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBSs will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(n) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect

March 31, 2014 | Annual Report  89

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(p) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(q) Special Purpose Vehicle

The PDILS I LLC (the “PDILS Subsidiary”), a Delaware LLC, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Dynamic Income in order to effect certain investments for Dynamic Income consistent with Dynamic Income’s investment objectives and policies as specified in its prospectus and statement of additional information. Dynamic Income’s investment portfolio has been consolidated and includes the portfolio holdings of Dynamic Income and the PDILS Subsidiary. The consolidated financial statements include the accounts of the fund and the PDILS Subsidiary. All inter-company transactions and balances have been eliminated. As of the date of this report, the only asset held by the PDILS Subsidiary was the AMPAM Parks Mechanical, Inc. senior loan, as reflected in Dynamic Income’s Consolidated Schedule of Investments. This structure was established so that the loan could be held by a separate legal entity from the Fund.

(r) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

90  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

1. Organization and Significant Accounting Policies (continued)

(s) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(t) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit

March 31, 2014 | Annual Report  91

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

2. Principal Risks (continued)

additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more

92  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

2. Principal Risks (continued)

volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Funds’ performance. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

March 31, 2014 | Annual Report  93

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

2. Principal Risks (continued)

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Global StocksPLUS® and High Income had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entities filed for bankruptcy protection or were placed in administration. Global StocksPLUS®’s security transactions associated with Lehman Brothers Special Financing Inc. (“LBSF”) and Lehman Brothers International (Europe) (“LBI”) and High Income’s security transactions associated with Lehman Commercial Paper, Inc. (“LCPI”) as counterparties were written down to their estimated recoverable values. Adjustments to anticipated losses for securities transactions associated with LBSF, LBI and LCPI have been incorporated as net realized gain (loss) on the Funds’ Statements of Operations. The remaining balances, if any, due from LBSF, LBI and LCPI and due to Lehman Brothers, Inc. are included in receivable from/payable to broker on the Funds’ Statements of Assets and Liabilities. The estimated recoverable value of the receivables is determined by independent broker quotes. In April 2013 and October 2013, Global StocksPLUS® received $10,926 and $13,759, respectively, from LBSF. In September 2013 and October 2013, High Income received $152,111 and $37,837, respectively, from LCPI.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative

94  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

3. Financial Derivative Instruments (continued)

agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Global StocksPLUS® is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Investment Manager has registered with the CFTC as a Commodity Pool Operator, the Sub-Adviser has registered with the CFTC as a Commodity Trading Adviser, and both entities are members of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations have begun to apply with respect to Global StocksPLUS®. Compliance with the CFTC’s regulatory requirements could increase Global StocksPLUS®’s expenses, adversely affecting its total return.

(a) Futures Contracts

The Funds may use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions

The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the

March 31, 2014 | Annual Report  95

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

3. Financial Derivative Instruments (continued)

premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the

96  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

3. Financial Derivative Instruments (continued)

swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a

March 31, 2014 | Annual Report  97

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

3. Financial Derivative Instruments (continued)

credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index

98  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

3. Financial Derivative Instruments (continued)

credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2014 for which the Funds are sellers of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a

March 31, 2014 | Annual Report  99

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

3. Financial Derivative Instruments (continued)

specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements – Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.15% of Dynamic Income’s average daily total managed assets, 1.00% of Global StocksPLUS®’s average daily total managed assets and 0.70% of High Income’s average daily net assets, inclusive of

100  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

4. Investment Manager/Sub-Adviser (continued)

net assets attributable to any Preferred Shares outstanding. For Dynamic Income and Global StocksPLUS®, total managed assets refer to the total assets of each Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). For these purposes, “borrowings” includes amounts of leverage attributable to such instruments as reverse repurchase agreements.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Please see Note 8 for a discussion of recently proposed changes to the Funds’ investment management and sub-advisory arrangements.

5. Investments in Securities

For the year ended March 31, 2014, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Dynamic Income	$26,265,321	$1,991,192	$418,511,445	$479,376,490
Global StocksPLUS®	396,007,074	388,935,815	47,328,788	42,046,425
High Income	873,349,306	269,798,794	1,764,811,950	1,840,779,713

6. Income Tax Information

The tax character of dividends and distributions paid was:

	Year ended March 31, 2014			Period or Year ended March 31, 2013
	Ordinary Income (1)	Long-Term Capital Gains	Return of Capital	Ordinary Income (1)	Return of Capital
Dynamic Income	$157,539,047	$2,202,735	–	$110,832,777	–
Global StocksPLUS®	22,853,245	–	–	22,671,591	–
High Income	167,299,702	–	$13,719,647	174,153,974	$5,470,788

(1)  Includes short-term capital gains, if any.

March 31, 2014 | Annual Report  101

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

6. Income Tax Information (continued)

At March 31, 2014, the components of distributable earnings were:

				Post-October Capital Loss (3)
	Ordinary Income	Long-Term Capital Gains	Capital Loss Carryforwards (2)	Short-Term	Long-Term
Dynamic Income	$11,305,866	$133	–	$7,346,222	$8,598,718
Global StocksPLUS®	–	–	$94,651,811	–	–
High Income	–	–	683,920,867	–	3,970,377

(2)  Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)  Capital losses realized during the period November 1, 2013 through March 31, 2014 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At March 31, 2014, capital loss carryforward amounts were:

	Year of Expiration			No Expiration (4)
	2017	2018	2019	Short-Term	Long-Term
Global StocksPLUS®	–	$89,076,383	$5,575,428	–	–
High Income	$195,114,085	488,806,782	–	–	–

(4)  Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended March 31, 2014, the Funds utilized available capital loss carryforwards as follows:

		Post-Enactment
	Pre-Enactment	Short-Term	Long-Term
Global StocksPLUS®	$21,374,203	–	–
High Income	27,809,812	$34,287,523	–

102  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

6. Income Tax Information (continued)

For the year ended March 31, 2014, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital In Excess of Par	Net Unrealized Appreciation
Dynamic Income (a)(b)(c)(d)(g)	$(30,185,374)	$30,260,793	$(75,419)	–
Global StocksPLUS® (a)(b)(c)(e)(f)	7,456,340	(4,009,895)	(3,441,925)	$(4,520)
High Income (a)(b)(c)(e)	76,258,271	(30,971,139)	(45,287,132)	–

These permanent “book-tax” differences were primarily attributable to:

(a)   Reclassification of gains and losses from foreign currency transactions

(b)   Reclassification of gains and losses on paydowns

(c)   Differing treatment of swap payments

(d)   Reclassification of consent fees

(e)   Taxable overdistributions

(f)    Sale-buyback adjustments

(g)   Excise tax

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At March 31, 2014, the aggregate cost basis and the net unrealized appreciation of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis (5)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Dynamic Income	$2,331,488,368	$390,475,169	$45,124,587	$345,350,582
Global StocksPLUS®	203,768,884	34,036,798	5,387,518	28,649,280
High Income	1,573,504,335	91,092,050	11,905,555	79,186,495

(5)  Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, sale-buyback adjustments, difference in amortization due to deep discount bonds, interest accrual on contingent debt securities and recognition of unrealized loss on purchased options.

March 31, 2014 | Annual Report  103

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

7. Auction-Rate Preferred Shares – High Income

High Income has 2,336 shares of Preferred Shares Series M, 2,336 shares of Preferred Shares Series T, 2,336 shares of Preferred Shares Series W, 2,336 shares of Preferred Shares Series TH and 2,336 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (that is typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the year ended March 31, 2014, the annualized dividend rates ranged from:

	High	Low	At March 31, 2014
Series M	0.176%	0.048%	0.080%
Series T	0.160%	0.048%	0.096%
Series W	0.192%	0.048%	0.080%
Series TH	0.240%	0.064%	0.080%
Series F	0.160%	0.048%	0.080%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates). As of March 31, 2014, the current multiplier for calculating the maximum rate is 160%. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

104  Annual Report | March 31, 2014

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

March 31, 2014

8. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On April 1, 2014, the following dividends were declared to common shareholders payable May 1, 2014 to shareholders of record on April 11, 2014.

Dynamic Income	$0.191 per common share
Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

On May 1, 2014, the following dividends were declared to common shareholders payable June 2, 2014 to shareholders of record on May 12, 2014.

Dynamic Income	$0.191 per common share
Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

On March 10-11, 2014, the Board approved, subject to the approval of the Funds’ shareholders, a new investment management agreement (the “Agreement”) between the Funds and PIMCO, pursuant to which PIMCO would replace AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO would continue to provide the day-to-day portfolio management services it currently provides to the Funds as their sub-adviser and would also assume responsibility for the supervisory and administrative services currently provided by AGIFM to the Funds as their investment manager. If the Agreement is approved by the Funds’ shareholders, the same investment professionals that are currently responsible for managing the Funds’ portfolio will continue to do so following the proposed transition, and PIMCO personnel will replace AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Funds.

Although the proposed management fee rate to be paid to PIMCO by each Fund under the Agreement is higher than the management fee rate imposed under the corresponding current agreement (except for Dynamic Income, whose proposed management fee rate is the same under the Agreement and the corresponding current agreement), the proposed unified fee arrangement under the Agreement covers the Funds’ portfolio management and administrative services covered under the current agreement and also requires PIMCO, at its expense, to procure most other supervisory and administrative services required by the Funds that are currently paid for or incurred by the Funds directly outside of the current agreements. A definitive proxy statement relating to the Agreement was filed with the Securities and Exchange Commission and distributed to shareholders of the Funds on April 21, 2014.

There were no other subsequent events identified that require recognition or disclosure.

March 31, 2014 | Annual Report  105

Consolidated Financial Highlights

PIMCO Dynamic Income Fund

For a share outstanding throughout each period:

	Year ended March 31, 2014	For the period May 30, 2012* through March 31, 2013
Net asset value, beginning of period	$30.69	$23.88**
Investment Operations:
Net investment income	3.70	2.79
Net realized and change in unrealized gain	1.24	6.50
Total from investment operations	4.94	9.29
Dividends and Distributions to Shareholders from:
Net investment income	(3.29)	(2.18)
Net realized gains	(0.23)	(0.27)
Total dividends and distributions to shareholders	(3.52)	(2.45)
Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–	(0.03)
Net asset value, end of period	$32.11	$30.69
Market price, end of period	$30.32	$31.10
Total Investment Return (1)	9.62%	35.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,458,961	$1,393,099
Ratio of expenses to average net assets, including interest expense (2)	3.15%	2.91%(3)
Ratio of expenses to average net assets, excluding interest expense (2)	2.17%	2.04%(3)
Ratio of net investment income to average net assets	11.90%	12.04%(3)
Portfolio turnover rate	18%	16%

*                 Commencement of operations.

**          Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.

(1)         Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)         Interest expense primarily relates to participation in reverse repurchase agreement transactions.

(3)         Annualized.

106  Annual Report | March 31, 2014 | See accompanying Notes to Financial Statements

Financial Highlights

PIMCO Global StocksPLUS® & Income Fund

For a common share outstanding throughout each year:

	Year ended March 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.32	$12.57	$14.88	$12.52	$6.59
Investment Operations:
Net investment income	1.39	1.38	1.61	1.75	1.24
Net realized and change in unrealized gain (loss)	1.21	2.57	(1.72)	2.81	6.89
Total from investment operations	2.60	3.95	(0.11)	4.56	8.13
Dividends and Distributions to Shareholders from:
Net investment income	(2.20)	(2.20)	(2.20)	(2.20)	(1.66)
Return of capital	–	–	–	–	(0.54)
Total dividends and distributions to shareholders	(2.20)	(2.20)	(2.20)	(2.20)	(2.20)
Net asset value, end of year	$14.72	$14.32	$12.57	$14.88	$12.52
Market price, end of year	$23.67	$21.95	$20.18	$24.48	$19.05
Total Investment Return (1)	19.44%	21.57%	(8.00)%	43.45%	155.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$153,393	$148,170	$128,952	$150,881	$125,370
Ratio of expenses to average net assets, including interest expense (2)	1.94%	2.64%	2.71%	2.81%	2.90%
Ratio of expenses to average net assets, excluding interest expense (2)	1.67%	2.10%	2.12%	2.20%	2.32%
Ratio of net investment income to average net assets	9.62%	10.75%	12.70%	13.07%	12.27%
Portfolio turnover rate	197%	33%	90%	80%	135%

(1)      Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)      Interest expense primarily relates to participation in reverse repurchase agreement transactions.

See accompanying Notes to Financial Statements | March 31, 2014 | Annual Report  107

Financial Highlights

PIMCO High Income Fund

For a common share outstanding throughout each year:

	Year ended March 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$8.65	$7.87	$9.42	$8.73	$3.49
Investment Operations:
Net investment income	0.84	0.81	0.96	1.13	1.13
Net realized and change in unrealized gain (loss)	0.20	1.43	(1.05)	1.03	5.58
Total from investment operations	1.04	2.24	(0.09)	2.16	6.71
Dividends on Preferred Shares from Net Investment Income	–†	–†	–†	(0.01)	(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.04	2.24	(0.09)	2.15	6.70
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.35)	(1.42)	(1.39)	(1.46)	(1.39)
Return of capital	(0.11)	(0.04)	(0.07)	–	(0.07)
Total dividends and distributions to shareholders	(1.46)	(1.46)	(1.46)	(1.46)	(1.46)
Net asset value, end of year	$8.23	$8.65	$7.87	$9.42	$8.73
Market price, end of year	$12.56	$12.35	$12.84	$14.01	$12.24
Total Investment Return (1)	15.51%	8.53%	3.28%	28.94%	156.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$1,021,120	$1,063,863	$960,496	$1,138,186	$1,046,236
Ratio of expenses to average net assets, including interest expense (2)(3)	1.14%	1.06%	1.16%	1.11%	1.25%
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.03%	1.05%	1.07%	1.04%	1.15%
Ratio of net investment income to average net assets (2)	10.14%	10.00%	11.76%	12.74%	16.69%
Preferred shares asset coverage per share	$112,424	$116,082	$107,233	$122,446	$114,573
Portfolio turnover rate	159%	70%	24%	89%	138%

†                 Less than $(0.005) per common share.

(1)         Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)         Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)         Interest expense primarily relates to participation in reverse repurchase agreement transactions.

108  Annual Report | March 31, 2014 | See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

To the Shareholders and Board of Trustees of PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for PIMCO Dynamic Income Fund), including the schedules of investments (consolidated schedule of investments for PIMCO Dynamic Income Fund), and the related statements of operations (consolidated statement of operations for PIMCO Dynamic Income Fund), of changes in net assets (consolidated changes in net assets for PIMCO Dynamic Income Fund) and of cash flows (consolidated cash flows for PIMCO Dynamic Income Fund) and the financial highlights (consolidated financial highlights for PIMCO Dynamic Income Fund), present fairly, in all material respects, the financial position of PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund (the “Funds”) at March 31, 2014, the results of each of their operations and their cash flows for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 23, 2014

March 31, 2014 | Annual Report 109

Tax Information/Proxy Voting Policies & Procedures (unaudited)

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2014, are designated as “qualified dividend income”:

Dynamic Income	0.90%
Global StocksPLUS®	0.21%
High Income	2.10%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended March 31, 2014, that qualify for the corporate dividend received deduction is set forth below:

Dynamic Income	0.69%
Global StocksPLUS®	0.21%
High Income	2.10%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2014. In January 2015, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2014. The amount that will be reported will be the amount to use on the shareholder’s 2014 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended March 31, 2014. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

110 Annual Report | March 31, 2014

Annual Shareholder Meeting Results (unaudited)

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Annual Shareholder Meeting Results:

Dynamic Income, Global StocksPLUS® and High Income held their annual meetings of shareholders on December 18, 2013, July 17, 2013 and December 18, 2013, respectively.

Dynamic Income:

Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Alan Rappaport – Class I to serve until the annual meeting for the 2015-2016 fiscal year	37,055,869	617,147

Election of Hans W. Kertess – Class I to serve until the annual meeting for the 2015-2016 fiscal year	37,038,081	634,935

Election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2015-2016 fiscal year	37,052,262	620,754

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson and John C. Maney† continue to serve as Trustees.

_______________

†  Interested Trustee

Global StocksPLUS®:

Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	8,843,881	531,840

Re-election of Bradford K. Gallagher – Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	8,897,826	477,895

Re-election of James A. Jacobson – Class II to serve until the Annual Meeting for the 2016-2017 fiscal year	8,890,267	485,454

The other members of the Board of Trustees as of the time of the meeting, namely, Messrs. Hans W. Kertess, John C. Maney†, William B. Ogden, IV and Alan Rappaport, continued to serve as Trustees.

_______________

† Interested Trustee

High Income:

Common/Preferred Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Alan Rappaport* – Class I to serve until the annual meeting for the 2016-2017 fiscal year	8,027	338

Re-election of Hans W. Kertess – Class I to serve until the annual meeting for the 2016-2017 fiscal year	101,443,614	4,216,252

Re-election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2016-2017 fiscal year	101,620,475	4,039,391

The other members of the Board of Trustees as of the time of the meeting, namely Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson* and John C. Maney† continued to serve as Trustees.

_______________

*  Preferred Trustee

†  Interested Trustee

March 31, 2014 | Annual Report 111

Changes in Investment Policy/Loan Investments and Origination (unaudited)

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Changes in Investment Policy – High Income:

High Income has eliminated its non-fundamental investment policy to, under normal market conditions, invest at least 50% of its net assets in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody’s Investors Service, Inc. (“Moody’s”), below BBB by either Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but judged by the Sub-Adviser to be of comparable quality), which may be represented by forward contracts or derivatives such as options, futures contracts or swap agreements (the “50% Policy”). High Income may now invest any portion (or none) of its assets in below investment grade securities (commonly referred to as “high yield” securities or “junk bonds”), subject to High Income’s other investment policies, including the revised policy noted below.

High Income previously observed a non-fundamental policy to not invest more than 20% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each rating agency rating the security or that are judged by the Sub-Adviser to be of comparable quality. This policy has been amended and restated in its entirety to read as follows:

High Income will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. High Income may invest without limitation in mortgage-related and other asset-backed securities regardless of rating – i.e., of any credit quality.

Loan Investments and Origination:

The Funds may invest in loans and related investments, which include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. For more information on these and other risks, see Note 2 in the Notes to Financial Statements. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

112 Annual Report | March 31, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited)

Consideration of the Proposed Investment Management Agreement for High Income, Global StocksPLUS® and Dynamic Income

At a meeting of the Board of Trustees of each Fund (the “Board” or the “Trustees”) on December 10, 2013, the Board received a preliminary presentation from PIMCO regarding the proposed transition of the Funds’ investment management and administrative services from AGIFM to PIMCO and agreed that PIMCO should prepare materials regarding the proposed investment management agreement between PIMCO and the Funds (the “Proposed Agreement”) and related arrangements for formal consideration at the Board’s next regularly scheduled meeting. On February 4, 2014, the Board held a special in-person meeting with members of PIMCO’s senior management and other PIMCO personnel proposed to serve as officers of the Funds to discuss the proposed transition. On February 25, 2014, the non-interested Trustees (the “Independent Trustees”) met separately via conference call with their counsel to discuss materials provided by PIMCO regarding the Proposed Agreement and related arrangements, and representatives from PIMCO attended a portion of that meeting to respond to questions from the Independent Trustees and to field requests for supplemental information regarding the proposed arrangements. The Board then held an in-person meeting with management on March 10-11, 2014 to consider approval of the Proposed Agreement and related arrangements (the meetings of the Board discussed herein collectively referred to as the “Meetings”). Following careful consideration of the matter as described in more detail herein, the Board of each Fund, including all of the Independent Trustees, approved the Proposed Agreement for the Fund for an initial one-year term, subject to approval of the Proposed Agreement for the Fund by its shareholders. The information, material factors and conclusions that formed the basis for the Board’s approvals for each Fund are described below. As noted, the Independent Trustees were assisted in their evaluation of the Proposed Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the Meetings.

In connection with their deliberations regarding the approval of the Proposed Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be provided to each Fund by PIMCO under the Proposed Agreement.

In connection with the Meetings, the Trustees received and relied upon materials provided by PIMCO (or AGIFM, as applicable) which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees under the investment management agreement

March 31, 2014 | Annual Report 113

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

Consideration of the Proposed Investment Management Agreement for High Income, Global StocksPLUS® and Dynamic Income

between each Fund and AGIFM (the “Current Agreements”) and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information provided by PIMCO on the Funds’ proposed management fee rates and total expense ratios under the Proposed Agreement in comparison to data provided by Lipper on the management fees and total expense ratios of comparable funds identified by Lipper, (iv) information on the aggregate management fees and total expenses paid by each Fund under its Current Agreement during calendar year 2013 and the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement during calendar year 2013, (v) information regarding the investment performance and fees for other funds managed by PIMCO, if any, with similar investment strategies to those of the Funds, (vi) the estimated profitability to AGIFM as investment manager to the Funds for the one-year period ended December 31, 2012, and to PIMCO as sub-adviser to the Funds for the one-year periods ended December 31, 2012 and 2013, (vii) estimates of what the profitability to PIMCO would have been under the Proposed Agreement for the one-year period ended December 31, 2013 and what the profitability to PIMCO under the Proposed Agreement is estimated to be for the calendar years ending December 31, 2014, 2015 and 2016, (viii) information provided by PIMCO on each Fund’s risk-adjusted returns, total returns and yield over various time periods, (ix) descriptions of various functions and services to be performed or procured by PIMCO for the Funds under the Proposed Agreement, such as portfolio management, compliance monitoring, portfolio trading, custody, transfer agency, dividend disbursement, recordkeeping, tax, legal, audit, valuation and other administrative and shareholder services and (x) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel who will provide investment management, administrative and other services to the Funds under the Proposed Agreement.

The Trustees’ conclusions as to the approval of the Proposed Agreement for each Fund were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined PIMCO’s ability to provide high quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds and conditions that might affect PIMCO’s ability to provide high quality services

114 Annual Report | March 31, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

Consideration of the Proposed Investment Management Agreement for High Income, Global StocksPLUS® and Dynamic Income

to the Funds in the future under the Proposed Agreement, including PIMCO’s financial condition and operational stability. The Trustees took into account their familiarity and experience with PIMCO as the sub-adviser and portfolio manager for each Fund to date, and noted that the same investment professionals who are currently responsible for managing each Fund’s portfolio will continue to do so following the proposed transition. They further noted that each Fund will continue to have the same investment objective(s) and policies following the proposed transition.

The Trustees also considered the nature of certain supervisory and administrative services that PIMCO would be responsible for providing to the Funds under the Proposed Agreement. The Trustees noted PIMCO’s belief that a number of operational and administrative efficiencies are expected to result from the arrangements under the Proposed Agreement. The Trustees considered PIMCO’s representation that it could offer the Funds an integrated set of high-quality investment management, administrative and distribution/aftermarket support services under a single platform, which PIMCO believes will allow for greater efficiencies and enhanced coordination among various investment management and administrative functions. The Trustees also took into account that the fund administration group at PIMCO, then comprised of approximately 140 professionals worldwide, provided administrative services for approximately $860 billion in assets under management globally (as of October 31, 2013), including over 150 PIMCO open-end funds and ETFs which, like the Funds, are U.S. registered investment companies, and that PIMCO has substantial prior experience in the administration of U.S. registered closed-end funds. The Trustees also considered PIMCO’s representation that the PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, marketing, shareholder communications/services and technology, and noted PIMCO’s belief that the Funds and their shareholders will benefit by having all such services provided “under one roof” by the highly experienced team at PIMCO. Moreover, the Trustees noted that the proposed PIMCO-only management structure for the Funds aligns with the “two pillar” approach adopted by Allianz SE with respect to other PIMCO and Allianz Global Investors products globally, and considered PIMCO’s view that the change will facilitate clearer branding and marketing of the Funds and will help to avoid potential confusion among intermediaries, analysts and investors as to whether the Funds are PIMCO and/or Allianz Global Investors products. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that PIMCO would be able to provide high quality supervisory and administrative services to the Funds and meet any reasonably foreseeable obligations under the Proposed Agreement.

In assessing the reasonableness of each Fund’s proposed unified management fee rate under the Proposed Agreement, the Trustees considered, among other information, (i) each

March 31, 2014 | Annual Report 115

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

Consideration of the Proposed Investment Management Agreement for High Income, Global StocksPLUS® and Dynamic Income

Fund’s current and proposed contractual management fee rate, (ii) each Fund’s total expense ratio under its Current Agreement and under the Proposed Agreement calculated on average net assets and on average managed assets, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013, and (iii) the aggregate management fees and estimated total expenses paid by each Fund under its Current Agreement during calendar year 2013 and estimates of the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement if it had been in place during calendar year 2013. In this regard, the Trustees noted that, although the proposed management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement is higher than the management fee rate imposed under the corresponding Current Agreement (except for Dynamic Income, whose proposed management fee rate is the same under the Proposed Agreement and the corresponding Current Agreement), the proposed unified fee arrangement under the Proposed Agreement covers the Fund’s portfolio management and administrative services covered under the Current Agreement and also requires PIMCO, at its expense, to procure most other supervisory and administrative services required by the Funds that are currently paid for or incurred by the Funds directly outside of the Current Agreements (such fees and expenses, “Operating Expenses”).

In addition, the Trustees took into account PIMCO’s explanation that, in determining the proposed unified management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement, PIMCO reviewed the Fund’s total expenses, including its current contractual management fee and other expenses currently borne by the Fund outside of the applicable Current Agreement, and the Fund’s leverage outstanding during calendar year 2013, and proposed a management fee rate that PIMCO estimated would result in the Fund’s total expenses paid by common shareholders being lower under the Proposed Agreement than under the corresponding Current Agreement (based on calendar year 2013 expenses). The Trustees noted that PIMCO estimated that the proposed new arrangement would result in an overall savings to common shareholders of each Fund under ordinary circumstances. The Trustees further considered PIMCO’s explanation that, in developing the proposed unified fee structure for each Fund, PIMCO, after discussions with the Board, determined a 20% reduction to the Fund’s actual Operating Expenses for calendar year 2013, converted that amount to basis points and rounded to the next lowest half or whole basis point in arriving at a proposed unified fee rate for the Fund. With respect to Dynamic Income, after discussions with the Trustees, PIMCO determined to propose a unified management fee rate under the Proposed Agreement at the same rate that is currently charged under the Current Agreement for that Fund, such that PIMCO will bear all Operating Expenses for that Fund under the proposed unified fee structure with no increase in the fee rate charged under the current non-unified fee structure. The Board considered PIMCO’s statement that the proposed unified fee rates are designed to allow the Funds and their common

116  Annual Report | March 31, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

Consideration of the Proposed Investment Management Agreement for High Income, Global StocksPLUS® and Dynamic Income

shareholders to share up front in operational efficiencies PIMCO will attempt to realize with respect to the Funds’ Operating Expenses as a result of the proposed transition.

The Trustees also took into account other expected benefits to shareholders of the proposed unified fee structure under the Proposed Agreement. In this regard, the Trustees noted PIMCO’s view that the proposed new unified fee structure would be beneficial for common shareholders because it provides a management fee (including Operating Expenses) structure that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to the current fee and expense structure, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) not covered by the Current Agreements can vary over time. The Trustees also considered that the proposed unified fee structure generally insulates the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

The Trustees also considered the management fees charged by PIMCO to other funds with similar strategies to those of High Income, including open-end funds advised by PIMCO. The Trustees noted that the management fees proposed to be paid by High Income are generally higher than the fees paid by the open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend. With respect to Global StocksPLUS® and Dynamic Income, the Trustees were advised that PIMCO does not manage any funds or accounts which have an investment strategy or return profile bearing any reasonable similarity to those Funds.

The Trustees also took into account that High Income has preferred shares outstanding, which increases the amount of management fees payable by that Fund under both its Current Agreement and the Proposed Agreement (because the Fund’s fees are calculated, and under the Proposed Agreement would continue to be calculated, based on the Fund’s net assets, including any assets attributable to preferred shares outstanding). They also took into account that the use of other forms of leverage by Global StocksPLUS® and Dynamic Income, such as through the use of reverse repurchase agreements, increases the amount of management fees payable by those Funds under both the Current Agreements and the Proposed Agreement (because those Funds’ fees are calculated, and under the Proposed Agreement would continue to be calculated, based on total managed assets, including assets attributable to certain forms of leverage). The Trustees took into account that, under both the Current Agreements and the Proposed Agreement, PIMCO has a financial incentive for the Funds to have preferred shares and/or other forms of leverage outstanding, which may create a conflict of interest between PIMCO, on the one hand, and

March 31, 2014 | Annual Report  117

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

Consideration of the Proposed Investment Management Agreement for High Income, Global StocksPLUS® and Dynamic Income

the Funds’ common shareholders, on the other. The Trustees further noted that this incentive will be greater under the Proposed Agreement in comparison to the Current Agreements (other than with respect to Dynamic Income) because the contractual management fee rates under the Proposed Agreement are higher for each Fund than under its Current Agreement (other than Dynamic Income), and the total fees paid to PIMCO under the Proposed Agreement will therefore vary more with increases and decreases in applicable leverage incurred by a Fund than under the Current Agreements. In this regard, the Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also reviewed information provided by PIMCO relating to the estimated impact on each of Global StocksPLUS®’s and Dynamic Income’s management fees and Operating Expenses of increasing such Fund’s leverage to the maximum practical level that could be attained without further Board approval, as calculated under both the Current Agreements (pursuant to which the Fund would pay management fees to PIMCO and separately pay Operating Expenses) and the Proposed Agreement (pursuant to which the Fund would pay the unified fee to PIMCO, which includes Operating Expenses), and noted the increase in each of Global StocksPLUS®’s and Dynamic Income’s net expenses under the Proposed Agreement under these circumstances was not substantial. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

With respect to each Fund, the Trustees reviewed, among other information, comparative information showing the proposed unified fee rate of the Fund under the Proposed Agreement, calculated both on average net assets and on average managed assets, against its Lipper expense group and the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets and average managed assets under the Proposed Agreement against its Lipper expense group. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none were proposed for the Funds). The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups presented for comparison with the Funds.

The Trustees noted that, for each Fund the proposed unified fee rate for the Fund was above the median management fee of the other funds in its expense group provided by Lipper, considered both calculated on average net assets and on average managed assets. However, in this regard, the Trustees took into account that each Fund’s proposed unified management fee rate covers substantially all of the Fund’s Operating Expenses and therefore would tend to be higher than the management fee rates of other funds in the expense groups provided by Lipper, which generally do not have a unified fee structure and bear Operating Expenses separately in addition to the management fee. The Trustees

118  Annual Report | March 31, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

Consideration of the Proposed Investment Management Agreement for High Income, Global StocksPLUS® and Dynamic Income

determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

The Trustees also reviewed, among other information, comparative information showing the total return performance of common shares of each Fund (based on net asset value) against its Lipper performance universe for the one-year, three-year, five-year and ten-year periods (to the extent such Fund had been in existence) ended December 31, 2013. In addition, with respect to Dynamic Income, the Trustees also reviewed, among other information, supplemental comparative information showing the performance of Dynamic Income against peer funds selected by PIMCO for the one-year period, the period since April 30, 2013 and the period since the inception of the Fund to February 28, 2014. Fund-specific performance results for the Funds reviewed by the Trustees are discussed below.

The following summarizes comparative performance and fee and expense information considered for each Fund. The comparative performance information was prepared and provided by Lipper and, in the case of the supplemental comparative information for Dynamic Income described above, by PIMCO, and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods.

The comparative expense information reviewed by the Trustees was based on information provided by PIMCO with respect to the Funds and information provided by Lipper with respect to the other funds in the expense groups. With respect to Dynamic Income, PIMCO also provided comparative expense information against peer funds selected by PIMCO. The total expense ratio information for each Fund discussed below was estimated by PIMCO assuming that the Proposed Agreement had been in effect for the 2013 calendar year, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013. The fee and expense information was prepared and provided by Lipper or PIMCO (as noted) and was not independently verified by the Trustees.

High Income

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods and second quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of ten closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $243.8 million to $1.956 billion, and that two of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

March 31, 2014 | Annual Report  119

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

Consideration of the Proposed Investment Management Agreement for High Income, Global StocksPLUS® and Dynamic Income

Global StocksPLUS®

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund ranked first out of two funds for the one-year, three-year and five-year periods ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eight closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $115.5 million to $260.0 million, and that five of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

Dynamic Income

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $122.4 million to $1.048 billion, and that no funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

In addition to the Lipper peer group information, the Board considered fee and expense information for Dynamic Income in comparison to a group of closed-end funds that PIMCO identified as being competitor funds in the marketplace and private funds with similar investment strategies to those of the Fund. The Trustees noted that the Fund’s estimated total expense ratio (excluding interest expense) was below the median total expense ratio (excluding interest expense) of the group of closed-end funds presented for comparison by PIMCO.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The Trustees also considered profitability analyses provided by PIMCO, which included the estimated profitability to AGIFM as investment manager to the Funds for the one-year period ended December 31, 2012 (such estimate having been prepared by AGIFM); estimated profitability to PIMCO as sub-adviser to the Funds for the one-year periods ended December 31, 2012 and 2013; pro forma estimated profitability to PIMCO for the one-year period ended December 31, 2013 assuming the Proposed Agreement had been in effect; and pro forma estimated profitability

120  Annual Report | March 31, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

Consideration of the Proposed Investment Management Agreement for High Income, Global StocksPLUS® and Dynamic Income

to PIMCO under the Proposed Agreement for the calendar years ending December 31, 2014, 2015 and 2016. PIMCO provided profitability estimates under the Proposed Agreement reflecting a range of assumptions as to the allocation of internal expenses to its management of the Funds versus other types of products and services, and also estimated profitability both reflecting and not reflecting the amortization of the initial structuring fee payments and/or ongoing shareholder servicing and support payments PIMCO has made or will make to third parties with respect to the Funds. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end Funds, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) principally through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable by each Fund under the Proposed Agreement, although they did take into account that the proposed unified fee rates reflect estimated reductions in Operating Expenses designed to allow the Funds to share up front in operational efficiencies PIMCO will attempt to realize as a result of the proposed transition.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Proposed Agreement and based upon the information provided and related representations made by PIMCO, that they were satisfied with PIMCO’s responses and efforts relating to the investment management and performance of the Fund. They also concluded that they were satisfied with PIMCO’s information and responses as to its resources and capabilities to serve as investment manager and administrator of each Fund under the Proposed Agreement following the transition. The Trustees also concluded that the fees payable by each Fund under the Proposed Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided or procured by PIMCO under the Proposed Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the approval of the Proposed Agreement was in the interests of each Fund and its shareholders, and determined to recommend the same for approval by shareholders.

March 31, 2014 | Annual Report  121

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

Consideration of the Continuation of the Existing Investment Management Agreements for Dynamic Income

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees and a majority of the Independent Trustees, voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement,” and, together with the Advisory Agreement, the “Existing Agreements”). As discussed under “Consideration of the Proposed Investment Management Agreement for High Income, Global StocksPLUS® and Dynamic Income” above, the Trustees approved the Proposed Agreement between the Fund and PIMCO on March 10-11, 2014, which, if approved by shareholders of the Fund, will become effective for the Fund at a date and time mutually agreeable to the Fund, PIMCO and AGIFM in order to effect an efficient transition for the Fund and its shareholders. If the Proposed Agreement takes effect, PIMCO will replace AGIFM as the investment manager of the Fund and PIMCO will no longer serve as the Fund’s sub-adviser, and the Existing Agreements will terminate. However, the current terms of the Existing Agreements terminate before the Proposed Agreement is expected to take effect, and, therefore, the Trustees were also asked to approve the continuance of the Existing Agreements for an additional term which would expire upon the effectiveness of the Proposed Agreement or, in the event the Proposed Agreement is not approved by shareholders of the Fund, for an additional one-year period. Accordingly, the Trustees met in person on March 10-11, 2014 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Existing Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the continuation of the Existing Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager and the Sub-Adviser which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper,

122  Annual Report | March 31, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

Consideration of the Continuation of the Existing Investment Management Agreements for Dynamic Income

(iii) the estimated profitability to the Investment Manager from its relationship with the Fund for the one-year period ended December 31, 2013, (iv) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Existing Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

In addition, it was noted that the Trustees considered matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Existing Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Existing Agreements.

In assessing the reasonableness of the Fund’s fees under the Existing Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and

March 31, 2014 | Annual Report  123

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

Consideration of the Continuation of the Existing Investment Management Agreements for Dynamic Income

total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee (recognizing that its management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none exist for the Fund).

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eleven closed-end funds, including the Fund. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the eleven funds in the expense group ranged from $307.2 million to $1.301 billion, and that one of the funds is larger in asset size than the Fund. The Trustees noted that the Fund’s management fee was above the median management fee of the other funds in its expense group provided by Lipper, considered both calculated on common share assets and on common share and leveraged assets combined. With respect to the Fund’s total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

Fund-specific performance results for the one-year period ended December 31, 2013 reviewed by the Trustees are discussed under “Consideration of the Proposed Investment Management Agreement for High Income, Global StocksPLUS® and Dynamic Income” above.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees were advised that PIMCO does not manage any funds or accounts which have an investment strategy or return profile bearing any reasonable similarity to the Fund.

The Trustees also took into account that the use of leverage by the Fund, such as through the use of reverse repurchase agreements, increases the amount of management fees payable by the Fund under the Existing Agreements (because the Fund’s fees are calculated based on total managed assets, including assets attributable to certain forms of leverage). The Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to have certain forms of leverage outstanding, which may create a conflict of interest

124  Annual Report | March 31, 2014

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements (unaudited) (continued)

Consideration of the Continuation of the Existing Investment Management Agreements for Dynamic Income

between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation the Investment Manager or the Sub-Adviser receive.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) principally through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Existing Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund and research, statistical and quotation services the Investment Manager and Sub-Adviser may receive from broker-dealers executing the Fund’s portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Existing Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under each Existing Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Existing Agreements (either on an interim basis until the Proposed Agreement takes effect or for an additional one-year period if the Proposed Agreement does not take effect, as described above) was in the interests of the Fund and its shareholders, and should be approved.

March 31, 2014 | Annual Report  125

Privacy Policy (unaudited)

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Privacy Policy

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet websites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a

126 Annual Report | March 31, 2014

Privacy Policy (unaudited) (continued)

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

March 31, 2014 | Annual Report 127

Dividend Reinvestment Plan (unaudited)

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of

128 Annual Report | March 31, 2014

Dividend Reinvestment Plan (unaudited) (continued)

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

March 31, 2014 | Annual Report 129

Board of Trustees (unaudited)

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess
Year of Birth: 1939

Chairman of the Board of Trustees since: 2008

Trustee since: 2003 – PHK; 2005 – PGP; 2012 – PDI Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2016-2017 fiscal year and PGP’s 2015-2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis
Year of Birth: 1952

Trustee since: 2011 – PGP, PHK; 2012 – PDI

Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2015-2016 fiscal year and PGP’s 2016-2017 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher
Year of Birth: 1944

Trustee since: 2010 – PGP, PHK; 2012 – PDI

Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2014-2015 fiscal year and PGP’s 2016-2017 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson
Year of Birth: 1945

Trustee since: 2009 – PGP, PHK; 2012 – PDI

Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2014-2015 fiscal year and PGP’s 2016-2017 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

130 Annual Report | March 31, 2014

Board of Trustees (unaudited) (continued)

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV
Year of Birth: 1945

Trustee since: 2006 – PGP, PHK; 2012 – PDI

Term of office: Expected to stand for re-election
at annual meeting of shareholders for PHK and PDI’s 2016-2017 fiscal year and PGP’s 2015-2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport
Year of Birth: 1953

Trustee since: 2010 – PGP, PHK; 2012 – PDI

Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2016-2017 fiscal year and PGP’s 2014-2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†
Year of Birth: 1959

Trustee since: 2006 – PGP, PHK; 2012 – PDI

Term of office: Expected to stand for re-election at annual meeting of shareholders for PHK and PDI’s 2015-2016 fiscal year and PGP’s 2014-2015 fiscal year.

Trustee/Director of 84 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†            Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

March 31, 2014 | Annual Report 131

Fund Officers (unaudited)

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/PIMCO High Income Fund

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Julian Sluyters Year of Birth: 1960 President & Chief Executive Officer since: 2014

Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director, and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 84 funds in the Fund Complex; Trustee of 20 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2003 – PHK; 2005 – PGP; 2012 – PDI

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 84 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004 – PHK; 2005 – PGP; 2012 – PDI

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 84 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007 – PHK & PGP; 2012 – PDI	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011 – PHK & PGP; 2012 – PDI	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008 – PHK & PGP; 2012 – PDI	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since 2013

Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 82 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006 – PHK & PGP; 2012 – PDI	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

132 Annual Report | March 31, 2014

Trustees

Hans W. Kertess
Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Julian Sluyters
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Thomas L. Harter
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©2014 Allianz Global Investors Distributors U.S. LLC AZ607AR_033114	AGI-2014-04-07-9289

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $80,000 in 2013 and $83,000 in 2014.

b) Audit-Related Fees. There were no audit-related fees billed for each of the last two fiscal years.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,530 in 2013 and $15,990 in 2014. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Global StocksPLUS® & Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources

Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2013 Reporting Period was $8,135,326 and the 2014 Reporting Period was $7,894,763.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, and Alan Rappaport.

ITEM 6.INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO GLOBAL STOCKSPLUS & INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, sub-advisers and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-advisers of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summaries of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                     The party voting the proxies (i.e., the sub-advisers) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-advisers of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-advisers with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                      The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                      Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Pacific Investment Management Company LLC (“PIMCO”)

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3)

PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of June 3, 2014, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Global StocksPLUS & Income Fund (“PGP” or the “Fund”):

Daniel J. Ivascyn
Mr. Ivascyn has been the portfolio manager since inception (May 2005).  Mr. Ivascyn is a Deputy CIO, managing director, the head of the mortgage credit portfolio management team and a lead portfolio manager for the credit hedge fund and mortgage opportunistic strategies of Pacific Investment Management Company LLC (``PIMCO’’) in the Newport Beach office.  Mr. Ivascyn is a member of PIMCO’s Executive Committee and as a member of the Investment Committee.  Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns, as well as T. Rowe Price and Fidelity Investments. He has 22 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business and a bachelors in economics from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the portfolio manager as of March 31, 2014, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
Daniel J. Ivascyn	PGP	9	37,658.45	10	5,757.29	*	101	10,215.95	**

* Of these Other Pooled Investment Vehicles, 2 accounts totaling $1 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 4 accounts totaling $3,161.03 million in assets pay an advisory fee that is based in part on the performance of the account.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of March 31, 2014, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•                  Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•                  Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of March 31, 2014.

PIMCO Global StocksPLUS & Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund

Daniel J. Ivascyn	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Global StocksPLUS® & Income Fund

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date:	June 3, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	June 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date:	June 3, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	June 3, 2014